SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 34

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 36

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Thomas M. Kinzler, Esq.

Vice President and Secretary

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective on March 31, 2006 pursuant to paragraph (a)(2) of rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 34 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 36 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	Alliance Capital Management L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	[ ]

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Growth Fund	Alliance Capital Management L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, Inc.
MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Small Cap Value Equity Fund	[ ]
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	[ ]

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc
MassMutual Select Emerging Growth Fund	RS Investment Management, L.P.

International/Global
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	Salomon Brothers Asset Management Inc/ Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 Standard & Poor’s®, S&P® and Standard & Poor’s 500® are registered trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s Corporation, a division of McGraw Hill Companies (“S&P”). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund.

PROSPECTUS

March 31, 2006

–  1  –

–  2  –

–  3  –

Summary Information

MassMutual Select Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page [ ].

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for Class A, Class L and Class Y shares of a Fund are based on the performance of Class S Shares, adjusted for class specific expenses, and average annual total returns for Class N shares of a Fund is based on the performance of Class A Shares, adjusted for class specific expenses.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s Annual Fund Operating Expenses. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  4  –

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

LOGO [ ]

During the period shown above, the highest quarterly return for the Fund was [        ]% for the quarter ended [                    ], 2005 and the lowest quarterly return was [        ]% for the quarter ended [                    ], 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/04)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%
Lehman Brothers Aggregate Bond Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  6  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%	.55%	.55%		.55%		.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None		.25%		.50%
Other Expenses	.15%	.20%	.35%		.35%		.40%
Total Annual Fund Operating Expenses	.70%	.75%	.90%		1.15%		1.45%

Expense Reimbursement(1)	—	—	(.15%	)	(.15%	)	(.15%	)
Net Fund Expenses(2)	.70%	.75%	.75%		1.00%		1.30%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$72	$224
Class Y	$77	$240
Class L	$77	$272
Class A	$573	$810
Class N	$236	$444

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$133	$444

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 7.30% for the quarter ended June 30, 1995 and the lowest was -2.18% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Western Asset Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Lehman Brothers Aggregate Bond Index^	%	%	%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two sub-advisers independently manage their own portion of the Fund’s assets. Salomon Brothers Asset Management Inc (“SaBAM”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s adviser may change the allocation of the Fund’s assets between the Fund’s sub-advisers on a basis determined by the Fund’s adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page [    ]

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 5.34% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.38% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	5.76%	5.75%
Return After Taxes on Distributions – Class S	5.59%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	3.91%	4.86%
Return Before Taxes – Class Y	5.74%	5.72%
Return Before Taxes – Class L	5.62%	5.61%
Return Before Taxes – Class A+	-0.71%	-0.71%
Return Before Taxes – Class N+	4.02%	4.01%

Russell 3000 Index^	11.95%	11.98%
Lipper Balanced Fund Index^^	7.00%	7.11%
Lehman Brothers Aggregate Bond Index^^^	4.34%	4.41%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

–  8  –

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%		.60%		.60%		.60%		.60%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.24%		.23%		.38%		.39%		.45%
Total Annual Fund Operating Expenses	.84%		.83%		.98%		1.24%		1.55%

Expense Reimbursement(1)	(.08%	)	(.02%	)	(.02%	)	(.03%	)	(.04%	)
Net Fund Expenses(2)	.76%		.81%		.96%		1.21%		1.51%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$78	$260	$458	$1,028
Class Y	$83	$263	$458	$1,022
Class L	$98	$310	$540	$1,198
Class A	$692	$944	$1,215	$1,985
Class N	$257	$486	$841	$1,839

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$154	$486	$841	$1,839

SaBAM and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser.

	Highest Quarter	Lowest Quarter
SaBAM Mutual Fund	21.81%, 2Q 2003	-22.06%, 3Q 2002
Western Asset Composite	7.29%, 2Q 1995	-2.19%, 2Q 2004

SaBAM and Western Asset Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
SaBAM Mutual Fund
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Lipper Balanced Fund Index^	%	%	%
Russell 3000 Index^^	%	%	%

	One Year	Five Years	Ten Years
Western Asset Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Lipper Balanced Fund Index^	%	%	%
Lehman Brothers Aggregate Bond Index^^^	%	%	%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. SaBAM’s Similar Account performance is from a mutual fund managed by SaBAM (the Smith Barney Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by SaBAM, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar charts are based on Class S expenses. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, Alliance Capital Management L.P. (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. Alliance Capital will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, Alliance Capital may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, Alliance Capital will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. Alliance Capital uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. Alliance Capital looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, Alliance Capital prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, Alliance Capital employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

CHART

During the period shown above, the highest quarterly return for the Fund was [        ]% for the quarter ended [                    ], 2005 and the lowest quarterly return was [        ]% for the quarter ended [                    ], 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Russell 1000® Value Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  10  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.19%	.30%	.34%	.40%
Total Annual Fund Operating Expenses(1) (2)	.59%	.69%	.80%	1.09%	1.40%

(1)	Pursuant to a written agreement, MassMutual has agreed to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189
Class Y	$71	$221
Class L	$82	$255
Class A	$681	$903
Class N	$246	$443

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$443

Alliance Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Alliance Capital for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.82% for the quarter ended September 30, 2002.

Alliance Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Alliance Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (4/99)
Alliance Capital Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 1000® Value Index^	%	%	%

* Performance shown is the composite of all portfolios with about 150 stocks managed by Alliance Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.18% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.11% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

S&P 500® Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  12  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.14%	.18%	.33%	.33%	.38%
Total Annual Fund Operating Expenses(1)	.79%	.83%	.98%	1.23%	1.53%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$252	$439	$977
Class Y	$85	$265	$460	$1,024
Class L	$100	$312	$541	$1,200
Class A	$694	$944	$1,213	$1,977
Class N	$259	$484	$834	$1,821

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$156	$484	$834	$1,821

Wellington Management

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 17.33% for the quarter ended June 30, 2003 and the lowest was -20.03% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ]

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 15.56% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.23% for the quarter ended September 30, 2002.

–  14  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Russell 1000® Value Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.23%	.38%	.38%	.43%
Total Annual Fund Operating Expenses(1)	.88%	.93%	1.08%	1.33%	1.63%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 90	$281	$ 487	$1,083
Class Y	$ 95	$296	$ 515	$1,141
Class L	$110	$344	$ 595	$1,315
Class A	$704	$973	$1,263	$2,083
Class N	$269	$515	$ 887	$1,930

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$166	$515	$887	$1,930

–  15  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.32% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.42% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

S&P 500® Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  16  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.76%	.85%	1.00%	1.25%	1.55%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 78	$243	$ 422	$ 941
Class Y	$ 87	$271	$ 471	$1,048
Class L	$102	$318	$ 552	$1,223
Class A	$696	$950	$1,223	$1,998
Class N	$261	$490	$ 845	$1,843

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$490	$845	$1,843

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended December 31, 1998 and the lowest was -14.48% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  17  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500® Index. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500® Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page [    ]). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500® Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500® Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk,
Non-Diversification Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 21.23% for the quarter ended December 31, 1998 and the lowest was -17.29% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Since Inception (5/01)
Class Z	%	N/A	%
Ten Years
Class S	%	%	%
Class Y+	%	%	%
Class L+	%	%	%
Class A+	%	%	%
Class N+	%	%	%

S&P 500® Index^	%	%	%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to March 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  18  –

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (3/1/98)
Return Before Taxes – Class S	%	%	%
Return After Taxes on Distributions – Class S	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares –Class S	%	%	%

S&P 500® Index^	%	%	%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class Z	Class S	Class Y	Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%	.10%	.10%	.10%		.10%		.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None		.25%		.50%
Other Expenses	.10%	.32%	.35%	.50%		.50%		.55%
Total Annual Fund Operating Expenses	.20%	.42%	.45%	.60%		.85%		1.15%

Expense Reimbursement(1)	—	—	—	(.10%	)	(.10%	)	(.10%	)
Net Fund Expenses(2)	.20%	.42%	.45%	.50%		.75%		1.05%

(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses for Class L, Class A and Class N of the Fund through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$ 20	$ 64	$ 113	$255
Class S	$ 43	$135	$ 235	$529
Class Y	$ 46	$144	$ 252	$566
Class L	$ 51	$182	$ 325	$740
Class A	$648	$822	$1,011	$1,555
Class N	$211	$356	$ 623	$1,387

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$107	$356	$623	$1,387

–  19  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, [                        ], seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance

The Fund began operations March 31, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  20  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	[	]%	[	]%	[	]%	[	]%	[	]%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	[	]%	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%	[	]%	[	]%

Expense Reimbursement(2)	[–]		[–]		([	]%)	([	]%)	([	]%)
Net Fund Expenses(3)	[	]%	[	]%	[	]%	[	]%	[	]%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years
Class S	$	[	]	$	[	]
Class Y	$	[	]	$	[	]
Class L	$	[	]	$	[	]
Class A	$	[	]	$	[	]
Class N	$	[	]	$	[	]

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year			3 Years
Class N	$	[	]	$	[	]

[        ] Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by [                    ] for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

Chart

During the periods shown above, the highest quarterly return was [        ]% for the quarter ended [                    ] and the lowest was [        ]% for the quarter ended [                    ].

[        ] Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares [                    ]’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
[ ] Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is a composite of all portfolios managed by [            ] with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  21  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of assets in blue chip companies. The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), normally invests the Fund’s assets primarily in common stocks of well-known and established companies. Blue chip companies include companies whose stock is included in the Standard & Poor’s 500SM Index (S&P 500®) or the Dow Jones Industrial Average, and companies with market capitalizations of at least $1 billion if not included in either index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment.

FMR invests the Fund’s assets in companies that FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 13.21% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.12% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (6/1/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

S&P 500® Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  22  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.31%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	.88%	1.01%	1.13%	1.38%	1.68%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 90	$281	$ 487	$1,083
Class Y	$103	$322	$ 558	$1,234
Class L	$115	$359	$ 622	$1,372
Class A	$709	$988	$1,288	$2,136
Class N	$274	$530	$ 913	$1,984

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$530	$913	$1,984

FMR Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by FMR for an account with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 23.35% for the quarter ended December 31, 1998 and the lowest was -18.41% for the quarter ended September 30, 2001.

FMR Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares FMR’s investment results for an account with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
FMR Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is from a mutual fund managed by FMR with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The performance is of the Fidelity Blue Chip Growth Fund which is registered under the Investment Company Act of 1940. The quoted performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  23  –

MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Alliance Capital Management L.P. (“Alliance Capital”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

Alliance Capital’s investment strategy focuses on a relatively small number of intensively researched companies. Alliance Capital selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, Alliance Capital invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. Alliance Capital will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 12.39% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.39% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

S&P 500® Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  24  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.28%	.32%	.47%	.47%	.52%
Total Annual Fund Operating Expenses(1)	.93%	.97%	1.12%	1.37%	1.67%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$296	$515	$1,141
Class Y	$99	$309	$536	$1,188
Class L	$114	$356	$617	$1,361
Class A	$708	$985	$1,283	$2,125
Class N	$273	$527	$908	$1,973

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$527	$ 908	$1,973

Alliance Capital Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Alliance Capital for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 30.94% for the quarter ended December 31, 1998 and the lowest was -17.53% for the quarter ended September 30, 2001.

Alliance Capital Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Alliance Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Alliance Capital Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by Alliance Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  25  –

MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 14.88% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.36% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	%	%	%
Return After Taxes on Distributions – Class S	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%	%
Return Before Taxes – Class Y	%	%	%
Return Before Taxes – Class L	%	%	%
Return Before Taxes – Class A+	%	%	%
Return Before Taxes – Class N+	%	%	%

S&P 500® Index^	%	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  26  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%	.68%	.68%	.68%	.68%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.18%	.33%	.33%	.38%
Total Annual Fund Operating Expenses(1)	.80%	.86%	1.01%	1.26%	1.56%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 82	$255	$ 444	$ 989
Class Y	$ 88	$274	$ 477	$1,059
Class L	$103	$322	$ 558	$1,234
Class A	$697	$953	$1,228	$2,009
Class N	$262	$493	$ 850	$1,854

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$159	$493	$850	$1,854

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 27.43% for the quarter ended December 31, 1998 and the lowest was -21.50% for the quarter ended March 31, 2001.

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  27  –

MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund’s Sub-Adviser, Sands Capital Management, Inc. (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. The Fund emphasizes investments in large capitalization growth companies. The Fund does not typically invest in companies that have market capitalizations of less than $1 billion. Up to 20% of the Fund’s total assets may also be invested in securities issued by non-U.S. companies.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page [    ].

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.09% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.25% for the quarter ended March 31, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	%		%
Return After Taxes on Distributions – Class S	%		%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%		%
Return Before Taxes – Class Y	%		%
Return Before Taxes – Class L	%		%
Return Before Taxes – Class A+	%		%
Return Before Taxes – Class N+	%		%

S&P 500® Index^	%		%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  28  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%	.73%	.73%	.73%	.73%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.23%	.38%	.38%	.43%
Total Annual Fund Operating Expenses(1)	.86%	.96%	1.11%	1.36%	1.66%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$80	$266	$469	$1,052
Class Y	$90	$298	$523	$1,169
Class L	$105	$345	$604	$1,342
Class A	$699	$975	$1,271	$2,108
Class N	$264	$516	$895	$1,956

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$161	$516	$895	$1,956

Sands Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Sands Capital for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 32.75% for the quarter ended December 31, 1998 and the lowest was –23.31% for the quarter ended September 30, 2001.

Sands Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Sands Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Sands Capital Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P 500® Index^	%	%	%

* Performance shown is the composite of all portfolios managed by Sands Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Sands Capital replaced Janus Capital Management LLC as the Fund’s sub-adviser on January 5, 2004. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  29  –

MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page [    ]). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 34.75% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.33% for the quarter ended September 30, 2001.

–  30  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

NASDAQ 100 Index®^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%	.15%	.15%	.15%	.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.47%	.57%	.72%	.72%	.76%
Total Annual Fund Operating Expenses(1)	.62%	.72%	.87%	1.12%	1.41%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$63	$199	$346	$773
Class Y	$74	$230	$400	$893
Class L	$89	$278	$482	$1,071
Class A	$684	$911	$1,157	$1,859
Class N	$247	$447	$771	$1,689

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$144	$447	$771	$1,689

–  31  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page [    ].

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 23.23% for the quarter ended June 30, 2003 and the lowest quarterly return was –14.23% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	%		%
Return After Taxes on Distributions – Class S	%		%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%		%
Return Before Taxes – Class Y	%		%
Return Before Taxes – Class L	%		%
Return Before Taxes – Class A+	%		%
Return Before Taxes – Class N+	%		%

Russell 2500 Index^	%		%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  32  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses(1)	.80%	.90%	1.05%	1.30%	1.60%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$989
Class Y	$92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$701	$965	$1,248	$2,051
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.73%, 2Q 2003	-18.24%, 3Q 2002
Cooke & Bieler Composite	20.84%, 2Q 1999	-20.72%, 3Q 2002

Harris and Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2500 Index^	%	%	%

Since Inception (3/98)
Cooke & Bieler Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2500 Index^	%	%	%
Russell Midcap Value Index^^	%	%	%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Russell Midcap Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  33  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000 Value Index — as of January 31, 2006, $[    ] billion. The Fund’s investment strategy is designed to provide a bridge between passive investments, and activity managed investments, where the Fund’s Sub-Adviser, [    ], uses research and analytical modeling to selectively choose securities for investment. [    ] will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance

The Fund began operations March 31, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  34  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	[	]%	[	]%	[	]%	[	]%	[	]%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	[	]%	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%	[	]%	[	]%

Expense Reimbursement(2)	[–]		[–]		([	]%)	([	]%)	([	]%)
Net Fund Expenses(3)	[	]%	[	]%	[	]%	[	]%	[	]%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years
Class S	$	[	]	$	[	]
Class Y	$	[	]	$	[	]
Class L	$	[	]	$	[	]
Class A	$	[	]	$	[	]
Class N	$	[	]	$	[	]

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year			3 Years
Class N	$	[	]	$	[	]

[        ] Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by [                    ] for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

LOGO

During the periods shown above, the highest quarterly return was [        ]% for the quarter ended [                    ] and the lowest was [        ]% for the quarter ended [                    ].

[        ] Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares [                    ] investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
[ ] Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

* Performance shown is a composite of all portfolios managed by [                    ] with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  35  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index – as of January 31, 2006, between $[42] million and $[6.3] billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.17% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.75% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Russell 2000 Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  36  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.20%	.24%	.39%	.39%	.44%
Total Annual Fund Operating Expenses(1)	1.05%	1.09%	1.24%	1.49%	1.79%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$334	$579	$1,281
Class Y	$111	$347	$601	$1,327
Class L	$126	$393	$681	$1,497
Class A	$719	$1,020	$1,343	$2,251
Class N	$285	$564	$970	$2,102

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$564	$970	$2,102

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.50%, 2Q 1999	-22.35%, 3Q 2002
T. Rowe Price Account	19.85%, 2Q 1999	-19.82%, 3Q 1998
Earnest Partners Composite	24.38%, 2Q 1997	-14.23%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
Clover Composite			(3/96)
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%
T. Rowe Account			(4/97)
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%
Earnest Partners Composite			Ten Years
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The T. Rowe Price account represents the performance of a single, separately-managed private account. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  37  –

MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000 Index at the time of investment—as of January 31, 2006, between $[    ] million and $[    ] billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, [    ], using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while maintaining the risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. [    ] will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, [Emerging Markets Risk,] Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance

The Fund began operations March 31, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  38  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.[ ]%	.[ ]%	.[ ]%	.[ ]%	.[ ]%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.[ ]%	.[ ]%	.[ ]%	.[ ]%	.[ ]%
Total Annual Fund Operating Expenses	.[ ]%	.[ ]%	.[ ]%	.[ ]%	.[ ]%

Expense Reimbursement(2)	[ ]	[ ]	(.[ ]%)	(.[ ]%)	(.[ ]%)
Net Fund Expenses(3)	.[ ]%	.[ ]%	.[ ]%	.[ ]%	.[ ]%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years
Class S	$	[	]	$	[	]
Class Y	$	[	]	$	[	]
Class L	$	[	]	$	[	]
Class A	$	[	]	$	[	]
Class N	$	[	]	$	[	]

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year			3 Years
Class N	$	[	]	$	[	]

[        ] Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by [                    ] for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

LOGO

During the periods shown above, the highest quarterly return was [        ]% for the quarter ended [                    ] and the lowest was [        ]% for the quarter ended [                    ].

[        ] Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares [                    ]’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
[ ] Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

* Performance shown is a composite of all portfolios managed by [                    ] with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  39  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of January 31, 2006, between $[351.5] million and $[31.1] billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 17.81% for the quarter ended December 31, 2001 and the lowest was -27.38% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	%	%	%
Return After Taxes on Distributions – Class S	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%	%
Return Before Taxes – Class Y	%	%	%
Return Before Taxes – Class L	%	%	%
Return Before Taxes – Class A+	%	%	%
Return Before Taxes – Class N+	%	%	%

Russell 2500 Index^	%	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  40  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.20%	.36%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.83%	.90%	1.06%	1.30%	1.60%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$85	$265	$460	$1,024
Class Y	$92	$287	$498	$1,106
Class L	$108	$337	$585	$1,292
Class A	$701	$965	$1,248	$2,051
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

Navellier Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 46.15% for the quarter ended December 31, 1999 and the lowest was -20.81% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/97)
Navellier Similar Accounts
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2500 Index^	%	%	%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  41  –

MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of January 31, 2006, between $[351.5] million and $[31.1] billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.91% for the quarter ended December 31, 2001 and the lowest quarterly return was -18.86% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes – Class S	%		%
Return After Taxes on Distributions – Class S	%		%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%		%
Return Before Taxes – Class Y	%		%
Return Before Taxes – Class L	%		%
Return Before Taxes – Class A+	%		%
Return Before Taxes – Class N+	%		%

S&P MidCap 400 Index^	%		%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  42  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.86%	.95%	1.10%	1.35%	1.65%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,059
Class Y	$97	$303	$525	$1,165
Class L	$112	$350	$606	$1,338
Class A	$706	$979	$1,273	$2,104
Class N	$271	$521	$897	$1,951

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$521	$897	$1,951

T. Rowe Price

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	26.80%, 4Q 1998	-18.88%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.80%, 4Q 1999	-25.15%, 3Q 2001

T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P MidCap 400 Index^	%	%	%

T. Rowe Price Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

S&P MidCap 400 Index^	%	%	%

* Performance shown is from a mutual fund and a composite of separately managed accounts of T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The performance of the mutual fund is of the T. Rowe Price Mid-Cap Growth Fund which is registered under the Investment Company Act of 1940. The mutual fund and composite performance do not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P Mid Cap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  43  –

MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index—as of January 31, 2006, between $[42] million and $[6.3] billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated three year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 22.76% for the quarter ended December 31, 2001 and the lowest was -24.73% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	%	%	%
Return After Taxes on Distributions – Class S	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%	%
Return Before Taxes – Class Y	%	%	%
Return Before Taxes – Class L	%	%	%
Return Before Taxes – Class A+	%	%	%
Return Before Taxes – Class N+	%	%	%

Russell 2000 Index^	%	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%	.82%	.82%	.82%	.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.30%	.44%	.45%	.50%
Total Annual Fund Operating Expenses(1)	.97%	1.12%	1.26%	1.52%	1.82%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,188
Class Y	$114	$356	$617	$1,361
Class L	$128	$400	$691	$1,520
Class A	$722	$1,029	$1,357	$2,282
Class N	$288	$573	$985	$2,134

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$573	$985	$2,134

Wellington Management and Waddell & Reed

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.19%, 4Q 1999	-22.18%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.25%, 4Q 1999	-24.13%, 3Q 2001
Waddell & Reed Composite	44.12%, 4Q 1999	-22.21%, 3Q 2001

Wellington Management and Waddell & Reed

Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abrams’ approach)
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

Since Inception (1/98)
Wellington Management Composite (for Steven Angeli’s approach)
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

Ten Years
Waddell & Reed Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-sub-adviser of the Fund on December 3, 2001. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  45  –

MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index – as of January 31, 2006, between $[42] million and $[6.3] billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 29.89% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Russell 2000 Index^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  46  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.23%	.27%	.42%	.42%	.47%
Total Annual Fund Operating Expenses(1)	1.08%	1.12%	1.27%	1.52%	1.82%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$110	$344	$595	$1,315
Class Y	$114	$356	$617	$1,361
Class L	$129	$403	$697	$1,531
Class A	$722	$1,029	$1,357	$2,282
Class N	$288	$573	$985	$2,134

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$573	$985	$2,134

Mazama and Eagle Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.59%, 4Q 2001	-34.82%, 3Q 2001
Eagle Composite	27.10%, 2Q 1999	-25.69%, 3Q 1998

Mazama and Eagle Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%
Eagle Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  47  –

MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 80% of its assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund may invest in both domestic and foreign securities. Although the Fund may invest in companies of any size, under current market conditions at the date of this prospectus, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management, L.P. (“RS”), the Fund’s Sub-Adviser, considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 30.30% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.49% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	%		%
Return After Taxes on Distributions – Class S	%		%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%		%
Return Before Taxes – Class Y	%		%
Return Before Taxes – Class L	%		%
Return Before Taxes – Class A+	%		%
Return Before Taxes – Class N+	%		%

Russell 2000 Index^	%		%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  48  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	.79%	.79%	.79%	.79%	.79%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	.97%	1.07%	1.22%	1.47%	1.77%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,188
Class Y	$109	$340	$590	$1,304
Class L	$124	$387	$670	$1,475
Class A	$717	$1,014	$1,333	$2,230
Class N	$283	$558	$959	$2,080

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$180	$558	$959	$2,080

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 74.72% for the quarter ended December 31, 1999 and the lowest was -30.93% for the quarter ended September 30, 2001.

RS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares RS’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
RS Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

Russell 2000 Index^	%	%	%

* Performance shown is a composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. RS’ composite includes performance of the RS Emerging Growth Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  49  –

MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS focuses on foreign countries that it believes have above average growth potential and that are also trading at a reasonable valuation. MFS may invest in securities traded in the Over-the-Counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing its equity-oriented funds it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by a portfolio manager and MFS’ large group of equity research analysts.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.76% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.22% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

MSCI EAFE^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  50  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.19%	.24%	.39%	.39%	.44%
Total Annual Fund Operating Expenses(1)	1.19%	1.24%	1.39%	1.64%	1.94%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$121	$378	$654	$1,441
Class Y	$126	$393	$681	$1,497
Class L	$142	$440	$760	$1,665
Class A	$734	$1,064	$1,417	$2,405
Class N	$300	$610	$1,047	$2,260

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$197	$610	$1,047	$2,260

Harris and MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.65%, 2Q 2003	-22.99%, 3Q 2002
MFS Composite	26.42%, 4Q 1999	-15.96%, 3Q 1998

Harris and MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

MSCI EAFE^	%	%	%
MFS Composite			Since Inception (3/96)
Class S*	%	%	%
Class Y*	%	%	%
Class L*	%	%	%
Class A*	%	%	%
Class N*	%	%	%

MSCI EAFE^	%	%	%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Overseas Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  51  –

MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors already in retirement.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

(1)	MassMutual Premier Funds are offered in a separate prospectus.

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

–  52  –

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page [    ].

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of MassMutual Select Funds and MassMutual Premier Funds1 (together, “MassMutual Funds”): domestic and international equity funds, investment-grade fixed-income funds, and money market funds (underlying MassMutual Funds). The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among underlying MassMutual Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation

(1)	MassMutual Premier Funds are offered in a separate prospectus.

(relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among underlying MassMutual Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of underlying MassMutual Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

–  53  –

The following table lists the underlying MassMutual Funds in which each Destination Retirement Fund currently may invest and each Destination Retirement Fund’s approximate target asset allocation to each underlying MassMutual Fund as of the date of this prospectus. MassMutual may change these percentages over time and may invest in any other MassMutual Funds, including any MassMutual Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25%	39%	58%	83%	99%
Domestic Equity
Select Fundamental Value (Wellington)	0%	5%	9%	13%	15%
Select Large Cap Value (Davis)	7%	6%	9%	12%	15%
Select Growth Equity (GMO)	7%	11%	9%	13%	15%
Select Aggressive Growth (Sands Capital)	0%	0%	8%	12%	14%
Premier Small Company Opportunities (Babson Capital)	6%	6%	5%	0%	0%
Select Small Company Value (Clover/T. Rowe Price/Earnest Partners)	0%	0%	0%	5%	7%
Select Focused Value (Harris/Cooke & Bieler)	0%	0%	4%	5%	6%
Select Mid Cap Growth II (T. Rowe Price)	0%	4%	5%	5%	6%
Select Emerging Growth (RS)	0%	0%	0%	5%	6%

International Equity
Select Overseas (Harris/MFS)	5%	7%	9%	13%	15%

Fixed Income & Short Term/Money Market	75%	61%	42%	17%	1%
Premier Core Bond (Babson Capital)	18%	15%	12%	2%	0%
Premier Diversified Bond (Babson Capital)	18%	15%	11%	7%	0%
Premier Inflation-Protected Bond (Babson Capital)	19%	15%	13%	8%	1%
Premier Short-Duration Bond (Babson Capital)	15%	11%	6%	0%	0%
Premier Money Market (Babson Capital)	5%	5%	0%	0%	0%

–  54  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration.

–  55  –

MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 3.91% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.07% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Custom Destination Income Index^	%	%
Lipper Balanced Fund Index^^	%	%
Lehman Brothers Aggregate Bond Index^^^	%	%
S&P 500® Index^^^^	%	%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 5.06% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.58% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Custom Destination 2010 Index^	%	%
Lipper Balanced Fund Index^^	%	%
Lehman Brothers Aggregate Bond Index^^^	%	%
S&P 500® Index^^^^	%	%

–  56  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 7.08% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.48% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Custom Destination 2020 Index^	%	%
Lipper Balanced Fund Index^^	%	%
Lehman Brothers Aggregate Bond Index^^^	%	%
S&P 500® Index^^^^	%	%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 9.64% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.91% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Custom Destination 2030 Index^	%	%
Lipper Balanced Fund Index^^	%	%
Lehman Brothers Aggregate Bond Index^^^	%	%
S&P 500® Index^^^^	%	%

–  57  –

MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 10.87% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.75% for the quarter ended September 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	%	%
Return After Taxes on Distributions – Class S	%	%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	%	%
Return Before Taxes – Class Y	%	%
Return Before Taxes – Class L	%	%
Return Before Taxes – Class A+	%	%
Return Before Taxes – Class N+	%	%

Custom Destination 2040 Index^	%	%
Lipper Balanced Fund Index^^	%	%
Lehman Brothers Aggregate Bond Index^^^	%	%
S&P 500® Index^^^^	%	%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Custom Destination Income Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

–  58  –

Destination Retirement Income

	Class S		Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None		None	None	.25%	50%
Other Expenses	.66%		.08%	.18%	.20%	.98%
Total Annual Fund Operating Expenses	.71%		.13%	.23%	.50%	1.53%

Expense Reimbursement(1)	(.59%	)	—	—	—	(.73%	)
Net Fund Expenses(2)	.12%		.13%	.23%	.50%	.80%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Destination Retirement 2010

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.68%		.73%		.83%		.83%		.88%
Total Annual Fund Operating Expenses	.73%		.78%		.88%		1.13%		1.43%

Expense Reimbursement(1)	(.63%	)	(.63%	)	(.63%	)	(.63%	)	(.63%	)
Net Fund Expenses(2)	.10%		.15%		.25%		.50%		.80%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Destination Retirement 2020

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.16%		.14%		.21%		.22%		1.02%
Total Annual Fund Operating Expenses	.21%		.19%		.26%		.52%		1.57%

Expense Reimbursement(1)	(.11%	)	(.04%	)	(.01%	)	(.02%	)	(.77%	)
Net Fund Expenses(2)	.10%		.15%		.25%		.50%		.80%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Destination Retirement 2030

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.40%		.18%		.21%		.22%		.92%
Total Annual Fund Operating Expenses	.45%		.23%		.26%		.52%		1.47%

Expense Reimbursement(1)	(.35%	)	(.08%	)	(.01%	)	(.02%	)	(.67%	)
Net Fund Expenses(2)	.10%		.15%		.25%		.50%		.80%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  59  –

Destination Retirement 2040

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.61%		.49%		.22%		.25%		.99%
Total Annual Fund Operating Expenses	.66%		.54%		.27%		.55%		1.54%

Expense Reimbursement(1)	(.56%	)	(.39%	)	(.02%	)	(.05%	)	(.74%	)
Net Fund Expenses(2)	.10%		.15%		.25%		.50%		.80%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

In addition to the total and net operating expenses shown above, each Destination Retirement Fund, as a shareholder in an underlying MassMutual Fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying MassMutual Fund, and each Destination Retirement Fund’s investment return will be net of underlying MassMutual Fund expenses. Each Destination Retirement Fund will invest in Class S shares of the underlying MassMutual Funds.

The combined net expense ratios of each Destination Retirement Fund (calculated as a percentage of average net assets) are as follows:

	Combined net expense ratio for each Destination Retirement Fund and the underlying MassMutual Funds

	Class S	Class Y	Class L	Class A	Class N

Destination Retirement Income	.78%	.79%	.89%	1.16%	1.46%

Destination Retirement 2010	.80%	.85%	.95%	1.20%	1.50%

Destination Retirement 2020	.85%	.90%	1.00%	1.25%	1.55%

Destination Retirement 2030	.94%	.99%	1.09%	1.34%	1.64%

Destination Retirement 2040	.98%	1.03%	1.13%	1.38%	1.68%

Each Destination Retirement Fund’s combined net expense ratio is based on its net operating expense ratio plus a weighted average of the net operating expense ratios of the underlying MassMutual Funds in which it was invested (for each underlying MassMutual Fund’s most recently reported fiscal year) as of December 31, 2005. The combined net expense ratios for each Destination Retirement Fund may be higher or lower depending on the allocation of a fund’s assets among the underlying MassMutual Funds and the actual expenses of the underlying MassMutual Funds.

–  60  –

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class S	$80	$376	$693	$1,592
Class Y	$81	$252	$439	$977
Class L	$91	$284	$493	$1,095
Class A	$687	$923	$1,177	$1,902
Class N	$252	$616	$1,108	$2,462

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$149	$616	$1,108	$2,462

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$391	$721	$1,656
Class Y	$87	$406	$748	$1,711
Class L	$97	$437	$801	$1,821
Class A	$691	$1,061	$1,454	$2,548
Class N	$256	$607	$1,087	$2,408

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$153	$607	$1,087	$2,408

Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class S	$87	$295	$520	$1,166
Class Y	$92	$296	$516	$1,149
Class L	$102	$321	$557	$1,233
Class A	$696	$954	$1,231	$2,018
Class N	$261	$651	$1,171	$2,591

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$651	$1,171	$2,591

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$374	$674	$1,523
Class Y	$101	$332	$582	$1,296
Class L	$111	$349	$605	$1,337
Class A	$705	$980	$1,276	$2,113
Class N	$270	$658	$1,175	$2,589

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$167	$658	$1,175	$2,589

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$432	$786	$1,783
Class Y	$105	$411	$739	$1,665
Class L	$115	$363	$631	$1,393
Class A	$709	$998	$1,308	$2,184
Class N	$274	$685	$1,224	$2,695

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$685	$1,224	$2,695

–  61  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

–  62  –

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•

Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value

–  63  –

Fund are actively managed non-diversified funds. Each Fund’s investment Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The Indexed Equity Fund and the OTC 100 Fund also are considered non-diversified funds. They attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Funds buy.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  The Strategic Bond Fund, the Strategic Balanced Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the

–  64  –

Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

–  65  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X					X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X					X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X

Indexed Equity Fund	X	X		X			X	X	X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X			X	X		X	X	X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X		X		X		X			X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

–  66  –

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X			X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X

Overseas Fund	X	X	X			X	X		X	X	X				X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

–  67  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2005, MassMutual, together with its subsidiaries, had assets under management in excess of $[        ] billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; [    ] for the Core Opportunities Fund; .70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; ..15% for the OTC 100 Fund; .69% for the Focused Value Fund; [    ] for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; [    ] for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in the Funds’ semi-annual report to shareholders dated June 30, 2005 or in the Funds’ annual report to shareholders dated December 31, 2005.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0116% to .3744% for Class S shares; .0459% to .4744% for Class Y shares; .1459% to .6244% for Class L and Class A shares; and .1959% to .6744% for Class N shares.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard. Ms. Bushard, a Chartered Financial Analyst, joined MassMutual in 2003 as Managing Director for the MassMutual Investment Advisory Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund and the Large Cap Growth Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2005, Alliance Capital managed approximately $[539] billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Ms. Fedak has been an Executive Vice President and Chief Investment Officer – U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

–  68  –

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips, a Chartered Financial Analyst, senior portfolio manager, and member of the U.S. Equity’s Proxy Voting Committee, joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

John Mahedy

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Mahedy has been Co-Chief Investment Officer – U.S. Value Equities since 2003. He continues to serve as director of research – U.S. Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in the Bernstein Unit’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley in the early 1990s.

Chris Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the U.S. Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent 6 years as a consultant for Deloitte & Touche and the Boston Consulting Group.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President of Alliance Capital, joined Alliance Capital after serving as Chief Investment Officer for Sargent Management Company, a private investment firm in Minneapolis. Previously, Ms. Simon was with First American Asset Management, the investment arm of U.S. Bancorp. Ms. Simon is a Chartered Financial Analyst and a Certified Public Accountant.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President of Alliance Capital, joined Alliance Capital in 2000 as a member of the U.S. Large Cap Growth team. Prior to joining Alliance Capital, he was a senior market analyst for Medtronic Corporation in Minneapolis, and previously, developed and operated a chain of retail stores in southern Arizona. In addition, Mr. Ley worked for DFC, a distributor of Fortis Investments, as a sales representative.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2005, Clover, founded in 1984, managed approximately $[2.5] billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

–  69  –

Cooke & Bieler, L.P., located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Focused Value Fund. As of December 31, 2005, Cooke & Bieler had approximately $[5.4] billion in assets under management.

Michael M. Meyer

has been a co-lead portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

has been a co-lead portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706 manages the investments of the Large Cap Value Fund. As of December 31, 2005, Davis had approximately $[58] billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

–  70  –

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2005, Eagle managed over $[10] billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 75 14th Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2005, Earnest Partners advised approximately $[13.9] billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $10 billion for municipalities, states, corporations, endowments, eleemosynary groups, and universities. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund and the Blue Chip Growth Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Funds. FMRC will be primarily responsible for choosing investments for the Funds. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR managed $[932.8] billion in mutual fund assets.

Brian Hogan

is portfolio manager of the Value Equity Fund, which he has managed since February 2004. Mr. Hogan has been associated with FMRC since January 2000 and with FMR from 1994 through 2000. Since joining Fidelity Investments in 1994, Mr. Hogan has worked as a research analyst and manager.

John McDowell

is portfolio manager of the Blue Chip Growth Fund. Mr. McDowell is a vice president for FMR and also manages other Fidelity funds in addition to serving as a Group Leader for Fidelity’s growth funds. Mr. McDowell has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2005, GMO had over $[82] billion in assets under management.

Sam Wilderman

is a portfolio manager of the Growth Equity Fund, which is managed on a team basis. Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Mr. Wilderman is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall

–  71  –

composition of the portfolio, and monitors cash flows. Mr. Wilderman, a GMO Partner and Chartered Financial Analyst, is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Prior to this, he was a member of GMO’s Emerging Markets Equity Group for nine years, focusing on research and portfolio management. Mr. Wilderman joined GMO in 1996.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investment of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management North America L.P. (“IXIS North America”). IXIS North America is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $[60.3] billion in assets as of December 31, 2005.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, Chairman and Chief Investment Officer of Harris, has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Floyd J. Bellman

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Bellman, a Chartered Financial Analyst with 24 years of investment experience, is a partner and portfolio manager of Harris and is Vice President in charge of the Investment Advisory Department. Before joining Harris in 1995, he served as Vice President and Chairman of the Personal Trust and Asset Management Committee at Harris Trust and Savings Bank; Assistant Vice President and Investment Officer at 1st Source Bank; and Investment Officer at First Bank Milwaukee N.A.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Managing Director of International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $[150] billion in assets under management as of December 31, 2005. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

–  72  –

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2005, Mazama had over $[5.6] billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2005, managed approximately $[2.65] billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has nine years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675 manages the investments of the Indexed Equity Fund and the OTC 100 Fund. As of December 31, 2005, Northern Trust had approximately $[274] billion of assets under management. Northern Trust is a subsidiary of The Northern Trust Company.

James B. Francis

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Francis is a Senior Vice President of Northern Trust where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined Northern Trust in February 2005. Previously, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios from 1988 to 2005.

RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111, manages the investments of the Emerging Growth Fund. RS commenced operations in 1981 and is part of the RS Investment Management Company LLC organization. As of December 31, 2005, RS managed $[8.4] billion in assets.

James L. Callinan

is primarily responsible for the day-to-day management of the Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund for two years. Mr. Callinan is also a Chartered Financial Analyst.

–  73  –

Salomon Brothers Asset Management Inc (“SaBAM”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. SaBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individual and institutional clients throughout the world. As of December 31, 2005, SaBAM had $[79.9] billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of Smith Barney Fund Management LLC (an affiliate of SaBAM), and a managing director of SaBAM. He has 36 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of SaBAM. He has 22 years of investment experience.

Sands Capital Management, Inc. (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages the investments of the Aggressive Growth Fund. As of December 31, 2005, Sands Capital had approximately $[11.4] billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2005, T. Rowe Price had approximately $[235.2] billion in assets under management.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

–  74  –

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2005, Waddell & Reed had more than $[31] billion in assets under management.

Mark Seferovich

is responsible, along with Mr. Scott, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management serves as investment adviser on more than 900 institutional accounts and over 300 mutual fund portfolios covering a wide range of investment styles, managing approximately $[470] billion as of December 31, 2005.

John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Managing Partner of Wellington Management and joined the firm as an investment professional in 1981.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and joined the firm as an investment professional in 1994.

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of

–  75  –

Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2005, Western Asset managed $[197] billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2005, this team consisted of [49] professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 27 years of industry experience, 14 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 23 years of industry experience, 13 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 115 Bishopgate, London, UK EC2M3XG. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2005 WAML managed approximately $[56.4] billion in assets.

Detlev Schlichter

is a portfolio manager of a portion of the Strategic Bond Fund and the Strategic Balanced Fund. Mr. Schlichter has been employed by WAML as a Portfolio Manager since December 2001. Prior to that he was the Director of European Bond Team, Merrill Lynch Investment Managers, 1998-2001.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  76  –

About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales

–  77  –

loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.   Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold.

–  78  –

After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Class Z Shares (Indexed Equity Fund only)

Eligible Purchasers.  Class Z shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z Shares.

Shareholder and Distribution Fees.  Class Z shares of the Indexed Equity Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class Z shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that result in the sale of certain of MassMutual’s variable annuity contracts. The Funds are underlying investment options for these contracts.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans that own MassMutual’s variable annuity contracts;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference

–  79  –

support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms for the sale of its variable annuity contracts or with other marketing or administrative services with respect to these contracts; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

–  80  –

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds’ generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Funds or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

–  81  –

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge rate may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a

–  82  –

waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder,

–  83  –

including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Each Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M

–  84  –

of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Overseas Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Overseas Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

–  85  –

Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

–  86  –

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ share classes.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

Western Asset Management Company/	S	%	%	%	%
Strategic Bond Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Salomon Brothers Asset Management Inc/	S	%	%	%	%
Strategic Balanced Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Western Asset Management Company/	S	%	%	%	%
Strategic Balanced Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Alliance Capital Management L.P./	S	%	%	%
Diversified Value Fund	Y	%	%	%
	L	%	%	%
	A	%	%	%
	N	%	%	%

Wellington Management Company, LLP/	S	%	%	%	%
Fundamental Value Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Davis Selected Advisers, L.P./	S	%	%	%	%
Large Cap Value Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

[ ]/	S
Core Opportunities Fund	Y
L
A
N

Fidelity Management & Research Company/	S	%	%	%	%
Blue Chip Growth Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Alliance Capital Management L.P./	S	%	%	%	%
Large Cap Growth Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Grantham, Mayo, Van Otterloo & Co. LLC/	S	%	%	%	%
Growth Equity Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Sands Capital Management, Inc./	S	%	%	%	%
Aggressive Growth Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Harris Associates L.P./	S	%	%	%	%
Focused Value Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Cooke & Bieler, L.P./	S	%	%	%
Focused Value Fund	Y	%	%	%
	L	%	%	%
	A	%	%	%
	N	%	%	%

[ ]/	S
Small Cap Value Equity Fund	Y
L
A
N

Clover Capital Management, Inc./	S	%	%	%
Small Company Value Fund	Y	%	%	%
	L	%	%	%
	A	%	%	%
	N	%	%	%

T. Rowe Price Associates, Inc./	S	%	%	%
Small Company Value Fund	Y	%	%	%
	L	%	%	%
	A	%	%	%
	N	%	%	%

–  87  –

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

EARNEST Partners, LLC/	S	%	%	%	%
Small Company Value Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

[ ]/	S
Small Cap Core Equity Fund	Y
L
A
N

Navellier & Associates, Inc./	S	%	%	%
Mid Cap Growth Equity Fund	Y	%	%	%
	L	%	%	%
	A	%	%	%
	N	%	%	%

T. Rowe Price Associates, Inc./	S	%	%	%	%
(Brian Berghuis’ approach)	Y	%	%	%	%
Mid Cap Growth Equity II Fund	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

T. Rowe Price Associates, Inc./	S	%	%	%	%
(Donald Peters’ approach)	Y	%	%	%	%
Mid Cap Growth Equity II Fund	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Waddell & Reed Investment Management Company/	S	%	%	%	%
Small Cap Growth Equity Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Wellington Management Company, LLP/	S	%	%	%	%
(Kenneth Abrams’ approach)	Y	%	%	%	%
Small Cap Growth Equity Fund	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Wellington Management Company, LLP/	S	%	%	%
(Steven Angeli’s approach)	Y	%	%	%
Small Cap Growth Equity Fund	L	%	%	%
	A	%	%	%
	N	%	%	%

Eagle Asset Management, Inc./	S	%	%	%	%
Small Company Growth Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Mazama Capital Management, Inc./	S	%	%	%	%
Small Company Growth Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

–  88  –

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

RS Investment Management, L.P./	S	%	%	%	%
Emerging Growth Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Harris Associates L.P./	S	%	%	%	%
Overseas Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

Massachusetts Financial Services Company/	S	%	%	%	%
Overseas Fund	Y	%	%	%	%
	L	%	%	%	%
	A	%	%	%	%
	N	%	%	%	%

–  89  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006 and therefore do not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

–  90  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

–  91  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

–  92  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

–  93  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

–  94  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

–  95  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

–  96  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

–  97  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

–  98  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

–  99  –

MASSMUTUAL SELECT VALUE EQUITY FUND

–  100  –

MASSMUTUAL SELECT VALUE EQUITY FUND

–  101  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

–  102  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

–  103  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

–  104  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

–  105  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

–  106  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

–  107  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

–  108  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

–  109  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

–  110  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

–  111  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

–  112  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

–  113  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

–  114  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

–  115  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

–  116  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

–  117  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

–  118  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

–  119  –

MASSMUTUAL SELECT OTC 100 FUND

–  120  –

MASSMUTUAL SELECT OTC 100 FUND

–  121  –

MASSMUTUAL SELECT OTC 100 FUND

–  122  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

–  123  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

–  124  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

–  125  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

–  126  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

–  127  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

–  128  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

–  129  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

–  130  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

–  131  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

–  132  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

–  133  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

–  134  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

–  135  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

–  136  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

–  137  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

–  138  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

–  139  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

–  140  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

–  141  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

–  142  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

–  143  –

MASSMUTUAL SELECT OVERSEAS FUND

–  144  –

MASSMUTUAL SELECT OVERSEAS FUND

–  145  –

MASSMUTUAL SELECT OVERSEAS FUND

–  146  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

–  147  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

–  148  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

–  149  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

–  150  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

–  151  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

–  152  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

–  153  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

–  154  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

–  155  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

–  156  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

–  157  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

–  158  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

–  159  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

–  160  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

–  161  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also

–  162  –

may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund, and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. This 25% limitation is not applicable to the Strategic Balanced Fund, the Value Equity Fund, the Blue Chip Growth Fund and the Aggressive Growth Fund. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

Each Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock

–  163  –

indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed

–  164  –

settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders. The Large Cap Growth Fund, the Growth Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund typically would be expected to have the highest incidence of trading activity.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC 100 Fund is technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page [    ]). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500® Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index® for the OTC 100 Fund, Northern Trust, the Funds’ investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500® Index or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s and Blue Chip Growth Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. For the Value Equity Fund and the Blue Chip Growth Fund, each Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

–  165  –

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a

–  166  –

premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the

–  167  –

settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

–  168  –

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED MARCH 31, 2006, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2005 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Select Strategic Bond Fund

•	MassMutual Select Strategic Balanced Fund

•	MassMutual Select Diversified Value Fund

•	MassMutual Select Fundamental Value Fund

•	MassMutual Select Value Equity Fund

•	MassMutual Select Large Cap Value Fund

•	MassMutual Select Indexed Equity Fund

•	MassMutual Select Core Opportunities Fund

•	MassMutual Select Blue Chip Growth Fund

•	MassMutual Select Large Cap Growth Fund

•	MassMutual Select Growth Equity Fund

•	MassMutual Select Aggressive Growth Fund

•	MassMutual Select OTC 100 Fund

•	MassMutual Select Focused Value Fund

•	MassMutual Select Small Cap Value Equity Fund

•	MassMutual Select Small Company Value Fund

•	MassMutual Select Small Cap Core Equity Fund

•	MassMutual Select Mid Cap Growth Equity Fund

•	MassMutual Select Mid Cap Growth Equity II Fund

•	MassMutual Select Small Cap Growth Equity Fund

•	MassMutual Select Small Company Growth Fund

•	MassMutual Select Emerging Growth Fund

•	MassMutual Select Overseas Fund

•	MassMutual Select Destination Retirement Income Fund

•	MassMutual Select Destination Retirement 2010 Fund

•	MassMutual Select Destination Retirement 2020 Fund

•	MassMutual Select Destination Retirement 2030 Fund

•	MassMutual Select Destination Retirement 2040 Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated March 31, 2006

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-eight separate series of the Trust: (1) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (2) MassMutual Select Strategic Balanced Fund (“Strategic Balanced Fund”), (3) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (4) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (5) MassMutual Select Value Equity Fund (“Value Equity Fund”), (6) MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) (7) MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”), (8) MassMutual Select Core Opportunities Fund (“Core Opportunities Fund”), (9) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (10) MassMutual Select Large Cap Growth Fund (“Large Cap Growth Fund”), (11) MassMutual Select Growth Equity Fund (“Growth Equity Fund”), (12) MassMutual Select Aggressive Growth Fund (“Aggressive Growth Fund”), (13) MassMutual Select OTC 100 Fund (“OTC 100 Fund”), (14) MassMutual Select Focused Value Fund (“Focused Value Fund”), (15) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (16) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (17) MassMutual Select Small Cap Core Equity Fund (“Small Cap Core Equity Fund”), (18) MassMutual Select Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (19) MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (20) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (21) MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”), (22) MassMutual Select Emerging Growth Fund (“Emerging Growth Fund”), (23) MassMutual Select Overseas Fund (“Overseas Fund”), (24) MassMutual Select Destination Retirement Income Fund (“Destination Retirement Income Fund”), (25) MassMutual Select Destination Retirement 2010 Fund (“Destination Retirement 2010 Fund”), (26) MassMutual Select Destination Retirement 2020 Fund (“Destination Retirement 2020 Fund”), (27) MassMutual Select Destination Retirement 2030 Fund (“Destination Retirement 2030 Fund”) and (28) MassMutual Select Destination Retirement 2040 Fund (“Destination Retirement 2040 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of thirty-four separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-advisers for the Strategic Bond Fund are Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101 and Western Asset Management Company Limited (“WAML”), located at 115 Bishopgate, London, UK EC2M3XG. The investment sub-adviser for the Diversified Value Fund is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105. The investment sub-adviser for the Growth Equity Fund is Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110. The investment sub-adviser for the Mid Cap Growth Equity Fund is Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501. The investment sub-advisers for the Small Cap Growth Equity Fund are Wellington Management Company, LLP (“Wellington Management”) located at 75 State Street, Boston, Massachusetts 02109 and Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202. The investment sub-adviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”) located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The investment sub-advisers for the Focused Value Fund are Harris Associates LP (“Harris”) located at 2 North La Salle Street, Chicago, Illinois 60602 and Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103. The investment sub-adviser for the Aggressive Growth Fund is Sands Capital Management, Inc. (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209. The investment sub-adviser for the Mid Cap Growth Equity II Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-adviser for the Emerging Growth Fund is RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111. The investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund is Northern Trust Investments, N.A.

(“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675. The investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund is Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109. The investment sub-advisers for the Overseas Fund are Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116 and Harris. The investment sub-adviser for the Fundamental Value Fund is Wellington Management. The investment sub-adviser for the Large Cap Growth Fund is Alliance Capital. The investment sub-advisers for the Small Company Value Fund are Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, T. Rowe Price and EARNEST Partners, LLC (“Earnest Partners”), located at 75 14th Street, Suite 2300, Atlanta, Georgia 30309. The investment sub-advisers for the Small Company Growth Fund are Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33733 and Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258. The investment sub-advisers for the Strategic Balanced Fund are Salomon Brothers Asset Management Inc (“SaBAM”), located at 399 Park Avenue, New York, NY 10022, Western Asset and WAML.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

General.    Each of the Funds with “Equity” in its name will generally invest at least 80% of its assets in equity securities, generally common stock or securities convertible into common stock. Each of the Funds with “Bond” in its name will generally invest at least 80% of its assets in fixed income instruments for which the Fund receives payments of interest and principal.

Strategic Balanced Fund

While the Fund’s target allocation is 60% equity securities and 40% fixed income securities, the Fund expects to maintain, under normal circumstances, a minimum of 25% equity securities and 25% fixed income securities.

Indexed Equity Fund and OTC 100 Fund

The Indexed Equity Fund and the OTC 100 Fund each attempts to match the risk and return characteristics of the S&P 500 Index® or the NASDAQ 100 Index®, respectively, as closely as possible. With respect to the Indexed Equity Fund, the Fund invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s investment sub-adviser, Northern Trust, seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index® and the OTC 100 Fund may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Funds will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index® or the NASDAQ 100 Index®, respectively. The Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Funds intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons that the Fund’s performance may not track its Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Fixed Income Securities

Although the Strategic Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. In addition, the Strategic Balanced Fund may also invest to some extent in securities below investment grade. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

All Funds may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

All Funds (except for the Aggressive Growth Fund, which is limited to 35% of its total assets) may invest up to 25% of their total assets in these types of securities. Please note that the equity segment of the Strategic Balanced Fund is permitted to invest, to a lesser extent, in investment grade bonds and other debt instruments.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer as omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights.

Convertible Securities

Investments may be made in debt or preferred equity securities convertible into or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or a

Fund’s sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, [the Small Cap Value Equity Fund,] [the Small Cap Core Equity Fund,] the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund.

For the Value Equity Fund and the Blue Chip Growth Fund, for temporary or defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-3” by Moody’s or “A-3” by S&P for the Strategic Bond Fund and Strategic Balanced Fund), or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated, except for the Strategic Bond Fund and the Strategic Balanced Fund, at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or a Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind securities (but generally no more than 10% of an equity fund’s net assets will be invested in these types of securities). Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Strategic Bond Fund, the Strategic Balanced Fund, and to a lesser extent the other Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a

Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

(1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Except for the Strategic Balanced Fund, the Aggressive Growth Fund, the Blue Chip Growth Fund and the Value Equity Fund, the Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

(2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Except for the Blue Chip Growth Fund and Value Equity Fund, a Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the MidCap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Overseas Fund are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Strategic Bond Fund, Strategic Balanced Fund, Diversified Value Fund, Large Cap Growth Fund, Growth Equity Fund, Indexed Equity Fund, Core Opportunities Fund, Blue Chip Growth Fund, Value Equity Fund, Aggressive Growth Fund, OTC 100 Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Emerging Growth Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Focused Value Fund, Small Cap Value Equity Fund, Small Company Value Fund and Small Cap Core Equity Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, fixed income securities or indexes of interest rates (i.e. Eurodollar options), equity or fixed income securities, (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds, except the Value Equity Fund and the Blue Chip Growth Fund, may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

The Blue Chip Growth Fund and the Value Equity Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Fund’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Fund would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index. The Funds may also invest in futures and options on commodity indices.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

(6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures.    The Diversified Value Fund, Value Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the OTC 100 Fund and the Overseas Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Strategic Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

(7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a)  Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed.

(9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in illiquid securities. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the

Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The Overseas Fund, the Fundamental Value Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund, the Strategic Bond Fund and the Strategic Balanced Fund and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The equity segment of the Strategic Balanced Fund does not intend to invest more than 25% of its assets in foreign securities. With the exception of the Funds specifically identified in the preceding sentence, each Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Funds may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund, the Overseas Fund and the Destination Retirement Funds may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

The Funds’ sub-advisers use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

Non-diversification of OTC 100 Fund, Focused Value Fund, Value Equity Fund and Aggressive Growth Fund

As “non-diversified” funds, the OTC 100 Fund, the Focused Value Fund, the Value Equity Fund and the Aggressive Growth Fund are not limited under the 1940 Act in the percentage of its assets that they may invest in any one issuer. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at the time of investment); and does not exceed 10% of the outstanding voting securities of that issuer and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies).

Since each of these Funds may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable “diversified” fund. The OTC 100 Fund is deemed “non-diversified” because its investment objective is to replicate a particular index, and the Fund will purchase each company in the index in proportion to its proportionate representation in the index.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent FMR or T. Rowe Price from investing the assets of the Value Equity Fund, Blue Chip Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by the Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds. In addition to investing for temporary defensive purposes, the equity segment of the Strategic Balanced Fund is permitted to temporarily invest all or a portion of its assets in short-term corporate and government money market instruments, including repurchase agreements with respect to those instruments, when opportunities for capital growth do not appear attractive.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

Investment Basket

Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

Banking Relationships

Northern Trust and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and OTC 100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Disclaimer

The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The OTC 100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the prospectus or this statement of additional information. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ 100 Index® to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ 100®, NASDAQ 100 Index®, and NASDAQ® trademarks or service marks, and certain trade names of NASDAQ and the use of the NASDAQ 100 Index®. The NASDAQ 100 Index® is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the NASDAQ 100 Index®. NASDAQ is not responsible and has no liability for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value of the Fund’s shares or in connection with the administration, marketing or trading of the product(s).

NASDAQ does not guarantee the accuracy or completeness of the NASDAQ 100® Index or of the data used to calculate the index or determine the index components, or the uninterrupted or un-delayed calculation or dissemination of the index. NASDAQ does not guarantee that the index accurately reflects past, present, or future market performance. NASDAQ is not responsible for any manipulation or attempted manipulation of the index by members of the NASD. NASDAQ is free to pick and alter the components and method of calculation without consideration of the Fund or the consent of the adviser or investment sub-adviser. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund’s shares, or any other person or entity from the use of the NASDAQ 100 Index® or any data included therein. NASDAQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made to the Funds’ adviser, sub-advisers, or any of their affiliates who provide services to the Funds. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting.

MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end.

Other Disclosures

To the extent permitted under applicable law, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (Investors Bank & Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  With the exception of the Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Core Opportunities Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Overseas Fund and the Destination Retirement Funds, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

(11)  With the exception of the Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Core Opportunities Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Destination Retirement Funds, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets. This does not apply to the Destination Retirement Funds’ investments in underlying funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  With the exception of the Destination Retirement Funds, invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

In addition, the Strategic Balanced Fund may not:

(1)  Invest more than 5.00% of the value of the Fund’s total assets in the securities of any issuer which has been in continuous operation for less than three years. This restriction does not apply to U.S. government securities.

(2)  Purchase warrants if, thereafter, more than 2.00% of the value of the Fund’s net assets would consist of such warrants, but warrants attached to other securities acquired in units by the Fund are not subject to this restriction.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Destination Retirement Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Destination Retirement Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each Destination Retirement Fund’s investment program as set forth in the prospectus, a Destination Retirement Fund may invest more than 25% of its assets in any one underlying fund. While each Destination Retirement Fund does not intend to concentrate its investments in a particular industry, a Destination Retirement Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

The Indexed Equity Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

(2)  purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(3)  purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

(4)  purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

(5)  act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

(6)  issue senior securities, except as permitted by the 1940 Act;

(7)  borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

(8)  purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer; or

(9)  make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Indexed Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

(2)  reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, and other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund’s investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund’s net assets;

(3)  may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund’s Prospectus; and

(4)  may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Blue Chip Growth Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940

Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Blue Chip Growth Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Value Equity Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(2)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(5)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(7)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(8)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Value Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, currently intends to comply with certain diversification limits imposed by Subchapter M.

(2)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(4)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(5)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(6)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (1), Subchapter M generally requires the Fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the Fund’s total assets are invested in the securities of any one issuer, and (b) the Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items and government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.

With respect to limitation (5), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Alliance Capital, Clover, Cooke & Bieler, Davis, Eagle, Earnest Partners, FMR, GMO, Harris, Mazama, MFS, Navellier, Northern Trust, RS, SaBAM, Sands Capital, T. Rowe Price, Waddell & Reed, Wellington Management and Western Asset may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Richard H. Ayers	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 1996
Trustee of 34 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2003
Trustee of 34 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 1994
Trustee of 34 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Trustee since 1996
Trustee of 34 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2003
Trustee of 34 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 1996
Trustee of 34 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees*

Frederick C. Castellani	Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2001
Trustee of 34 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee (since 2001), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Robert E. Joyal	Vice Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 61
Trustee since 2003
Trustee of 36 portfolios in fund complex

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Principal Officers

Michael A. Chong	Vice President and Chief Compliance Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 48
Officer since 2004
Officer of 61 portfolios in fund complex

Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2005), MML Series Investment Fund II (open-end investment company).

James S. Collins	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 48
Officer since 2000
Officer of 61 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MML Series Investment Fund II (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of the Trust
1295 State Street
Springfield, MA 01111
Age: 50
Officer since 1999
Officer of 61 portfolios in fund complex

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company); Vice President and Clerk (since 2004), MassMutual Premier Funds (open-end investment company); Vice President and Clerk (since 2005), MML Series Investment Fund II (open-end investment company).

Ian W. Sheridan	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 41
Officer since 2004
Officer of 61 portfolios in fund complex

Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP); Vice President (since 2004), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Kristin Bushard	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 39
Officer since 2005
Officer of 61 portfolios in fund complex

Managing Director (since 2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

The Trustees and officers of the Trust named above, as a group, did not own shares of any series of the Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The Board of Trustees had four regularly scheduled meetings in 2005 and one special meeting.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2005, the Audit Committee met twice.

The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2005. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2005. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has a Governance Committee, whose members are Messrs. Blair, Castellani, Joyal and Marshall and Ms. Boland. The Governance Committee met twice during 2005. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents (except for the CCO) of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2005 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	$10,000	$16,014	$49,988
Trustee
Allan W. Blair	$27,000	—	$52,000
Trustee
Mary E. Boland	—	$33,074	$64,746
Trustee
Richard W. Greene	$25,474	—	$48,949
Trustee
R. Alan Hunter, Jr.	$1,000	$27,046	$54,053
Trustee
Robert E. Joyal	—	$27,491	$53,862
Trustee
F. William Marshall, Jr.	$25,500	—	$167,500
Trustee

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class L shares of each Fund of the Trust as of March 2, 2005, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the following Funds. As of March 2, 2005, MassMutual owned 99.98% of the Class L shares of the Small Cap Growth Equity Fund, 92.29% of the Class L shares of the Large Cap Value Fund, 76.65% of the Class L shares of the Small Company Value Fund, 91.36% of the Class L shares of the Small Company Growth Fund, 92.87% of the Class L shares of the Growth Equity Fund, 97.20% of the Class L shares of the Indexed Equity Fund, 96.22% of the Class L shares of the Aggressive Growth Fund, 99.98% of the Class L shares of the Emerging Growth Fund, 83.09% of the Class L shares of the Mid Cap Growth Equity Fund II, 91.58% of the Class L shares of the Overseas Fund, 99.56% of the Class L shares of the Blue Chip Growth Fund, 94.97% of the Class L shares of the Focused Value Fund, 97.46% of the Class L shares of the Destination Retirement 2010 Fund, 97.14% of the Class L shares of the Destination Retirement 2020 Fund, 95.33% of the Class L shares of the Destination Retirement 2030 Fund, 95.86% of the Class L shares of the Destination Retirement 2040 Fund, 98.69% of the Class L shares of the Destination Retirement Income Fund, 98.37% of the Class L shares of the Strategic Balanced Fund, 99.25% of the Class L shares of the Value Equity Fund, 92.81% of the Class L shares of the Fundamental Value Fund and 99.18% of the Class L shares of the OTC 100 Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class A shares of each Fund of the Trust as of March 2, 2005, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the following Funds. As of March 2, 2005, MassMutual owned 89.78% of the Class A shares of the Diversified Value Fund, 94.64% of the Class A shares of the Strategic Bond Fund, 96.57% of the Class A shares of the Growth Equity Fund, 99.38% of the Class A shares of the Mid Cap Growth Equity Fund, 93.61% of the Class A shares of the Small Cap Growth Equity Fund, 95.55% of the Class A shares of the Strategic Balanced Fund, 86.99% of the Class A shares of the Large Cap Value Fund, 94.09% of the Class A shares of the Overseas Fund, 98.41% of the Class A shares of the Aggressive

Growth Fund, 92.96% of the Class A shares of the Focused Value Fund, 90.03% of the Class A shares of the Mid Cap Growth Equity II Fund, 87.77% of the Class A shares of the Indexed Equity Fund, 83.71% of the Class A shares of the Value Equity Fund, 93.37% of the Class A shares of the Small Company Value Fund, 94.76% of the Class A shares of the Small Company Growth Fund, 95.94% of the Class A shares of the Large Cap Growth Fund, 99.39% of the Class A shares of the Emerging Growth Fund, 93.98% of the Class A shares of the OTC 100 Fund, 96.38% of the Class A shares of the Fundamental Value Fund, 68.59% of the Class A shares of the Destination Retirement 2010 Fund, 58.79% of the Class A shares of the Destination Retirement 2020 Fund, 59.69% of the Class A shares of the Destination Retirement 2030 Fund, 68.76%% of the Class A shares of the Destination Retirement 2040 Fund, and 98.03% of the Class A shares of the Blue Chip Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class S shares of each Fund of the Trust as of March 2, 2005, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of March 2, 2005, MassMutual owned 99.93% of the Class S shares of the Diversified Value Fund, 52.03% of the Class S shares of the Destination Retirement 2020 Fund, 85.05% of the Class S shares of the Destination Retirement 2030 Fund, 92.32%% of the Class S shares of the Destination Retirement 2040 Fund, 77.80% of the Class S shares of the Destination Retirement Income Fund, 93.40% of the Class S shares of the Small Company Value Fund, 97.28% of the Class S shares of the Mid Cap Growth Equity II Fund, 99.56% of the Class S shares of the Focused Value Fund, 99.98% of the Class S shares of the Indexed Equity Fund, 99.45% of the Class S shares of the Small Cap Growth Equity Fund, 99.74% of the Class S shares of the Fundamental Value Fund, 99.95% of the Class S shares of the Large Cap Value Fund, 99.89% of the Class S shares of the Overseas Fund, 99.94% of the Class S shares of the Growth Equity Fund, and 99.98% of the Class S shares of the Aggressive Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Y shares of each Fund of the Trust as of March 2, 2005, with the exception of the following Funds. MassMutual may also be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the following Funds. As of March 2, 2005, MassMutual owned 35.72% of the Class Y shares of the Destination Retirement 2020 Fund, 45.90% of the Class Y shares of the Destination Retirement 2030 Fund, 35.41% of the Class Y shares of the Destination Retirement 2040 Fund, 92.55% of the Class Y shares of the Strategic Balanced Fund, 82.94% of the Class Y shares of the Indexed Equity Fund, 99.31% of the Class Y shares of the Growth Equity Fund, 93.88% of the Class Y shares of the Mid Cap Growth Equity Fund, 92.77% of the Class Y shares of the Small Cap Growth Equity Fund, 90.66% of the Class Y shares of the Small Company Value Fund, 94.73% of the Class Y shares of the Small Company Growth Fund, 79.09% of the Class Y shares of the Blue Chip Growth Fund, 85.57% of the Class Y shares of the Large Cap Value Fund, 91.76% of the Class Y shares of the Aggressive Growth Fund, 99.50% of the Class Y shares of the Emerging Growth Fund, 83.78% of the Class Y shares of the Mid Cap Growth Equity II Fund, 99.82% of the Class Y shares of the OTC 100 Fund, 88.79% of the Class Y shares of the Focused Value Fund, 89.85% of the Class Y shares of the Value Equity Fund, 92.78% of the Class Y shares of the Overseas Fund, 90.81% of the Class Y shares of the Fundamental Value Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Z shares of the Indexed Equity Fund of the Trust as of March 2, 2005. As of March 2, 2005, MassMutual owned 79.97% of the Class Z shares of the Indexed Equity Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class N shares of each Fund of the Trust as of March 2, 2005

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of certain Funds as of March 2, 2005:

Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 37.55% of the Class A shares of the Destination Retirement 2020 Fund, 39.48% of the Class A shares of the Destination Retirement 2030 Fund, 29.83% of the Class A shares of the Destination Retirement 2040 Fund and 74.36% of the Class A shares of the Destination Retirement Income Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the Destination Retirement 2020 Fund: as of March 2, 2005: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 47.97% of the Class S shares of the Destination Retirement 2020 Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of certain Funds as of March 2, 2005: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 75.26% of the Class Y shares of the Destination Retirement 2010 Fund, 63.93% of the Class Y shares of the Destination Retirement 2020 Fund, 53.63% of the Class Y shares of the Destination Retirement 2030 Fund, 64.59% of the Class Y shares of the Destination Retirement 2040 Fund and 99.89% of the Class Y shares of the Destination Retirement Income Fund.

MassMutual may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class Y shares of the Destination Retirement 2010 Fund. As of March 2, 2005, MassMutual owned 23.60% of the Class Y shares of the Desitination Retirement 2010 Fund.

MassMutual may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class A shares of the Destination Retirement Income Fund. As of March 2, 2005, MassMutual owned 22.46% of the Class A shares of the Desitination Retirement Income Fund.

The following shareholder may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class L shares of certain Funds as of March 2, 2005: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 7.02% of the Class L shares of the Growth Equity Fund, 23.05% of Class L shares of the Small Company Value Fund, 6.45% of the Class L shares of the Small Company Growth Fund, 7.40% of the Class L shares of the Large Cap Value Fund, 15.72% of the Class L shares of the Mid Cap Growth Equity II Fund and 5.99% of the Class L shares of the Overseas Fund.

The following shareholders may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class A shares of certain Funds as of March 2, 2005: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 10.22% of the Class A shares of the Diversified Value Fund, 24.47% of the Class A shares of the Destination Retirement 2010 Fund, 5.86% of the Class A shares of the Small Company Value Fund, 9.29% of the Class A shares of the Large Cap Value Fund, 5.48% of the Class A shares of the OTC 100 Fund, 8.96% of the Class A shares of the Mid Cap Growth Equity II Fund, 8.68% of the Class A shares of the Indexed Equity Fund and 5.38% of the Class A shares of the Overseas Fund; NFS/FMTC Rollover IRA, FBO Glen A. Maus, PO Box 329, W. 5237 Oaktree Crt., Princeton, WI 54968 owned 5.36% of the Class A shares of the Strategic Bond Fund; and Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 11.85% of the Class A shares of the Value Equity Fund.

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class S shares of certain Funds as of March 2, 2005: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 7.68% of the Class S shares of the Destination Retirement 2040 Fund, 22.20% of the Class S shares of the Destination Retirement Income Fund and 6.60% of the Class S shares of the Small Company Value Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of March 2, 2005: Taynik & Co., c/o

Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 5.74% of the Class Y shares of the Small Company Value Fund, 7.45% of the Class Y shares of the Strategic Balanced Fund, 9.50% of the Class L shares of the Focused Value Fund, 9.88% of the Class Y shares of the Indexed Equity Fund, 10.25% of the Class Y shares of the Blue Chip Growth Fund and 5.31% of the Class Y shares of the Fundamental Value Fund; Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 6.12% of the Class Y shares of the Mid Cap Growth Equity Fund, 10.15% of the Class Y shares of the Value Equity Fund and 10.66% of the Class Y shares of the Blue Chip Growth Fund; Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02117 owned 5.23% of the Class Y shares of the Large Cap Value Fund; and Investors Bank & Trust FBO Stationary Engineers Local 39 Annuity Trust, 337 Valencia Street, San Francisco, CA 94103 owned 5.30% of the Class Y shares of the Fundamental Value Fund.

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class Z shares of the Indexed Equity Fund as of March 2, 2005: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 20.03% of the Class Z shares of the Indexed Equity Fund.]

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Growth Equity Fund, Mid Cap Growth Equity Fund and Small Cap Growth Equity Fund, each dated as of May 3, 1999, on behalf of the Indexed Equity Fund, Large Cap Value Fund, OTC 100 Fund, Aggressive Growth Fund, Focused Value Fund, and Emerging Growth Fund, each dated as of May 1, 2000, on behalf of the Mid Cap Growth Equity II Fund dated as of June 1, 2000, on behalf of the Value Equity Fund and Overseas Fund, each dated as of May 1, 2001, on behalf of the Blue Chip Growth Fund dated as of June 1, 2001, on behalf of the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund, each dated as of December 31, 2001, on behalf of the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund, each dated as of December 31, 2003, on behalf of the Diversified Value Fund dated as of October 11, 2004, and on behalf of the Strategic Bond Fund dated as of December 31, 2004 (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Premier Value Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Balanced Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Money Market Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual

Premier International Equity Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Core Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier High Yield Fund, MassMutual Premier Small Cap Value Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Global Fund, MassMutual Premier Mid-Cap Value Fund and MassMutual Premier Focused International Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .55% for the Strategic Bond Fund, .60% for the Strategic Balanced Fund, .50% for the Diversified Value Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, [        ] for the Core Opportunities Fund, .70% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .69% for the Focused Value Fund, [        ] for the Small Cap Value Equity Fund, .68% for the Growth Equity Fund, .85% for the Small Company Value Fund, [        ] for the Small Cap Core Equity Fund, .73% for the Aggressive Growth Fund, .15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, .79% for the Emerging Growth Fund, 1.00% for the Overseas Fund and .05% for each of the Destination Retirement Funds.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver	Net
Strategic Bond Fund
Year ended 12/31/05****
Strategic Balanced Fund
Year ended 12/31/04*	$1,050,036	$(39,468)	$1,010,568
Year ended 12/31/05
Diversified Value Fund
Period ended 12/31/04**	$198,541	$(23,144)	$175,397
Year ended 12/31/05
Fundamental Value Fund
Year ended 12/31/03	$2,229,626	—	$2,229,626
Year ended 12/31/04	$4,845,076	—	$4,845,076
Year ended 12/31/05
Value Equity Fund
Year ended 12/31/03	$696,762	—	$696,762
Year ended 12/31/04	$602,111	—	$602,111
Year ended 12/31/05
Large Cap Value Fund
Year ended 12/31/03	$3,797,083	—	$3,797,083
Year ended 12/31/04	$6,119,461	—	$6,119,461
Year ended 12/31/05

	Gross	Waiver	Net
Indexed Equity Fund
Year ended 12/31/03	$1,103,288	—	$1,103,288
Year ended 12/31/04	$1,552,955	—	$1,552,955
Year ended 12/31/05
Blue Chip Growth Fund
Year ended 12/31/03	$2,466,040	$(3,754)	$2,462,286
Year ended 12/31/04	$2,968,629	—	$2,968,629
Year ended 12/31/05
Large Cap Growth Fund
Year ended 12/31/03	$256,604	$(24,068)	$232,536
Year ended 12/31/04	$255,147	$(34,160)	$220,987
Year ended 12/31/05
Growth Equity Fund
Year ended 12/31/03	$3,601,893	—	$3,601,893
Year ended 12/31/04	$5,412,145	—	$5,412,145
Year ended 12/31/05
Aggressive Growth Fund
Year ended 12/31/03	$1,273,940	—	$1,273,940
Year ended 12/31/04***	$2,761,420	$(221,170)	$2,540,250
Year ended 12/31/05***
OTC 100 Fund
Year ended 12/31/03	$74,943	$(21,632)	$53,311
Year ended 12/31/04	$103,368	—	$103,368
Year ended 12/31/05
Focused Value Fund
Year ended 12/31/03	$2,943,117	—	$2,943,117
Year ended 12/31/04	$5,018,581	—	$5,018,581
Year ended 12/31/05
Small Company Value Fund
Year ended 12/31/03	$1,002,020	$(26,702)	$975,318
Year ended 12/31/04	$2,814,327	$(12,339)	$2,801,988
Year ended 12/31/05
Mid Cap Growth Equity Fund
Year ended 12/31/03	$932,824	—	$932,824
Year ended 12/31/04	$981,124	—	$981,124
Year ended 12/31/05
Mid Cap Growth Equity II Fund
Year ended 12/31/03	$2,613,722	—	$2,613,722
Year ended 12/31/04	$4,986,405	—	$4,986,405
Year ended 12/31/05
Small Cap Growth Equity Fund
Year ended 12/31/03	$2,778,571	—	$2,778,571
Year ended 12/31/04	$3,932,225	—	$3,932,225
Year ended 12/31/05
Small Company Growth Fund
Year ended 12/31/03	$679,779	$(73,815)	$605,964
Year ended 12/31/04	$1,496,079	$(58,891)	$1,437,188
Year ended 12/31/05

	Gross	Waiver	Net
Emerging Growth Fund
Year ended 12/31/03	$689,638	$(31,109)	$658,529
Year ended 12/31/04	$1,010,882	—	$1,010,882
Year ended 12/31/05
Overseas Fund
Year ended 12/31/03	$1,987,488	$(184,922)	$1,802,566
Year ended 12/31/04	$4,706,152	$(24,601)	$4,681,551
Year ended 12/31/05
Destination Retirement Income Fund
Year ended 12/31/04*	$59,044	$(5,214)	$53,830
Year ended 12/31/05
Destination Retirement 2010 Fund
Year ended 12/31/04*	$3,657	$(46,358)	$(42,701)
Year ended 12/31/05
Destination Retirement 2020 Fund
Year ended 12/31/04*	$78,697	$(21,162)	$57,535
Year ended 12/31/05
Destination Retirement 2030 Fund
Year ended 12/31/04*	$62,228	$(22,322)	$39,906
Year ended 12/31/05
Destination Retirement 2040 Fund
Year ended 12/31/04*	$37,536	$(20,210)	$17,326
Year ended 12/31/05

*	Inception date December 31, 2003.
**	Inception date October 15, 2004.
***	MassMutual agreed to waive .08% of the investment advisory fee, effective May 1, 2004.
****	Inception date December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

Investment Sub-Advisers

Alliance Capital acts as a sub-adviser for the Diversified Value Fund and Large Cap Growth Fund. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. At December 31, 2004, Alliance Capital Management Holding L.P. (“Alliance Holding”) owned approximately 31.7% of the issued and outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). AXA Financial was the beneficial owner of approximately 60.9% of the issued and outstanding Alliance Units at December 31, 2004 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.3% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

SaBAM and Western Asset both act as sub-advisers for the Strategic Balanced Fund. SaBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc.

Western Asset also serves as investment sub-adviser for the Strategic Bond Fund.

GMO serves as investment sub-adviser for the Growth Equity Fund. GMO also provides sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Navellier is owned and controlled by its sole shareholder, Louis G. Navellier. Navellier is sub-adviser for the Mid Cap Growth Equity Fund.

Wellington Management and Waddell & Reed both act as sub-advisers for the Small Cap Growth Equity Fund and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Wellington Management also serves as investment sub-adviser for the Fundamental Value Fund.

Fidelity Management & Research Company (“FMR”) serves as the investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund. FMR Co., Inc. (“FMRC”) serves as a sub-subadviser and is primarily responsible for choosing investments. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Northern Trust serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. Northern Trust is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. Northern Trust is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Davis serves as investment sub-adviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

RS serves as investment sub-adviser for the Emerging Growth Fund. RS, which is part of the RS Investment Management Company LLC organization, also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris and Cooke & Bieler both act as sub-advisers for the Focused Value Fund. Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. (“CDC North America”). CDC North America is a wholly-owned subsidiary of CDC IXIS Asset Management. Harris also provides sub-advisory services for the Overseas Fund.

Sands Capital serves as investment sub-adviser for the Aggressive Growth Fund.

T. Rowe Price serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Clover, T. Rowe Price, and Earnest Partners each act as sub-advisers for the Small Company Value Fund.

Mazama and Eagle both act as sub-advisers for the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company.

Harris and MFS both act as sub-advisers for the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Strategic Bond Fund
Year ended 12/31/05***
Strategic Balanced Fund
Year ended 12/31/04*	$523,540
Year ended 12/31/05
Diversified Value Fund
Period ended 12/31/04**	$92,227
Year ended 12/31/05
Fundamental Value Fund
Year ended 12/31/03	$1,108,125
Year ended 12/31/04	$2,292,715
Year ended 12/31/05
Value Equity Fund
Year ended 12/31/03	$497,837
Year ended 12/31/04	$429,921
Year ended 12/31/05
Large Cap Value Fund
Year ended 12/31/03	$1,918,256
Year ended 12/31/04	$2,891,509
Year ended 12/31/05
Indexed Equity Fund
Year ended 12/31/03	$100,775
Year ended 12/31/04	$134,924
Year ended 12/31/05
Blue Chip Growth Fund
Year ended 12/31/03	$1,888,244
Year ended 12/31/04	$2,245,457
Year ended 12/31/05
Large Cap Growth Fund
Year ended 12/31/03	$195,592
Year ended 12/31/04	$163,897
Year ended 12/31/05
Growth Equity Fund
Year ended 12/31/03	$1,938,463
Year ended 12/31/04	$2,613,001
Year ended 12/31/05

Aggressive Growth Fund
Year ended 12/31/03	$924,511
Year ended 12/31/04	$1,208,633
Year ended 12/31/05
OTC 100 Fund
Year ended 12/31/03	$24,346
Year ended 12/31/04	$34,019
Year ended 12/31/05
Focused Value Fund
Year ended 12/31/03	$1,871,682
Year ended 12/31/04	$3,116,664
Year ended 12/31/05
Small Company Value Fund
Year ended 12/31/03	$682,002
Year ended 12/31/04	$1,881,917
Year ended 12/31/05
Mid Cap Growth Equity Fund
Year ended 12/31/03	$432,358
Year ended 12/31/04	$465,333
Year ended 12/31/05
Mid Cap Growth Equity II Fund
Year ended 12/31/03	$1,660,610
Year ended 12/31/04	$3,199,992
Year ended 12/31/05
Small Cap Growth Equity Fund
Year ended 12/31/03	$1,903,802
Year ended 12/31/04	$2,937,842
Year ended 12/31/05
Small Company Growth Fund
Year ended 12/31/03	$490,309
Year ended 12/31/04	$1,074,617
Year ended 12/31/05
Emerging Growth Fund
Year ended 12/31/03	$522,045
Year ended 12/31/04	$787,840
Year ended 12/31/05
Overseas Fund
Year ended 12/31/03	$1,208,201
Year ended 12/31/04	$2,378,498
Year ended 12/31/05

*	Inception date December 31, 2003.
**	Inception date October 15, 2004.
***	Inception date December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .1959% to .6744% for Class N shares; .1459% to .6244% for Class A shares; .0459% to .4744% for Class Y shares; .0116% to .3744% for Class S shares; .1459% to .6244% for Class L shares and .0855% for Class Z shares of the Indexed Equity Fund. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

	Gross	Waiver	Net
Strategic Bond Fund
Year ended 12/31/05***
Strategic Balanced Fund
Year ended 12/31/04*	$441,053	—	$441,053
Year ended 12/31/05
Diversified Value Fund
Period ended 12/31/04**	$34,425	—	$34,425
Year ended 12/31/05
Fundamental Value Fund
Year ended 12/31/03	$739,414	—	$739,414
Year ended 12/31/04	$1,663,242	—	$1,663,242
Year ended 12/31/05
Value Equity Fund
Year ended 12/31/03	$130,157	—	$130,157
Year ended 12/31/04	$129,421	—	$129,421
Year ended 12/31/05
Large Cap Value Fund
Year ended 12/31/03	$1,180,612	—	$1,180,612
Year ended 12/31/04	$1,993,162	—	$1,993,162
Year ended 12/31/05
Indexed Equity Fund
Year ended 12/31/03	$3,711,883	—	$3,711,883
Year ended 12/31/04	$5,378,957	$(287,889)	$5,091,068
Year ended 12/31/05
Blue Chip Growth Fund
Year ended 12/31/03	$1,239,538	—	$1,239,538
Year ended 12/31/04	$1,511,853	—	$1,511,853
Year ended 12/31/05
Large Cap Growth Fund
Year ended 12/31/03	$78,030	—	$78,030
Year ended 12/31/04	$86,336	—	$86,336
Year ended 12/31/05
Growth Equity Fund
Year ended 12/31/03	$1,121,536	—	$1,121,536
Year ended 12/31/04	$1,743,505	—	$1,743,505
Year ended 12/31/05

	Gross	Waiver	Net
Aggressive Growth Fund
Year ended 12/31/03	$421,390	—	$421,390
Year ended 12/31/04	$899,439	—	$899,439
Year ended 12/31/05
OTC 100 Fund
Year ended 12/31/03	$266,489	—	$266,489
Year ended 12/31/04	$371,419	—	$371,419
Year ended 12/31/05
Focused Value Fund
Year ended 12/31/03	$852,559	—	$852,559
Year ended 12/31/04	$1,537,312	—	$1,537,312
Year ended 12/31/05
Small Company Value Fund
Year ended 12/31/03	$280,692	—	$280,692
Year ended 12/31/04	$855,376	—	$855,376
Year ended 12/31/05
Mid Cap Growth Equity Fund
Year ended 12/31/03	$262,924	—	$262,924
Year ended 12/31/04	$283,558	—	$283,558
Year ended 12/31/05
Mid Cap Growth Equity II Fund
Year ended 12/31/03	$855,327	—	$855,327
Year ended 12/31/04	$1,676,040	—	$1,676,040
Year ended 12/31/05
Small Cap Growth Equity Fund
Year ended 12/31/03	$796,877	—	$796,877
Year ended 12/31/04	$1,143,631	—	$1,143,631
Year ended 12/31/05
Small Company Growth Fund
Year ended 12/31/03	$223,672	—	$223,672
Year ended 12/31/04	$495,092	—	$495,092
Year ended 12/31/05
Emerging Growth Fund
Year ended 12/31/03	$206,743	—	$206,743
Year ended 12/31/04	$326,418	—	$326,418
Year ended 12/31/05
Overseas Fund
Year ended 12/31/03	$270,972	—	$270,972
Year ended 12/31/04	$698,420	—	$698,420
Year ended 12/31/05
Destination Retirement Income Fund
Year ended 12/31/04*	$125,014	—	$125,014
Year ended 12/31/05
Destination Retirement 2010 Fund
Year ended 12/31/04*	$9,650	—	$9,650
Year ended 12/31/05
Destination Retirement 2020 Fund
Year ended 12/31/04*	$267,208	—	$267,208
Year ended 12/31/05

	Gross	Waiver	Net
Destination Retirement 2030 Fund
Year ended 12/31/04*	$212,947	—	$212,947
Year ended 12/31/05
Destination Retirement 2040 Fund
Year ended 12/31/04*	$119,931	—	$119,931
Year ended 12/31/05

*	Inception date December 31, 2003
**	Inception date October 15, 2004
***	Inception date December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

THE DISTRIBUTOR

The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to an Amended and Restated General Distributor’s Agreement with the Trust dated as of [December 31, 2002,] as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the OTC 100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001, the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001, the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004 and the Strategic Bond Fund which was approved November 8, 2004). The Class N Plans were approved on November 11, 2002 for the Funds (other than the Strategic Balanced Fund, Destination Retirement Income Fund,

Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004 and the Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund which were approved [        ]). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in 2005 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Strategic Bond Fund	$	$	$
Strategic Balanced Fund
Diversified Value Fund*
Fundamental Value Fund
Value Equity Fund
Large Cap Value Fund
Indexed Equity Fund
Blue Chip Growth Fund
Large Cap Growth Fund
Growth Equity Fund
Aggressive Growth Fund
OTC 100 Fund
Focused Value Fund
Small Company Value Fund
Mid Cap Growth Equity Fund
Mid Cap Growth Equity II Fund
Small Cap Growth Equity Fund
Small Company Growth Fund
Emerging Growth Fund
Overseas Fund
Destination Retirement Income Fund
Destination Retirement 2010 Fund
Destination Retirement 2020 Fund
Destination Retirement 2030 Fund
Destination Retirement 2040 Fund

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT PUBLIC ACCOUNTANT

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Alliance Capital, Clover, Cooke & Bieler, Davis, Eagle, Earnest Partners, FMR, GMO, Harris, Mazama, MFS, Navellier, Northern Trust, RS, SaBAM, Sands Capital, T. Rowe Price, Waddell & Reed, Wellington Management, Western Asset and WAML have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the Destination Retirement Funds, all orders for the purchase or sale of portfolio securities (normally, shares of the underlying MassMutual Select Funds and MassMutual Premier Funds (together, “MassMutual Funds”)) are placed on behalf of each Destination Retirement Fund by MassMutual, pursuant to authority contained in each Destination Retirement Fund’s management contract. A Destination Retirement Fund will not incur any commissions or sales charges when it invests in underlying MassMutual Funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board of Trustees for the Value Equity Fund and Blue Chip Growth Fund will review whether the recapture for the benefit of the Funds of some portion of the compensation paid by the Funds on portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003:

	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003
Strategic Bond Fund***
Strategic Balanced Fund*		$174,992	$—
Diversified Value Fund**		30,251	—
Fundamental Value Fund		630,809	408,197
Value Equity Fund		380,164	150,920
Large Cap Value Fund		289,225	231,252
Indexed Equity Fund		192,195	200,449
Blue Chip Growth Fund		244,159	270,114
Large Cap Growth Fund		82,968	78,808
Growth Equity Fund		1,887,381	4,049,236
Aggressive Growth Fund		299,864	441,150
OTC 100 Fund		31,585	96,176
Focused Value Fund		827,971	862,289
Small Company Value Fund		991,857	516,696
Mid Cap Growth Equity Fund		257,364	250,999
Mid Cap Growth Equity II Fund		719,475	495,206
Small Cap Growth Equity Fund		1,104,775	899,852
Small Company Growth Fund		1,112,989	494,206
Emerging Growth Fund		838,560	791,807
Overseas Fund		1,218,044	966,918

		$11,314,628	$11,204,275

*	Commencement of operations December 31, 2003.
**	Commencement of operations October 15, 2004.
***	Commencement of operations December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

[The Strategic Balanced Fund paid $2,720 to Citigroup Global Markets for the fiscal year ended December 31, 2004. Citigroup Global Markets is an affiliate of one of the Fund’s investment sub-advisers.

The Diversified Value Fund paid $29,273 to Sanford C. Bernstein for the fiscal year ended December 31, 2004. Sanford C. Bernstein is an affiliate of the Fund’s investment sub-adviser.

The Fundamental Value Fund paid $413 to Jefferies and Company for the fiscal year ended December 31, 2004. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Value Equity Fund paid $12,361 to Fidelity Capital Markets for the fiscal year ended December 31, 2004. Fidelity Capital Markets is an affiliate of the Fund’s investment sub-adviser.

The Blue Chip Growth Fund paid $2,562 to Fidelity Capital Markets for the fiscal year ended December 31, 2004. Fidelity Capital Markets is an affiliate of the Fund’s investment sub-adviser.

The Growth Equity Fund paid $420 to Jefferies and Company for the fiscal year ended December 31, 2004. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Focused Value Fund paid $93,000, $42,312 and $1,940 to Harris and its affiliates for the fiscal years ended December 31, 2004, 2003 and 2002, respectively.

The Mid Cap Growth Equity Fund paid $3,966 to Jefferies and Company for the fiscal year ended December 31, 2004. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Cap Growth Equity Fund paid $5,212 to Jefferies and Company for the fiscal year ended December 31, 2004. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Company Growth Fund paid $1,259 to Jefferies and Company for the fiscal year ended December 31, 2004. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Overseas Fund paid $37,803, $24,794 and $8,707 to J.P. Morgan for the fiscal years ended December 31, 2004, 2003 and 2002, respectively. J.P. Morgan is an affiliate of one of the Fund’s investment sub-advisers.]

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of thirty-two separate series have been authorized, all of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

The Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2005, and are incorporated herein by reference in reliance on the report of [                ], independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2005 is available, without charge, upon request by calling 888-309-3539.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

65

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the general policy of the Funds, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUB-ADVISERS

1.  The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Funds annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Funds annually.

3.  The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.  The Sub-Advisers shall provide the Funds and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Funds and MassMutual to comply with applicable laws and regulations.

III.    THE FUNDS AND MASSMUTUAL

1.  The officers of the Funds shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Funds shall not vote proxies on behalf of the Funds or the Series.

3.  MassMutual shall not vote proxies on behalf of the Funds or the Series.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

October 2004

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

CLOVER CAPITAL MANAGEMENT, INC.

PROXY VOTING

Policy

Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Clover Capital Management, Inc. (“Clover Capital”) votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services “ISS”, and utilizes its data and analysis to augment the work done by Clover Capital’s relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital’s clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Clover Capital Management, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

All proxies and ballots will be logged in upon receipt and the materials, which include ISS’s proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital’s analysts’ proxy voting decisions.

Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients’ accounts and where appropriate will communicate with the management of such issuers.

Periodically, or at least annually, the Clover Compliance Department will:

•	Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

•	Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

•	When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

•	Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

Disclosure

•	Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•	Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.’s Disclosure Document; or Clover

Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

•	In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital’s clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

•	Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

•	Clover Capital will favor the annual election of directors.

•	Clover Capital will oppose the re-incorporation of domestic companies into other nations.

•	Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution’s sponsor rather than designed to maximize shareholder value or improve a company’s governance practices.

•	Clover Capital will vote to retain a company’s current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

•	Clover Capital will vote against the creation of so called “poison pills” and for shareholder resolutions calling for their removal.

•	Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

•	Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

•	Clover Capital will vote in favor of shareholder proposals calling for the replacement of “super majority” vote thresholds with simple majority vote requirements.

Conflicts of Interest

Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm’s employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital’s vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Recordkeeping

The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Clover Capital Management, Inc. receives;

•	A record of each vote that Clover Capital Management, Inc. casts;

•	Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

•	A copy of each written request from a client for information on how Clover Capital Management, Inc. voted such client’s proxies, and a copy of any written response.

Cooke & Bieler, L.P.

Proxy Voting Policies and Procedures

Proxy Background

On January 31, 2003, the SEC adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an adviser’s fiduciary obligation to clients who have given the adviser authority to vote their proxies. Rule 206(4)-6 requires an adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client.

Statement of Policies and Procedures

Pursuant to this new rule and in accordance with our fiduciary duties, Cooke & Bieler has adopted and implemented written policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients for which we have voting authority. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

Any material conflicts of interest between Cooke & Bieler and our clients with respect to proxy voting are resolved in the best interest of clients. If any of our clients utilize a securities lending program, we will not vote proxies for those securities that are out on loan.

Cooke & Bieler utilizes the services of an outside proxy firm, Investor Responsibility Research Center (IRRC), to act as agent for the proxy process and to maintain records on proxy votes for our clients. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The compliance officer is responsible for monitoring corporate actions and ensuring that the custodian receives timely notification of our responses.

Cooke & Bieler will generally take the following position on each issue listed below. While we follow these guidelines, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

Summary of Positions on Common Issues:

Board of Directors
A.)	Director Nominees in Uncontested Elections	Case-by-Case
B.)	Chairman and CEO is the Same Person	Case-by-Case
C.)	Majority of Independent Directors	Case-by-Case
D.)	Stock Ownership Requirements	Case-by-Case
E.)	Limit Tenure of Outside Directors	Against
F.)	Director and Officer Indemnification and Liability Protection	Case-by-Case
G.)	Eliminate or Restrict Charitable Contributions	Against

Proxy Contests
A.)	Voting for Director Nominees in Contested Election	Case-by-Case
B.)	Reimburse Proxy Solicitation	Case-by-Case

Auditors
A.)	Ratifying Auditors	Case-by-Case

Proxy Contest Defenses
A.)	Board Structure—Classified Board	Against
B.)	Cumulative Voting	For
C.)	Shareholder Ability to Call Special Meetings	For

Tender Offer Defenses
A.)	Submit Poison Pill for shareholder ratification	For
B.)	Fair Price Provisions	For
C.)	Supermajority Shareholder Vote Requirement To Amend the Charter or Bylaws	Against
D.)	Supermajority Shareholder Vote Requirement To Approve Mergers	Against

Miscellaneous Governance Provisions
A.)	Confidential Voting	For
B.)	Equal Access	Case-by-Case
C.)	Bundled Proposals	Case-by-Case

Capital Structure
A.)	Common Stock Authorization	Case-by-Case
B.)	Stock Splits	For
C.)	Reverse Stock Splits	Case-by-Case
D.)	Preemptive Rights	Case-by-Case
E.)	Share Repurchase Programs	For

Executive and Director Compensation
A.)	Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B.)	Shareholder Ratification of Golden and Tin Parachutes	For
C.)	Employee Stock Ownership Plans	Case-by-Case
D.)	401(k) Employee Benefit Plans	For

State of Incorporation
A.)	Voting on State Takeover Plans	Case-by-Case
B.)	Voting on Reincorporation Proposals	Case-by-Case

Mergers and Corporate Restructurings
A.)	Mergers and Acquisitions	Case-by-Case
B.)	Corporate Restructuring	Case-by-Case
C.)	Spin-Offs	Case-by-Case
D.)	Liquidations	Case-by-Case

Social and Environmental Issues
A.)	Issues with Social/Moral Implications	Case-by-Case

Proxy Voting Process:

When a new account is opened and the contract states Cooke & Bieler is responsible for voting proxies, a letter is sent to the custodian informing them that IRRC will act as our proxy voting agent for that account. Cooke & Bieler then notifies IRRC of the new client and sends them an updated holdings file for each client account. This information is uploaded into IRRC’s proprietary software. On an ongoing basis, IRRC generates reports to identify missing proxies. These proxies are tracked down by contacting the custodian bank. This procedure is very successful in accounting for all proxies. IRRC also provides quarterly reports showing how each individual client’s proxies were voted. This information is sent to those clients who have requested a copy.

IRRC is responsible for: notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples below); maintaining records of all communications received from clients requesting information on how their proxies were voted; notifying clients how they can obtain voting records and polices and procedures; and implementing appropriate mutual fund proxy voting disclosures.

The compliance department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting decision.

Resolving Potential Conflicts of Interest:

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	managing a pension plan for a company whose management is soliciting proxies;

•	significant business relationship—having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

•	significant personal / family relationship—adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a material conflict of interest exists, it will be Cooke & Bieler’s policy to delegate responsibility for voting these proxies to an independent third party. If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals. This will ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

April 1, 2004

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders.    The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management.    One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.    Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.    Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients,

Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.    Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.    Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.	Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.	Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.	Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

E.	Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.	Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.	Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.	Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.	Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.	Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.	Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.	Directors—Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.	Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.	Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.    Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.    Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:

1.	Anti-Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.

14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.    Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.    Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.

➢	Record of each vote cast.

➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

EARNEST PARTNERS

PROXY VOTING POLICY

2004

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors are examined using the following five factors:

•	Poor long-term corporate performance record relative to its peer index and S&P 500;

•	Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

•	Diversity of board;

•	Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

•	Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following nine factors:

•	Lack of a board that is at least two-thirds (67 percent) independent—i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

•	Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

•	Chapter 7 bankruptcy, SEC violations, and criminal investigations;

•	Interlocking directorships;

•	Performance of compensation committee members related to egregious executive compensation; and

•	Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s historical track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

•	Equity ownership positions; and

•	Total impact on all stakeholders.

Independent Directors

•	Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

•	Generally WITHHOLD votes from non-independent board members (insiders and affiliated outsiders) where the board is not at least two-thirds (67 percent) independent.

•	Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders.

•	Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

•	Generally WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, we will take action against CEOs serving on more than two outside boards and non-CEO board members serving on more than six total boards.

Director Diversity

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

•	Support endorsement of a policy of board inclusiveness.

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

•	Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board Structure

•	Vote AGAINST classified boards when the issue comes up for vote.

Board and Committee Size

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats.

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats.

•	Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLDS or other action at companies that have fewer than five directors or more than 15 directors on their board when there are indications of performance or accounting issues or other concerns at the company.

Limit Term of Office

•	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

•	Vote AGAINST proposals to eliminate cumulative voting.

•	Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection

•	Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

•	Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

•	Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

Proxy Contest Defenses

Poison Pills

•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

•	Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

•	Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

Greenmail

•	Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders.

•	Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

•	Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

•	Vote FOR proposals that seek to fix the size of the board.

•	Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Auditors

Auditor Ratification

•	Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

•	WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

•	Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

•	WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

•	Impact of the merger on shareholder value;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Offer price (cost vs. premium).

•	Financial viability of the combined companies as a single entity;

•	Was the deal put together in good faith? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

•	Fairness opinion (or lack thereof);

•	Changes in corporate governance and their impact on shareholder rights; and

•	Impact on community stakeholders and employees in both workforces.

Fair Price Provisions

•	Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

•	Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

•	Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Changing Corporate Name

Vote FOR changing the corporate name in all instances if proposed and supported by management.

SHAREHOLDER RIGHTS

Confidential Voting

•	Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

•	Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal Access

•	Vote FOR shareholder resolutions filed by one-percent, one-year shareholders that, if passed, will be binding on the company per the proposed SEC trigger.

•	Review CASE-BY-CASE precatory shareholder proposals asking companies to voluntarily adopt open access, perhaps at a different trigger than the SEC’s proposed five-percent, two-year ownership threshold.

Unequal Voting Rights

•	Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

CAPITAL STRUCTURE

Common Stock Authorization

•	Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

•	Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

•	Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

•	Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

•	Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

•	Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjust Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

•	Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

•	Change in Control: Will the transaction result in a change-in-control of the company?

•	Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

•	Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

COMPENSATION

Stock Option Plans

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following elements:

•	Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.

•	Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

•	Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

•	The repricing is value for value;

•	If the five most highly compensated employees are excluded from the repricing;

•	If the plan is broad based; and

•	If the current vesting schedule is maintained.

•	Stock Option Expensing: Vote AGAINST plans if the company does not fully expense its stock options.

•	Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.

•	Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding.

•	Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods.

OBRA-Related Compensation Proposals

•	Vote FOR amendments that place a cap on annual grants or amend administrative features.

•	Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

•	Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

•	Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

•	Vote AGAINST plans that are deemed to be “excessive” because they are not justified by performance measures.

Performance Based Options

•	Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder Proposals to Limit Executive and Director Pay

•	Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

•	Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits.

•	Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin Parachutes

•	Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification.

•	Generally vote AGAINST all proposals to ratify golden parachutes.

•	Vote on tin parachutes on a CASE-BY-CASE basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

•	Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed “excessive” (i.e. generally greater than five percent of outstanding shares).

State of Incorporation

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, qualified tax benefits;

•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies; and

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, we will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	Percentage of sales, assets, and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	Whether the subject of the proposal is best left to the discretion of the board.

Special Policy Review and Shareholder Advisory Committees

•	Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Military Sales

•	Generally support reports on foreign military sales and economic conversion of facilities.

•	Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Political Contributions Reporting

•	Support proposals affirming political non-partisanship.

•	Support reporting of political and political action committee (PAC) contributions.

•	Support establishment of corporate political contributions guidelines and reporting provisions.

Equal Employment Opportunity and Other Work Place Practice Reporting Issues

•	Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

•	Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

•	Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

•	Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination in Retirement Benefits

•	Support non-discrimination in retirement benefits.

Fair Lending

•	Support compliance with fair-lending laws.

•	Support reporting on overall lending policies and data.

CERES Principles

•	Vote FOR the adoption of the CERES Principles.

•	Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

•	Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

We will generally support proposals that:

•	Seek publication of a “Worker Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

•	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct.

•	Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

•	Create incentives to encourage suppliers to raise standards rather than terminate contracts.

•	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

•	Request public disclosure of contract supplier reviews on a regular basis.

•	Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fails to comply with applicable laws protecting employees’ wages and working conditions.

Corporate Conduct, Human Rights, and Labor Codes

We generally support proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

International Financial Related

•	Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

CONFLICTS OF INTEREST

In the case where EARNEST Partners has a material conflict of interest with a Client, EARNEST Partners will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.

FIDELITY FUND PROXY VOTING GUIDELINES

(FUNDS SUB-ADVISED BY FMR CO.)

March 2004

I.    General Principles

A.    Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.    Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C.    Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II.    Portfolio shares should generally be voted against anti-takeover proposals, including:

A.    Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B.    Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer’s Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C.    Authorization of “Blank Check” Preferred Stock.

D.    Golden Parachutes:

1.  Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2.  Compensation contracts for outside directors.

3.  Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4.  Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E.    Supermajority Provisions.

F.    Poison Pills:

1.  Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2.  FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3.  FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company’s Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4.  Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5.  If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company’s Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G.    Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H.    Transfer of authority from shareholders to directors.

I.    Reincorporation in another state (when accompanied by anti-takeover provisions).

III.    Stock Option Plans

A.    Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1.  The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2.  The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3.  The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4.  The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan’s terms.

5.  However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a.  They are granted by a compensation committee composed entirely of independent directors.

b.  They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6.  The plan’s terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms, or board resolution, are met:

a.  The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.  The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management’s control; and

c.  The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7.  Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company’s executive officers, that no shares are currently available for such options under the company’s existing plans, and that such options need to be granted before the company’s next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders’ meeting.

8.  For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B.    FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C.    Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1.  Whether the repricing proposal excludes senior management and directors;

2.  Whether the options proposed to be repriced exceeded FMR’s dilution thresholds when initially granted;

3.  Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4.  The company’s relative performance compared to other companies within the relevant industry or industries;

5.  Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.  Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV.    Restricted Stock Awards (“RSA”) should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A.    The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B.    The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C.    The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan’s terms.

D.    The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E.    However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1.  They are granted by a compensation committee composed entirely of independent directors.

2.  They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F.    For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G.    Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1.  Whether the restricted stock award exchange proposal excludes senior management and directors;

2.  Whether the options proposed to be exchanged exceeded FMR’s dilution thresholds when initially granted;

3.  Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4.  The company’s relative performance compared to other companies within the relevant industry or industries;

5.  Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.  Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.    Other Stock-Related Plans should be evaluated on a case-by-case basis:

A.    Omnibus Stock Plans—vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B.    Employee Stock Purchase Plans—vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

C.    Stock Awards (other than stock options and RSAs)—generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

A.    An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B.    Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII.    Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII.    With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX.    Greenmail—Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X.    Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A.    Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.    Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII.    Portfolio shares should be voted in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII.    Employee Stock Ownership Plans (“ESOPs”) should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV.    Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies’ relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A.  FMR has placed responsibility for the Funds’ proxy voting in the FMR Legal Department.

B.  The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds’ Board of Trustees.

C.  The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D.  When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund’s registration statement, FMR will use pass through voting or echo voting procedures.

XVI.    Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII.    Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII.    Auditors

A.  Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.  Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.    Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

GMO AUSTRALASIA LLC

(TOGETHER “GMO”)

PROXY VOTING POLICIES AND PROCEDURES

I.    Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.    Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS’s guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.    Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.    Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.    Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.    Reporting

GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.    Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Effective: August 6, 2003

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES

Harris Associates L.P. (“Harris”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

6.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

7.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to increase authorized shares.

2.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

3.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

4.	Harris will normally vote against the issuance of poison pill preferred shares.

5.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

6.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services.    Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm’s research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm’s Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services’ guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots.    For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds’ custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds’ custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm’s own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting.    Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

[MFS Proxy Voting Policies to be Inserted]

Mazama Capital Management Inc.®

IA Policies and Procedures Manual

01/07/2005

Proxy Voting

Policy

Mazama Capital Management, Inc. (“Mazama”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Guiding Principles

Proxy voting procedures must adhere to the following broad principles:

1.	Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Company) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated to the Company.

2.	Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

3.	Fiduciaries should keep records of proxy voting.

Delegation

In cases where voting authority is delegated to an investment manager, no one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is specified in the plan document. If such direction of a vote occurs in the absence of a formal specification in the plan document, both parties would be guilty of an ERISA violation. Finally, even if voting power is delegated, the trustee or named fiduciary is still responsible for monitoring what the investment manager or proxy voting agent does.

Current Policies and Procedures

Mazama Capital Management takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. However, Mazama Capital Management strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees.

Voting Procedures

All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services (ISS).

1.	Using ISS, the Director of Research will determine which client accounts hold the security to which the proxy relates;

2.	Absent material conflicts, The Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy in a timely and appropriate manner.

3.	Proxy ballots for securities no longer held in a client accounts will not be voted.

Mazama generally votes in favor of the following routine issues:

1.	Elect directors

2.	Appoint auditors

3.	Eliminate preemptive rights

4.	Increase authorized shares issued

5.	Limit directors’ and officers’ liability

6.	Amend Articles of Incorporation or Bylaws to coincide with Changes in local or federal laws and regulations

7.	To change date, time, location of annual meetings

8.	Stock Prints

Mazama votes the following non-routine issues as indicated:

1.	Require Shareholder Vote On “Golden Parachutes”

a.	Mazama favors allowing shareholders to vote on the granting of “golden parachutes.” The granting of these perks often results in the dissipation of shareholder value.

2.	Require Shareholder Vote on “Blank Check” Preferred Stock

a.	Mazama favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders. “Blank check” preferred stock may divert value from holders of common stock.

3.	Confidential Voting

a.	Mazama is in favor of confidential voting.

4.	Eliminating Classified Boards

a.	Mazama is in favor of eliminating classified boards.

5.	Shareholder Voting On “Poison Pills” And Against “Poison Pills”

a.	Mazama is generally opposed to the erection of barriers to future merger/take-over proposals where such devices can be seen as self-protective of management rather than to benefit shareholders’ interests.

6.	Cumulative Voting

a.	Mazama believes in allowing shareholders’ cumulative voting rights, which enhances their ability to select directors who perform well over others. Cumulative voting is one of the only avenues that a small shareholder can effect change.

7.	Stock Options/Incentives

a.	Mazama is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value.

b.	Mazama will vote against incentive plans with “change in control” provisions that protect or benefit management or board members over the interests of shareholders.

8.	Social Issues And Proposals That Inhibit A Company’s Business For Social Purposes

a.	Mazama is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost. For similar reasons, Mazama opposes proposals that call for constrictions on a company’s business for social purposes.

9.	Establish Or Amend An Employee Savings, Stock-Purchase, Thrift Or Investment Plan

a.	Mazama is in favor of savings, investment, stock purchase and ESOP plans for corporate employees.

10.	Reincorporation under the Laws of a Different State Mazama generally favors such proposals since a company usually finds an economic advantage in the result.

11.	Merger of Consolidation of Legally Independent Companies or Subsidiaries.

a.	The consolidation of several companies or subsidiaries, including reincorporation from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost. Savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders’ interests.

12.	Proposals to Require Each Director to Own a Certain Number of Shares or to Require The Company to Offer Options As a Part of Compensation

a.	Mazama favors director ownership of stock, whether through purchase of stock or the granting of options. Where options are not granted by a company to its directors, we generally favor purchase of shares by directors.

b.	Proposals to Prohibit Re-election of Outside Directors after Fixed Number Years of Service or Upon Retirement from Their Primary Employment.

c.	The reason usually cited for such proposals is to have “fresh faces” on the board of directors. To arbitrarily discard knowledgeable, experienced directors after six years’ service for the sake of “turnover” and “fresh faces” may not be in the shareholders’ best interest. Similarly, discarding directors whose retirement makes more of their time available to the subject company makes no sense.

13.	Proposals To Submit Option Plans, Incentive Compensation Plans And Company- Contributory Savings And Investment Plans To Shareholder Vote For Approval

a.	Mazama thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders’ assets.

14.	Proposals to Prohibit Business Dealings with Communist Countries.

a.	U.S. companies generally attempt to comply carefully with laws and regulations governing foreign trade for the simple reason that to do otherwise incur major problems and expense. At the same time, establishing a policy prohibiting business dealings with any country or group of countries is a foreign policy-making and political function better reserved to the U.S. Government and outside the business/commercial sphere.

15.	Disclosure of Corporate Political Contributions.

a.	With few exceptions, companies comply with federal and state laws and regulations regarding political and “lobbying” activities and prohibiting contributions of corporate funds.

b.	Mazama generally opposes requiring management to disclose such contributions.

16.	Retirement Benefits for Non-Employee Directors Mazama is generally in favor of eliminating or not granting retirement benefits of non-employee directors.

a.	In some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

17.	Mazama generally votes in favor of all directors nominated by the nominating committee.

a.	In circumstances where committees are lacking or where membership consists of board members not considered independent, Mazama will notify the company of our preference for independence on all board committees and to have a full slate of committees.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Compliance Department has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Mazama has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

1.	All employees will forward any proxy materials received on behalf of clients to the Director of Research;

2.	The Director of Research will determine which client accounts hold the security to which the proxy relates;

3.	Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

1.	Mazama will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client’s proxies, and that clients may request a copy of these policies and procedures.

2.	The Compliance Officer will also send a copy of this summary to all existing clients who have previously received Mazama’s Disclosure Document; or the Compliance Officer may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

1.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Officer.

2.	In response to any request the Compliance will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

1.	In the absence of specific voting guidelines from the client, Mazama will vote proxies in the best interests of each particular client. Mazama’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mazama’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

2.	Mazama will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors non-audit services.

3.	Mazama will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

4.	In reviewing proposals, Mazama will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

1.	Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.

2.	If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

3.	Mazama will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

These policies and procedures and any amendments;

1.	Each proxy statement that Mazama receives;

2.	A record of each vote that Mazama casts;

3.	Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

4.	A copy of each written request from a client for information on how Mazama voted such client’s proxies, and a copy of any written response.

Summary of Navellier & Associates, Inc.’s

Proxy Voting Policies and Procedures

The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:

•	Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients;

•	Disclose to clients the adviser’s proxy voting policy and provide a copy to clients upon request; and

•	Disclose how clients may obtain voting information from the adviser for the client’s securities.

The rules also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.

Navellier has contracted Institutional Shareholder Services (ISS), a third-party company, to perform the proxy voting function for it’s accounts. ISS provides Navellier with detailed documentation of all voting activities on a quarterly basis.

In addition to Institutional Shareholder Services’ Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Institutional Shareholder Services (ISS) to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.

Navellier & Associates, Inc.’s complete Proxy Voting Policies and Procedures will be available for viewing on our web site at www.navellier.com by August 6, 2003.

NORTHERN TRUST

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Sub-Adviser. Northern Trust has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management’s ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC

RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advisers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at the Advisers. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

CITIGROUP ASSET MANAGEMENT (CAM)

NORTH AMERICA REGION

PROXY VOTING POLICIES AND PROCEDURES

0 AMENDED AND RESTATED AS OF JULY 2004

I.	TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.	GENERAL GUIDELINES
III.	HOW CAM VOTES
IV.	CONFLICTS OF INTEREST
V.	VOTING POLICY

(1)	Election of directors
(2)	Proxy contests
(3)	Auditors
(4)	Proxy contest defenses
(5)	Tender offer defenses
(6)	Miscellaneous governance provisions
(7)	Capital structure
(8)	Executive and director compensation
(9)	State of incorporation
(10)	Mergers and corporate restructuring
(11)	Social and environmental issues
(12)	Miscellaneous

VI.	DISCLOSURE OF PROXY VOTING

VII.	RECORDKEEPING AND OVERSIGHT

CITIGROUP ASSET MANAGEMENT1 (CAM)

NORTH AMERICA REGION

Proxy Voting Policies and Procedures

I.    TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.    GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III.    HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

IV.    CONFLICTS OF INTEREST

In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

(1)    Procedures for Identifying Conflicts of Interest

CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be

[1]	Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM’s annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2)    Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM’s Office of the CIO, CAM’s General Counsel and CAM’s Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

B. All conflicts of interest identified pursuant to the procedures outlined in Section IV. (1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting

Committee for a conflict of interest review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

(3)    Third Party Proxy Voting Firm—Conflicts of Interests

With respect to a third party proxy voting firm described herein, CAM will periodically review such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)    Election of Directors

A. Voting on Director Nominees in Uncontested Elections.

1. We vote for director nominees.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

B. Chairman and CEO is the Same Person.

1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

Majority of Independent Directors

1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Stock Ownership Requirements

1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office

1. We vote against shareholder proposals to limit the tenure of independent directors.

Director and Officer Indemnification and Liability Protection

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

Director Qualifications

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.

(2)    Proxy Contests

A. Voting for Director Nominees in Contested Elections

1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B. Reimburse Proxy Solicitation Expenses

1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)    Auditors

A. Ratifying Auditors

1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

B. Financial Statements and Director and Auditor Reports

1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

C. Remuneration of Auditors

1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

D. Indemnification of Auditors

1. We vote against proposals to indemnify auditors.

(4)    Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

1. We vote against proposals to classify the board.

2. We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

1. We vote against proposals that provide that directors may be removed only for cause.

2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

1. We vote against proposals to eliminate cumulative voting.

2. We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

1. We vote for proposals that seek to fix the size of the board.

2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

G. Advance Notice Proposals

1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

H. Amendment of By-Laws

1. We vote against proposals giving the board exclusive authority to amend the by-laws.

2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

(5)    Tender Offer Defenses

A. Poison Pills

1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

B. Fair Price Provisions

1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G. White Squire Placements

1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)    Miscellaneous Governance Provisions

A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

B. Equal Access

1. We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

1. We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

E. Other Business

We vote for proposals that seek to bring forth other business matters.

F. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

G. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)    Capital Structure

A. Common Stock Authorization

1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a) Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B. Stock Distributions: Splits and Dividends

1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Stock

1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E. Adjust Par Value of Common Stock

1. We vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a) Size of the Company.

b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c) Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G. Debt Restructuring

1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

H. Share Repurchase Programs

1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-Class Stock

1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

J. Issue Stock for Use with Rights Plan

1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)    Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-Related Compensation Proposals

1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2. Amendments to Added Performance-Based Goals

a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4. Approval of Cash or Cash-and-Stock Bonus Plans

a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

B. Expensing of Options

We vote for proposals to expense stock options on financial statements.

C. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

D. Shareholder Proposals to Limit Executive and Director Pay

1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the     % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

E. Golden Parachutes

1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

F. Employee Stock Ownership Plans (ESOPs)

1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

G. 401(k) Employee Benefit Plans

1. We vote for proposals to implement a 401(k) savings plan for employees.

H. Stock Compensation Plans

1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

I. Directors Retirement Plans

1. We vote against retirement plans for nonemployee directors.

2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

J. Management Proposals to Reprice Options

1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

K. Shareholder Proposals Recording Executive and Director Pay

1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2. We vote against shareholder proposals requiring director fees be paid in stock only.

3. We vote for shareholder proposals to put option repricing to a shareholder vote.

4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)    State/Country of Incorporation

A. Voting on State Takeover Statutes

1. We vote for proposals to opt out of state freezeout provisions.

2. We vote for proposals to opt out of state disgorgement provisions.

B. Voting on Re-incorporation Proposals

1. We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

C. Control Share Acquisition Provisions

1. We vote against proposals to amend the charter to include control share acquisition provisions.

2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. We vote for proposals to restore voting rights to the control shares.

4. We vote for proposals to opt out of control share cashout statutes.

(10)    Mergers and Corporate Restructuring

A. Mergers and Acquisitions

1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

B. Corporate Restructuring

1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C. Spin-offs

1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

1. We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

1. We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

H. Conversion of Securities

1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

I. Stakeholder Provisions

1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11)    Social and Environmental Issues

A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2. the percentage of sales, assets and earnings affected;

3. the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4. whether the issues presented should be dealt with through government or company-specific action;

5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6. whether the company’s analysis and voting recommendation to shareholders is persuasive;

7. what other companies have done in response to the issue;

8. whether the proposal itself is well framed and reasonable;

9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

10. whether the subject of the proposal is best left to the discretion of the board.

B. Among the social and environmental issues to which we apply this analysis are the following:

1. Energy and Environment

2. Equal Employment Opportunity and Discrimination

3. Product Integrity and Marketing

4. Human Resources Issues

(12)    Miscellaneous

A. Charitable Contributions

1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

B. Operational Items

1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6. We vote against proposals to approve other business when it appears as voting item.

C. Route Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

D. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

E. Stock (Scrip) Dividend Alternatives

1. We vote for most stock (scrip) dividend proposals.

2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13)    CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.    DISCLOSURE OF PROXY VOTING

CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

If a CAM employee receives a request to disclose CAM’s proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

VII.    RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

Appendix A

Memorandum

To:	All CAM North America Region Employees
From:	CAM Legal and Compliance
Date:	July , 2003
Re:	New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM’s stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM’s interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships1 which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM’s proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

[1,2]	As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM’s business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of “special circumstances” would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM’s vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM’s proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

[1,2]	As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.
[3]	Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

Appendix B

Proxy Voting Committee Members

Investment Management Representatives

Wayne Lin

Amanda Suss

Legal Representatives

George Shively

Leonard Larrabee

Thomas Mandia

Compliance Representatives

Andrew Beagley

Jeffrey Scott

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(As Amended on May 24, 2004)

Sands Capital Management, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 (“ERISA”), and other applicable laws and regulations.

1.    GENERAL STATEMENT OF POLICY

The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser’s authority to vote proxies is established by the investment management agreement with the client.

The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

2.    PROXY COMMITTEE; PROXY VOTING GUIDELINES

The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

3.    PROXY VOTING PROCEDURE

The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

4.    CONFLICTS OF INTEREST

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

Whenever an analyst determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A.    Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser’s employees, and other information actually known by a member of the Proxy Committee.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

1. Significant Business Relationships—The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

2. Significant Personal or Family Relationships—The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

3. Contact with Proxy Committee Members—If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.    Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C.    Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

5.    DISCLOSURE

In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

6.    RECORD RETENTION

The Adviser maintains the books and records required by Rule 204-2©(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

Schedule A—Members of the Proxy Committee

Exhibit 1—Sands Capital Management, Inc. Proxy Voting Guidelines

*	The existence of a material conflict of interest will not affect an analyst’s determination that it is in the best interests of clients not to vote a proxy.

SCHEDULE A

Members of the Proxy Committee

Robert C. Hancock, Chief Compliance Officer—Member

David E. Levanson, Research Analyst, Portfolio Manager—Member

Sharon Kedar, Research Analyst, Portfolio Manager—Member

Dana M. McNamara, Director of Client Services—Committee Chairperson and Secretary

EXHIBIT 1

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.    The Board of Directors

A.    Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.    Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.    Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.    Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.    Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.    Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.    Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.    Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full scale takeover. Typically, such a provision requires would be acquirers that have established threshold positions in target companies at given per share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock…” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on a case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.    Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    Board Classification

High on the agenda of defense minded corporate executives are staggered terms for directors, whereby only some (typically one third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.    Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.    Capital Structure

A.    Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.    Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.    Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.    State of Incorporation

A.    Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.    Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.    Changing Corporate Name

We generally vote for changing the corporate name.

IX.    Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

T. ROWE PRICE PROXY VOTING—PROCESS AND POLICIES

T. Rowe Price Associates, Inc. recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

WADDELL & REED INVESTMENT

MANAGEMENT COMPANY

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC’s) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC’s. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I.  Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II.  “Material Conflicts”:    WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

•	Financial Materiality—A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality—WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

III.  Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (“ISS”) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

Wellington Management Company, llp

Proxy Policies and Procedures

Dated: March 1, 2005

Introduction Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.	Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Global Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations

Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote.    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy.    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation.    To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research.    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting.    Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance

Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations  In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending.    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration.    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs.    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A

Wellington Management Company, llp

Proxy Voting Guidelines

Dated: March 1, 2005

Introduction Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: For

•	Repeal Classified Board (SP): For

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Minimum Stock Ownership by Directors (SP): Case-by-Case

•	Adopt Director & Officer Indemnification: For

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence (SP): For

•	Require Board Committees to be Independent (SP): For

•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case

•	Boards not Amending Policies that are Supported by a Majority of Shareholders: Withhold vote*
*	on all Directors seeking election the following year

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: For

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Majority Vote on Election of Directors (SP): Case-by-Case

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Against

•	Eliminate Golden Parachutes (SP): For

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): For

•	Recommend Senior Executives Own and Hold Company Stock, not Including Options (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): For

•	Ratify Selection of Auditors and Set Their Fees: For

•	Elect Statutory Auditors: For

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

•	Redeem or Vote on Poison Pill (SP): For

•	Authorize Blank Check Preferred Stock: Against

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

•	Adopt Anti-Greenmail Provision: For

•	Restore Preemptive Rights: Case-by-Case

•	Adopt Confidential Voting (SP): For

•	Approve Unequal Voting Rights: Against

•	Remove Right to Act by Written Consent: Against

•	Approve Binding Shareholder Proposals: Case-by-Case

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Consider Non-Financial Effects of Mergers: Against

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: For

•	Approve Recapitalization/Restructuring: For

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: For

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): For

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Abstain

•	Approve Reincorporation: Case-by-Case

•	Approve Third Party Transactions: Case-by-Case

Western Asset

Procedure:	Proxy Voting
Departments Impacted:	Investment Management, Compliance, Investment Support, Client Services

References:	WA Compliance Manual–Section R—Proxy Voting

WAML Compliance Manual–Section 4.11—Proxy Voting

Investment Advisers Act Rule 206(4)-6 and Rule 204-2

ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2

Effective:	August 1, 2003

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Western Asset Management Company

117 East Colorado Blvd.

Pasadena, CA 91105

Tel: (626) 844-9400

Fax: (626) 844-9450

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.    Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.    Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.    Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.    Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.    Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.    Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.    Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.    Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.    Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.    Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

[Western Asset Management Company Limited Proxy Voting Policies To Be Inserted]

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Alliance Capital Management L.P.

Diversified Value Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Registered Investment Companies:

Total Number of Non-Mass Mutual Accounts:	19
Total Assets in Non-Mass Mutual Accounts:	$17,821,000,000
Number of Performance-Based Accounts:	1
Total Assets in Performance-Based Accounts:	$5,813,000,000

Other Pooled Investment Vehicles:

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:

Total Number of Non-Mass Mutual Accounts:	197
Total Assets in Non-Mass Mutual Accounts:	$9,391,000,000
Number of Performance-Based Accounts:	4
Total Assets in Performance-Based Accounts:	$809,000,000

Ownership of Securities:    The portfolio managers do not own any shares of the Diversified Value Fund.

Large Cap Growth Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the Adviser’s US Large Cap Growth Team, which is responsible for management of all of the Adviser’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Ms. Stephanie Simon and Mr. Jason Ley are responsible for day-to-day management of the Fund’s portfolio.

Stephanie Simon

Registered Investment Companies:

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:

Total Number of Non-Mass Mutual Accounts:	14
Total Assets in Non-Mass Mutual Accounts:	$541,800,000
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Jason Ley

Registered Investment Companies:

Total Number of Non-Mass Mutual Accounts:	1
Total Assets in Non-Mass Mutual Accounts:	$39,200,000
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:

Total Number of Non-Mass Mutual Accounts:	2
Total Assets in Non-Mass Mutual Accounts:	$20,700,000
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:

Total Number of Non-Mass Mutual Accounts:	18
Total Assets in Non-Mass Mutual Accounts:	$386,600,000
Number of Performance-Based Accounts:	1
Total Assets in Performance-Based Accounts:	$11,800,000

Ownership of Securities:    The portfolio managers do not own any shares of the Large Cap Growth Fund.

Compensation:

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria.

Conflicts of Interest:

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics

Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Clover Capital Management, Inc.

The portfolio managers of the Small Company Value Fund are Michael E. Jones and Lawrence R. Creatura.

Compensation:

As Chief Executive Officer, Mr. Jones is compensated with a base salary and he earns dividends through his ownership of Clover Capital Management, Inc. stock. Mr. Jones also receives a de minimus amount as an annual commission for his clients placed in a limited partnership managed by Clover Capital.

As Portfolio Manager, Mr. Creatura is compensated with a base salary as well as a bonus plan. The bonus will vary based on performance of the Clover Small Cap Value product as measured in a weighted average percentile rank versus the peer universe. The bonus amount is calculated at the end of each calendar quarter. Mr. Creatura is also a significant shareholder of Clover Capital Management, Inc. in which he earns dividends through his ownership of the Firm. Additionally, Mr. Creatura receives a Portfolio Manager Bonus on a limited partnership based upon a combination of net revenues and Fund performance.

Ownership of Securities:    There are no equity securities in the Fund beneficially owned by Mr. Jones or Mr. Creatura.

Other accounts managed as of December 31, 2004:

Michael E. Jones

Registered investment companies	2
Total Assets	$659 Million

Other pooled investment vehicles	5
Total Assets	$36.6 Million

Other Accounts

Please note there are other privately managed accounts for which Mr. Jones is only responsible for creating the investment model, but we employ a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

The advisory fees on all of the accounts referenced above are based on assets under management. There is one account included above that has an additional performance based fee.

Conflicts of Interest:    With respect to potential conflicts between various types of portfolios managed by Clover Capital, the Firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, the Firm utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Other accounts managed as of December 31, 2004:

Lawrence R. Creatura

Registered investment companies	1
Total Assets	$592 Million

Other pooled investment vehicles	3
Total Assets	$23.5 Million

Other Accounts

Please note there are other privately managed accounts for which Lawrence is only responsible for creating the investment model, but we employ a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

The advisory fees on all of the accounts referenced above are based on assets under management. There is one account included above that has an additional performance based fee.

Conflicts of Interest:    With respect to potential conflicts between various types of portfolios managed by Clover Capital, the Firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, the Firm utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Cooke & Bieler, L.P.

The portfolio managers of the Focused Value Fund are: Michael M. Meyer, James R. Norris, Kermit S. Eck, Edward W. O’Connor, R. James O’Neil and Mehul Trivedi.

	# of Registered Investment Companies Managed	# of Other Pooled Investment Vehicles Managed	# of Other Accounts Managed	Total # of Accounts Managed
The Portfolio Managers listed above manage the following types of accounts:	5	0	203	208
Total assets of above accounts ($)	$1.1 billion	0	$3.8 billion	$4.9 billion

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Advisory fee is based on performance for:
Number of above accounts	0	0	1
Total assets of above accounts ($)	NA	NA	$129.3M

There are no material conflicts that may arise in connection with Cooke & Bieler’s management of the Fund’s investments and the other accounts.

Type of compensation How compensation is determined	Salary	Bonus	Deferred Compensation	Pension and Retirement Plan	Other (explain)	Cash	Non-Cash
Fixed	X	☐	X	☐	X	☐	☐
Pre-Tax Performance	☐	X	☐	☐	☐	☐	☐
After-Tax Performance	☐	☐	☐	☐	☐	☐	☐

Compensation is based on the following:

base salary

annual bonus based upon performance from the bonus pool

partners of Cooke & Bieler receive a return proportionate to their investment based upon the firm’s overall success.

Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary, depending primarily on the 4 year rolling investment results attributed to each individual.

Securities Ownership of Portfolio Managers:

	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Fund Name
Focused Value Fund	X	☐	☐	☐	☐	☐	☐	☐

Davis Selected Advisers, L.P.

The Portfolio Managers of the Large Cap Value Fund are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:    As of December 31, 2004 Christopher Davis served as portfolio manager for (i) 23 registered investment companies with approximately $42 billion in total net assets, (ii) 6 other pooled investment vehicles with approximately $717 million in total net assets, and approximately 30 thousand other accounts (primarily managed money/wrap accounts) with approximately $8.6 billion in total net assets.

As of December 31, 2004 Kenneth Feinberg served as portfolio manager for (i) 21 registered investment companies with approximately $42 billion in total net assets, (ii) 6 other pooled investment vehicles with approximately $717 million in total net assets, and approximately 30 thousand other accounts (primarily managed money/wrap accounts) with approximately $8.6 billion in total net assets.

Potential Conflicts of Interest:    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

➢	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

➢	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

➢	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

Structure of Compensation:    Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the

S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Fund Shares:    Neither Christopher Davis nor Kenneth Feinberg own any shares of the Large Cap Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds which are managed in a similar style.

Eagle Asset Management, Inc.

The portfolio manager of the Small Company Growth Fund is Bert Boksen.

Other Accounts Managed and Potential Conflicts of Interest:

Bert Boksen

	Number of Accounts*	Total Assets*
➢ registered investment companies:	6	697,652,474

➢ other pooled investment vehicles:	1	31,930,436

➢ other accounts:	1050	880,754,330

*12/31/04

Potential Conflicts

Eagle currently holds a 50% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 50% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership.

On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Securities Ownership of Portfolio Manager:

Portfolio Manager	none	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Bert Boksen	✓

Information about the Portfolio Manager’s compensation:

We have created a compensation plan that provides our investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Our investment professionals are compensated as follows:

☐	All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;

☐	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

☐	Additional deferred compensation plans are provided to key investment professionals;

☐	Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;

☐	All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment;

☐	All employees receive benefits from our parent company including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

Mutual Funds and Pooled Vehicles

Name	Account #		Manager	Assets 12/31/2004	Manager Fund Share Ownership
JNL Series Trust Small Cap	39265000	VA	Boksen	$169,860,299.00	No
Ohio National Fund Capital Growth Portfolio	61949650	VA	Boksen	$30,070,117.00	No
Ameritas Small Cap Portfolio	01819700	VA	Boksen	$35,000,000.00	No
Eagle Aggressive Growth LP I	22830005	LP	Boksen	$31,930,436.00	No
AXA Enterprise Growth Fund	24312800	Mutual Fund	Boksen	$115,574,077.00	No
Heritage Series Trust Diversified Growth	35453760	Mutual Fund	Boksen	$190,622,962.00	No
Heritage Series Trust Small Cap Fund	35453750	Mutual Fund	Boksen	$156,525,019.00	YES

EARNEST Partners, LLC

The portfolio manager for the Small Company Value Fund is Paul Viera.

The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies;

Prudential Funds (6)—$245 million

Harbor Small Cap Value Fund—$615 million

Chaconia Income & Growth Fund—$22 million

JP Morgan Multi-Manager Small Cap Value Fund—$132 million

Diversified Investors Portfolios—Special Equity Portfolio—$234 million

(B) Other pooled investment vehicles;

2 accounts—$6.4 million

(C) Other accounts.

168 accounts totaling $10.4 billion.

For each of the three categories of accounts, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; and

(A) Registered investment companies: None

(B) Other pooled investment vehicles: 1 account—$2.2 million

(C) Other accounts: 7 accounts—$488.2 million

Compensation:

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Conflicts of Interest:

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Ownership of Securities:    The portfolio manager does not own any shares of the Fund.

Fidelity Management & Research Company

Compensation:

Brian Hogan is the portfolio manager of the Value Equity Fund and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager’s bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Value Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Large Cap Value Funds Classification. The portfolio manager’s bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund’s code of ethics will adequately address such conflicts.

The following table provides information relating to other accounts managed by Mr. Hogan as of December 31, 2004:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	817	952	0
Assets Managed with Performance-Based Advisory Fees (in millions)	106	0	0

*	Includes Value Equity Fund ($88 million in assets).

Ownership of Securities:    The dollar range of shares of the Value Equity Fund beneficially owned by Mr. Hogan as of December 31, 2004, was $0.

Compensation:

John McDowell is the portfolio manager of the Blue Chip Growth Fund and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A portion of the portfolio manager’s bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager’s bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund’s code of ethics will adequately address such conflicts.

The following table provides information relating to other accounts managed by Mr. McDowell of December 31, 2004:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	10
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	24,005	0	3,610
Assets Managed with Performance-Based Advisory Fees (in millions)	23,578	0	0

*	Includes Blue Chip Growth Fund ($427 million in assets).

Ownership of Securities:    The dollar range of shares of the Blue Chip Growth Fund beneficially owned by Mr. McDowell as of December 31, 2004, was $0.

Grantham, Mayo, Van Otterloo & Co. LLC

The senior member of the portfolio management team of the Growth Equity Fund is Robert Soucy.

Portfolio management team Select Growth Equity Fund	Other registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)
	Number of accounts	Total assets
Robert Soucy	26	$13,735,409,846.59

	Other registered investment companies managed for which GMO receives a performance-based fee (including other non-GMO mutual fund subadvisory relationships)
	Number of accounts*	Total assets*
Robert Soucy	3	$3,761,569,254.17

*	Subset of accounts and assets noted above

Portfolio management team Select Growth Equity Fund	Other pooled investment vehicles managed (world-wide)
	Number of accounts	Total assets
Robert Soucy	2	$184,041,144.10

	Other pooled investment vehicles managed (world-wide) for which GMO receives a performance- based fee
	Number of accounts*	Total assets*
Robert Soucy	0	0

*	Subset of accounts and assets noted above

Portfolio management team Select Growth Equity Fund	Separate accounts managed (world-wide)
	Number of accounts	Total assets
Robert Soucy	16	$2,643,152,323.87

	Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts*	Total assets*
Robert Soucy	4	$1,148,691,248.80

*	Subset of accounts and assets noted above

Description of material conflicts:    Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the presence of conflicts between the fund and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO’s Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.

Description of the structure of, and the method used to determine, the compensation of each member of the fund’s portfolio management team:    The senior member of the fund’s portfolio management team is a member (partner) of GMO. The compensation for the senior member consists of a base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The base salary is decided by GMO’s Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is agreed upon by GMO’s Compensation Committee taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Dollar range of fund securities owned by each member of the fund’s portfolio management team:    As of the Fund’s most recently completed fiscal year, the senior member of the team has no beneficial interest in the Fund’s shares.

Harris Associates L.P.

Robert M. Levy and Floyd J. Bellman are portfolio managers of the Focused Value Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Overseas Fund (collectively, the “Funds”).

Other Accounts Managed:

RIC = Registered Investment Company

OPIV = Other Pooled Investment Vehicles

OA = Other Accounts

Total number of accounts and total assets are as of 12/31/04 and include the MassMutual Funds. None are accounts with respect to which the advisory fee is based on the performance of the account.

	No. of Accounts		Total Assets
Robert M. Levy
RICs	5		$1,203,535,751
OPIVs	0		$0
OAs	589	*	$2,499,427,268

Floyd J. Bellman
RICs	3		$2,747,906,512
OPIVs	2		$359,670,995
OAs	193		$556,123,791

David G. Herro
RICs	8		$7,602,729,999
OPIVs	3		$3,758,230,716
OAs	11		$3,247,012,519

Chad M. Clark
RICs	2		$273,333,948
OPIVs	0		$0
OAs	3		$1,903,238,194

*	This number includes approximately 400 accounts that are managed pursuant to a “model portfolio” and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Compensation:

Each of the portfolio managers is a partner of Harris Associates L.P. (the “Firm”), a subadviser to the Funds. The portfolio managers are compensated solely by the Firm.

The Firm’s compensation of investment professionals, including the managers of the Funds, is based upon an assessment of each individual’s long-term contribution to the investment success of the Firm. Compensation for each of the managers of the Funds is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and all partners of the Firm receive the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

(3)	Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual’s participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Funds’ portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager’s assets under management. The managers’ compensation is not based solely on an evaluation of the performance of the Funds or the assets in the Funds. Rather, the Firm considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

In addition to their role as portfolio managers, Mr. Herro and Mr. Clark are research analysts, and their compensation is also based on their contributions made to the Firm in that role. The specific qualitative and quantitative factors considered in evaluating an analyst’s contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.

In addition to the above factors, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management of the Firm, are taken into account in the compensation process.

Description of Material Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Registrant’s accounts and other accounts managed by the Portfolio Managers, including affiliated client accounts, accounts in which the Portfolio Managers may have personal investments, or accounts for which Harris Associates L.P. (the “Firm”) may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities

The Firm makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Firm’s policy to allocate investment opportunities to each client, including the Registrant, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, the Firm will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations

When the Firm believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Firm may aggregate its clients’ orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, the Firm’s traders will allocate securities among the accounts participating in the order, and “product accounts” (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

The Firm has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Registrant, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

Ownership of Securities:    None of the portfolio managers own any shares of the Funds.

Massachusetts Financial Services Company

The portfolio managers for the Overseas Fund (the “Fund”) are David Mannheim and Marcus Smith.

Other Accounts Managed*:

David Mannheim
‘40 Act #Funds	TNA	Other Pooled #Funds	TNA	Non-Pooled #Funds	TNA
15	$6,980,735,736.83	3	$867,606,740.09	68	$10,438,449,131.40

Performance Based:				8	$1,017,434,176.41

Marcus Smith
‘40 Act #Funds	TNA	Other Pooled #Funds	TNA	Non-Pooled #Funds	TNA

9	$5,692,122,844.20	0	$0	22	$2,260,481,837.63

Performance Based:				2	$20,612,714.86

*	As of 5/31/05

TNA = Total Net Assets

Compensation:

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus—Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

—	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

—	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Fund Shares:

None

Potential Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts. In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for accounts with similar investment objectives of MFS or subsidiary of MFS. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Mazama Capital Management, Inc.

The portfolio managers of the Small Company Growth Fund are Ronald A. Sauer and Stephen C. Brink.

Other accounts managed:

Registered investment companies

Number of accounts:	10
Total assets:	1.22 Billion

Other pooled investment vehicles

Number of accounts:	2
Total assets:	115 Million

Other accounts

Number of accounts:	67
Total assets:	4.3 Billion

For the accounts listed above, one account with total assets of $114 million has an advisory fee which is based on the performance of the account.

Conflicts of Interest:

There are no material conflicts of interest between the Portfolio Manager’s management of the Fund’s investments and the investments of the other accounts.

Compensation:

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

Each Portfolio Manager and Research Analyst (“Investment Team”) receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2000 Growth Index.

Equity incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

Ownership of Securities:    Neither Ronald Sauer nor Stephen Brink own any shares of the Small Company Growth Fund.

Navellier & Associates, Inc.

Michael Borgen is the lead portfolio manager for the Mid Cap Growth Equity Fund and is primarily responsible for the day-to-day management of the Fund.

Louis G. Navellier sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Funds’ portfolio management activities. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Other Accounts Managed:

(1) Michael Borgen

(2) The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies;

(B) Other pooled investment vehicles

Micro-to-Small Cap Growth Strategy—1 account (mutual fund); $28.48 million

(C) Other accounts

Micro-to-Small Cap Growth Strategy—1 account; $0.10 million

Small Cap Growth Strategy—67 accounts; $12.76 million

(1) Louis Navellier

(2) The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies;

(B) Other pooled investment vehicles

(C) Other accounts

Small to Mid Cap Growth Strategy—2,071 accounts; $800.98 million. Accounts include wrap accounts.

None of the accounts managed by Michael Borgen or Louis Navellier have an advisory fee based on performance.

Conflicts of Interest:

Although liquidity constraints are unlikely to impede Navelliers’ ability to manage the Fund and other Mid Cap Growth investment products managed by Navellier, in the event that an investment has limited liquidity, Navellier will follow its policies for aggregation and allocation of transactions.

Aggregation and Allocation of Transactions Policy

Although each client account is individually managed, Navellier often purchases and/or sells the same securities for many accounts. When possible, Navellier aggregates the same transactions in the same securities for many clients who have the same brokerage firm or custodian. Similarly, when possible, Navellier aggregates the same transactions in the same securities for many clients for whom Navellier has discretion to direct brokerage. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions.

If more than one price is paid for securities in an aggregated transaction, each client in the aggregated transaction will typically receive the average price paid for the securities in the same aggregate transaction on that day. If Navellier is unable to fill an aggregated transaction completely, but receives a partial fill of the aggregated transaction, Navellier will normally allocate the partially filled transaction to clients based on an equitable rotational system.

Navellier may place orders for transactions in certain securities initially only for those accounts which are custodied at the Banks or at brokerage firms that permit Navellier to place trades for accounts custodied at that firm with other brokerage firms. Accounts custodied at brokerage firms which do not permit Navellier to place transactions with other brokerage firms may not be able to participate in the initial transaction, and may not be able to participate in the same gains or losses as other clients whose accounts are not so restricted.

After Navellier has determined which client accounts are able to participate in an aggregated transaction, typically the trading sequence follows a rotational system (by custodian) so that clients of each brokerage firm, bank custodian, or trust company will have their opportunity to participate in a transaction first. The actual client trade allocation sequence within each custodial group in the rotation is usually made on a pro rata basis. This rotational trading mechanism and allocation process of client transactions aims to provide, over the long-run, for fair treatment for each client account.

Compensation:

Navellier retains its Portfolio Managers and Analysts with an attractive compensation package. Medical insurance is provided at a greatly reduced cost to employees and their families. A generous profit sharing plan is provided to all employees after one year of full-time employment. A generous incentive program is also incorporated into the compensation strategy. Navellier has also established an options program to retain senior management and investment research personnel.

Compensation and incentive program

Portfolio Managers and Analysts receive a base salary and incentive compensation based upon asset growth of the portfolio(s).

Ownership of Securities:    The portfolio managers do not own any shares of the Fund.

Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund.

Other Accounts Managed by James B. Francis:

In the table below disclose other accounts for which you were jointly and primarily responsible for the day-to-day portfolio management, as of February 28, 2005.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies:	17	$11,699,201	0	$0
Other Pooled Investment Vehicles:	35	$80,874,615	0	$0
Other Accounts:	82	$48,254,937	0	$0

Conflicts of Interest:    Northern Trust’s portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. Northern Trust has developed policies and procedures that are intended to mitigate those conflicts.

Compensation:

Base Salary and Performance Bonus.    Northern Trust’s compensation packages for its portfolio managers are comprised of a base salary and performance bonus.

In addition to the base salary and performance bonus compensation, Northern Trust has a number of additional benefits/deferred compensation programs for all portfolio managers.

Disclosure of Securities Ownership:

A.	For the most recently completed fiscal year ended December 31, 2004, please provide in the table below beneficial ownership of shares of the Portfolio by you. Please note that the Portfolio’s Statement of Additional Information will only provide a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 to $500,000, $500,001 to $1,000,000, or over $1,000,000).

Beneficial ownership of shares exists where a person either: (a) has a direct or indirect pecuniary interest (i.e., the opportunity to profit from a transaction) in such securities (including securities held in a partnership of which the person is a general partner, securities held in a revocable trust and securities that may be acquired upon exercise of an option or other right, or through conversion); or (b) directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (i.e. the power to vote or direct the vote) or investment power (i.e. the power to buy or sell or direct the purchase or sale) with respect to such securities.

Shares Beneficially Owned	Dollar ($) Value of Shares Beneficially Owned by You Because You Had a Direct or Indirect Pecuniary Interest	Dollar ($) Value of Shares in
Which You Did Not Have a
Direct or Indirect Pecuniary
Interest but Were Beneficially
Owned by You Because You
Had Sole or Shared Voting or
Investment Power or Had the
Right to Acquire Sole or Shared
Voting or Investment Power

James B. Francis	0	$0	$0

RS Investment Management, L.P.

James Callinan is the portfolio manager for the Emerging Growth Fund.

Registered Investment Companies:

Total Number of Non-Mass Mutual Accounts:	1 (RS Emerging Growth Fund)
Total Assets in Non-Mass Mutual Accounts:	$1,399,777,842
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:

Total Number of Non-Mass Mutual Accounts:	12
Total Assets in Non-Mass Mutual Accounts:	$281,490,954
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Compensation:    RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm’s portfolio managers is part of either the Growth Group or the Value Group. James L. Callinan is a member of the Growth Group (the “Group”).

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht and Terry R. Otton, Co-Chief Executive Officers of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2004. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual’s salary or bonus, although the amount of the Group’s assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group’s aggregate salaries and bonuses.

In addition, the Group’s portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group’s leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group’s investment process.

Some of the Group’s portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

Conflicts of Interest:    Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Ownership of Securities:    The portfolio manager does not own any shares of the Fund.

Salomon Brothers Asset Management Inc

The portfolio managers for the Strategic Balanced Fund are John G. Goode and Peter Hable.

Other Accounts Managed:

	Number Of Accounts	Total Assets
Goode and Hable Registered investment companies:	14	$10.14 billion
Other pooled investment vehicles:	3	$520 million
Other accounts:	90,863	$13.19 billion

There	are no accounts with advisory fees based on performance.

Portfolio Manager Compensation

Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership:

The portfolio managers do not own any shares of the Fund.

Sands Capital Management, Inc.

I. Identification of Portfolio Managers or Management Team Members—Members who are jointly and primarily responsible for the day-to-day management of the Aggressive Growth Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
Frank M. Sands, Sr., CFA	CEO, Chief Investment Officer	13 years

David E. Levanson, CFA	Senior Portfolio Manager & Director of U.S. Mutual Funds	3 years	Before re-joining Sands Capital in 2002, Mr. Levanson was a research analyst for MFS Investment Management.

Frank M. Sands, Jr., CFA	President, Senior Portfolio Manager, Director of Research	5 years

II. Description of Role of Portfolio Managers or Management Team Members:    Describe below the role of each Portfolio Manager or Management Team Member identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

Frank M. Sands, Sr., CFA

Chief Investment Officer and Member of Investment Team. Final decision maker in portfolio decisions for the target portfolio for the firm.

David E. Levanson, CFA

Senior Research Analyst, Portfolio Manager, Director of U.S. Mutual Funds, and member of Investment Team that makes portfolio decisions with regards to firm’s target portfolio. Responsible for day-to-day management of U.S. Mutual Funds to the firm’s target portfolio and investment of daily cash flows.

Frank M. Sands, Jr., CFA

President, Director of Research, Senior Portfolio Manager, and member of Investment Team that makes portfolio decisions with regards to firm’s target portfolio. Is back-up portfolio manager to David Levanson on the day-to-day management of U.S. Mutual Funds to the firm’s target portfolio.

III. Other Accounts Managed by Portfolio Manager or Management Team Member:    Disclose other accounts for which a Portfolio Manager or Management Team Member was jointly and primarily responsible for the day-to-day portfolio management.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance*	Total Assets that Advisory Fee Based on Performance*
1. Frank M. Sands, Sr., CFA	Registered Investment Companies:	4	$1,061.9 mil	1	$131.8 mil
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1,133	$10,362.9 mil	6	$893.4 mil

2. David E. Levanson, CFA	Registered Investment Companies:	4	$1,061.9 mil	1	$131.8 mil
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1,133	$10,362.9 mil	6	$893.4 mil

3. Frank M. Sands, Jr., CFA	Registered Investment Companies:	4	$1,061.9 mil	1	$131.8 mil
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1,133	$10,362.9 mil	6	$893.4 mil

*	Please note: advisory fee is not solely based on performance. Fees are made up of a base fee that can be adjusted based on the accounts’ out performance of a relevant index.

IV. Conflicts of Interest:    There are no material conflicts of interest.

V. Compensation Structure of Portfolio Managers or Management Team Members:

The Portfolio Managers’ compensation structure has six components:

(1)	a salary competitive in the industry, (2) an annual qualitative bonus based on subjective review of the employees overall contribution (3) a standard profit sharing plan and 401(k) plan (4) a long term incentive bonus (5) a “synthetic” equity plan, and (6) an investment results bonus.

Employees benefit from synthetic equity in the firm in two different ways: through a Synthetic Equity Dividend and Synthetic Equity Payout. The Synthetic Equity Dividend is a bonus based on the growth rate of the firm’s gross revenues, and is paid out at year-end to each eligible employee. The long-term incentive Synthetic Equity Payout is based on the most recent Synthetic Equity Dividend, and is paid to the employee upon retirement or resignation from the firm. The vesting amount for the payout can be one to three times the bonus amount depending on the tenure of employment, and whether the employee leaves or retires.

The long-term incentive bonus is based on a change in the firm’s gross revenues over the previous year, a minimum or the target amount will be added to the Synthetic Equity Dividend and paid annually according to the Synthetic Equity Payout formula.

The investment results bonus – Comprised of both a 1 and 3 year rolling results base, calculated from the pre-tax performance variance of the Sands Capital Tax Exempt Institutional composite and the Russell 1000 Growth index. For each 100 bps of out-performance, the target bonus is increased by 10%. The weighting of the two time frames is 60/40% for the 3 year and 1 year, respectively. This Investment Results Bonus is calculated as of September 30th each year in order to paid out by year-end.

VI. Disclosure of Securities Ownership:    None of the portfolio managers or management team members own any shares of the Fund.

T. Rowe Price Associates, Inc.

The portfolio manager of the Small Company Value Fund is Preston G. Athey.

Preston G. Athey:

	Number of Accounts	Total Assets
➢ registered investment companies:	6	$6,367.7 million

➢ other pooled investment vehicles:	2	$75.1 million

➢ other accounts:	9	$918.7 million

Please note that the Small Company Value Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Preston Athey	MassMutual Select Small Company Value Fund	None

The portfolio managers of the Mid Cap Growth Equity II Fund are Brian Berghuis and Donald Peters.

Brian Berghuis:

	Number of Accounts	Total Assets
➢ registered investment companies:	7	$15,923.5 million

➢ other pooled investment vehicles:	2	$321.6 million

➢ other accounts:	5	$283.7 million

Please note that the Mid Cap Growth Equity II Fund is not included in the information listed above.

Donald Peters:

	Number of Accounts	Total Assets
➢ registered investment companies:	13	$1,532.9 million

➢ other pooled investment vehicles:	0	—

➢ other accounts:	28	$1,881.9 million

Please note that the Mid Cap Growth Equity II Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Brian Berghuis	MassMutual Select Mid Cap Growth Equity II Fund	None
Donald Peters	MassMutual Select Mid Cap Growth Equity II Fund	None

Waddell & Reed Investment Management Company

The portfolio managers for the Small Cap Growth Equity Fund are Mark Seferovich and Kenneth McQuade.

Other Accounts managed by Mark Sefereovich and Kenneth McQuade as of December 31, 2004:

Breakdown of Assets Under Management for 12/31/04

MANAGER NAMES                    Mark Seferovich and Kenneth McQuade

ACCOUNT TYPE	ACCOUNT NAME	ACCOUNT #	Assets	%	Count
managed account			1,220,737,462.04	63.48%	29
Other pooled			185,477,351.46	9.65%	3	*
Registered Investment Company			516,676,770.18	26.87%	4

Grand Total			1,922,891,583.68	100.00%	36

*	The three account listed under ‘other pooled’ are Canadian sub advised mutual funds.

Compensation:

Integral to the retention of portfolio managers is: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive annual performance-based bonus, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork; and d) to the extent a portfolio manager also manages institutional separate accounts, a share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of portfolios managed by the portfolio manager relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers who manage with the same investment style at other firms. The secondary benchmark is an index of securities matched to the portfolio manager’s investment style. Half of each portfolio manager’s bonus is based upon a three-year period and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by Waddell & Reed, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed managed mutual funds, the WDR’s 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

The Advisor is eligible to receive a “performance bonus” based on the management of three Canadian mutual funds for which Mr. Seferovich and Mr. McQuade are portfolio managers. The “performance bonus” is limited to a set percentage of assets under management and received only if the fund performs within a set parameter over a rolling three year period, paid annually. The Advisor has Allocation procedures which are designed to prevent any preferential treatment between accounts.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•	Simultaneous transactions in the same security are likely when a Fund and other funds and/or accounts are managed by the same portfolio manager. In that situation, the transactions are allocated, both as to amount and price, to the Fund and other funds and/or accounts pursuant to WRIMCO’s Allocation Procedures. In some cases, this method of allocation may adversely affect the price paid or received by the Fund and the size of the security position obtainable for the Fund.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Securities Ownership of the Fund:    None

Wellington Management Company, LLP

The portfolio manager for the Fundamental Value Fund is John Ryan.

Other Accounts Managed:

	Number Of Accounts	Total Assets (millions)
John Ryan
Registered investment companies:	13	$7,746.1
Other pooled investment vehicles:	3	$235.3
Other accounts:	44	$3,247.6

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
John Ryan
Registered investment companies:	3	$6,254.8
Other pooled investment vehicles:	0	$0
Other accounts:	0	$0

The portfolio managers for the Small Cap Growth Equity Fund are Kenneth Abrams, Daniel Fitzpatrick and Steven Angeli.

Other Accounts Managed:

	Number Of Accounts	Total Assets (millions)
Kenneth Abrams
Registered investment companies:	4	$1,635.2
Other pooled investment vehicles:	3	$830.1
Other accounts:	22	$1,945.0

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Kenneth Abrams
Registered investment companies:	3	$1,613.5
Other pooled investment vehicles:	0	$0
Other accounts:	1	$295.4

	Number Of Accounts	Total Assets (millions)
Daniel Fitzpatrick
Registered investment companies:	4	$1,635.2
Other pooled investment vehicles:	3	$830.1
Other accounts:	14	$1,932.2

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Daniel Fitzpatrick
Registered investment companies:	3	$1,613.5
Other pooled investment vehicles:	0	$0
Other accounts:	1	$295.4

	Number Of Accounts	Total Assets (millions)
Steven Angeli
Registered investment companies:	7	$1,753.4
Other pooled investment vehicles:	4	$79.9
Other accounts:	24	$631.3

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Steven Angeli
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	0	$0

Securities Ownership of Portfolio Managers:

None of the portfolio managers owns shares of the Funds.

Description of Compensation:

Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and Massachusetts Mutual Life Insurance Company with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended December 31, 2004.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the investment professionals primarily responsible for the day-to-day management of each Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional’s experience and performance in their role as a Investment Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment

Professional’s business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan. Messrs. Abrams, Angeli and Ryan are partners of the firm.

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Small Cap Growth Equity Fund (portfolio managed by Mssrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Angeli)	Russell 2000 Growth Index

Description of Material Conflicts:

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the relevant Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Western Asset Management Company

The portfolio managers for the Strategic Bond Fund and the Strategic Balanced Fund are S. Kenneth Leech and Stephen W. Walsh.

Other Accounts Managed:

	Number Of Accounts	Total Assets
Ken Leech
Registered investment companies:	4	$8 billion
Other pooled investment vehicles:	1	$3 billion
Other accounts:	79	$32 billion

	Number Of Accounts	Total Assets
Steve Walsh
Registered investment companies:	2	$1 billion
Other pooled investment vehicles:	1	$1 billion
Other accounts:	73	$24 billion

For each category, note the number of accounts and the total assets in the accounts as of December 31, 2004, for which the advisory fee is based on account performance:

	Number Of Accounts	Total Assets
Ken Leech
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	2	$2.3 billion

	Number Of Accounts	Total Assets
Steve Walsh
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	6	$.6 billion

Potential Conflicts of Interest:

In the case of trades involving only one or two accounts, the allocations are documented by the portfolio manager and the trade ticket is forwarded immediately to the trading assistant for review and distribution. Otherwise, Western executes trades on a block basis whenever possible in order to minimize execution costs and obtain best execution for all clients involved. All eligible clients that can participate in such trades share the same price to ensure that no conflict of interest occurs. Allocations are generally processed through the Charles River Compliance Master system for verification that the allocation will not violate any compliance restrictions for those accounts participating in the trade. Western’s allocation procedures are designed to ensure that all clients are treated fairly and equitably. As a fixed-income manager, Western rarely participates in new issue securities, but when such an opportunity arises, the allocation methods are the same as those detailed above.

Portfolio Manager Compensation Structure:

Western’s system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager’s bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Securities Ownership of Portfolio Managers:

Please check one:

None	X	(Mr. Leech and Mr. Walsh)
$1.00—$10,000
$10,001—$50,000
$50,001—$100,000
$100,001—$500,000
$500,001—$1,000,000
Over $1,000,000

Western Asset Management Company Limited

The portfolio manager for the Strategic Bond Fund and the Strategic Balanced Fund is Detlev Schlichter.

Other Accounts:

As of June 30, 2005, in addition to the Funds, Detlev Schlichter was responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	2	$139,034,884	0	$0
Other Pooled Investment Vehicles	2	$261,864,226	0	$0
Other Accounts	63	$17,671,603,257	6	$2,056,077,026

Potential Conflicts of Interest:

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the

Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers:

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities:

The following table provides the dollar range of securities beneficially owned by the portfolio manager as of June 30, 2005:

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
Detlev Schlichter	None

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Investment Sub-Advisory Agreement between MassMutual and Grantham, Mayo, Van Otterloo & Co. LLC with respect to MassMutual Growth Equity Fund (now known as MassMutual Select Growth Equity Fund), incorporated by reference to Exhibit D(4) of Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed via EDGAR on July 27, 2004.

(3) Investment Sub-Advisory Agreement between MassMutual and Navellier & Associates, Inc. with respect to MassMutual Mid Cap Growth Equity Fund (now known as MassMutual Select Mid Cap Growth Equity Fund) effective as of May 1, 2002 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(4) Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company with respect to MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund), incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(5) Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. with respect to MassMutual Select Large Cap Value Fund effective as of November 15, 2005 is filed herein as Exhibit D(5).

(6) Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. with respect to MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

1

(7) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with respect to MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(8) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. with respect to MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(9) Investment Sub-Advisory Agreement between MassMutual and RS Investment Management with respect to MassMutual Emerging Growth Fund (now known as MassMutual Select Emerging Growth Fund) effective as of May 1, 2000 incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(10) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with respect to MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(11) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with regard to MassMutual OTC 100 Fund (now known as MassMutual Select OTC 100 Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(12) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Blue Chip Growth Fund (now known as MassMutual Select Blue Chip Growth Fund) dated as of June 1, 2000 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(13) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Value Equity Fund (now known as MassMutual Select Value Equity Fund) dated as of May 1, 2001 is incorporated by reference to Exhibit D(16) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(14) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with regard to MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(15) Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company with regard to MassMutual Select Overseas Fund dated as of September 13, 2005 is filed herein as Exhibit D(15).

(16) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(17) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Large Cap Growth Fund (now known as MassMutual Select Large Cap Growth Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(18) Investment Sub-Advisory Agreement between MassMutual and Eagle Asset Management, Inc. with regard to MassMutual Select Small Company Growth Fund dated as of February 17, 2005 is filed herein as Exhibit D(18).

(19) Investment Sub-Advisory Agreement between MassMutual and Clover Capital Management, Inc. with regard to MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(20) Investment Sub-Advisory Agreement between MassMutual and Mazama Capital Management, Inc. with regard to MassMutual Small Company Growth Fund (now known as MassMutual Select Small Company Growth Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(21) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. with regard to MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(22) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(23) Investment Sub-Advisory Agreement between MassMutual and Salomon Brothers Asset Management Inc with regard to MassMutual Select Strategic Balanced Fund dated as of December 1, 2005 is filed herein as Exhibit D(23).

(24) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company with regard to MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(25) Investment Sub-Advisory Agreement between MassMutual and Cooke & Bieler, L.P. with regard to MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund), incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed via EDGAR on July 27, 2004.

(26) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Diversified Value Fund (now known as MassMutual Select Diversified Value Fund) is incorporated by reference to Exhibit D(30) of Registrant’s Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on October 8, 2004.

(27) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company with regard to MassMutual Select Strategic Bond Fund dated as of December 31, 2004 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(28) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited with regard to MassMutual Select Strategic Balanced Fund dated as of September 13, 2005 is filed herein as Exhibit D(28).

(29) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited with regard to MassMutual Select Strategic Bond Fund dated as of September 13, 2005 is filed herein as Exhibit D(29).

(30) Investment Sub-Advisory Agreement between MassMutual and EARNEST Partners, LLC with regard to MassMutual Select Small Company Value Fund dated as of February 17, 2005 is filed herein as Exhibit D(30).

Exhibit E

(1) Amended and Restated General Distributors Agreement between the Trust and MML Distributors, LLC dated as of December 31, 2002 is incorporated by reference to Exhibit E of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on December 30, 2002.

(2) Amendment dated February 3, 2003 to the Amended and Restated General Distributor’s Agreement is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 24 filed via EDGAR on October 17, 2003.

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Deferred Compensation Plan for Trustees of Registrant, incorporated by reference to Exhibit F of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

Exhibit G:

(1) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (“IBT”) with respect to each series of the Trust(1)

(2) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Amendment, dated February 11, 2002, to Administrative and Shareholder Services Agreements is incorporated by reference to Exhibit G(3) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(4) Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

Exhibit H:

(1) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund), MassMutual Destination Retirement Income Fund (now known as MassMutual Select Destination Retirement Income Fund), MassMutual Destination Retirement 2010 Fund (now known as MassMutual Select Destination Retirement 2010 Fund), MassMutual Destination Retirement 2020 Fund (now known as MassMutual Select Destination Retirement 2020 Fund), MassMutual Destination Retirement 2030 Fund (now known as MassMutual Select Destination Retirement 2030 Fund) and the MassMutual Destination Retirement 2040 Fund (now known as MassMutual Select Destination Retirement 2040 Fund) is incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(2) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund), MassMutual Large Cap Growth Fund (now known as MassMutual Select Large Cap Growth Fund), MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund), MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) and MassMutual Small Company Growth Fund (now known as MassMutual Select Small Company Growth Fund) is incorporated by reference to Exhibit H(3) of Registrant’s Post-Effective Amendment No. 27 to the Registration Statement filed via EDGAR on April 30, 2004.

(3) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Diversified Value Fund (now known as MassMutual Select Diversified Value Fund) is incorporated by reference to Exhibit H(4) of Registrant’s Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on October 8, 2004.

(4) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Strategic Bond Fund is incorporated by reference to Exhibit H(5) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

Exhibit J:

(1) Not Applicable.

(2) Power of Attorney for Richard H. Ayers, Mary E. Boland, Richard W. Greene and F. William Marshall, Jr., incorporated by reference to Exhibit J(2) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(3) Power of Attorney for Frederick C. Castellani is incorporated by reference to Exhibit J(4) of Registrant’s Post-Effective Amendment No. 19 filed via EDGAR on February 20, 2002.

(4) Power of Attorney for Robert E. Joyal is incorporated by reference to Exhibit J(5) of Registrant’s Post-Effective Amendment No. 24 filed via EDGAR on October 17, 2003.

(5) Power of Attorney for Allan W. Blair is incorporated by reference to Exhibit J(6) of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

(6) Power of Attorney for R. Alan Hunter, Jr. is incorporated by reference to Exhibit J(7) of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

Exhibit K: Not Applicable

Exhibit L: Not Applicable

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of December 31, 2004, incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P. (2).

(2) Code of Ethics for Waddell & Reed Investment Management Company (2).

(3) Code of Ethics for Massachusetts Mutual Life Insurance Company, MML Distributors, LLC and MassMutual Select Funds is filed herein as Exhibit P(3).

(4) Code of Ethics for Northern Trust Investments, N.A. (2).

(5) Code of Ethics for RS Investment Management, L.P. (2).

(6) Code of Ethics for T. Rowe Price Associates, Inc. (2).

(7) Code of Ethics for Fidelity Management & Research Company (2).

(8) Code of Ethics for Harris Associates L.P. (2).

(9) Code of Ethics for Navellier & Associates, Inc. (2).

(10) Intentionally omitted.

(11) Code of Ethics for Clover Capital Management, Inc. (2).

(12) Code of Ethics for Alliance Capital Management L.P. (2).

(13) Code of Ethics for Mazama Capital Management, Inc. (2).

(14) Code of Ethics for Wellington Management Company, LLP. (2).

(15) Code of Ethics for Cooke & Bieler, L.P. (2).

(16) Code of Ethics for Sands Capital Management, Inc. (2).

(17) Code of Ethics for Salomon Brothers Asset Management Inc (2).

(18) Code of Ethics for Western Asset Management Company (2).

(19) Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC (2).

(20) Code of Ethics for EARNEST Partners, LLC (2).

(21) Code of Ethics for Eagle Asset Management, Inc. (2).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

Item 24:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies that have established such accounts. Thus, at any time MassMutual and its life insurance subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be, deemed to be controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all the stock of which is owned by MassMutual.

6. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding LLC has a 1% ownership interest.

8. MassMutual Holding LLC, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all the stock of which is owned by MassMutual Holding LLC.

10. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual.

11. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all the stock of which is owned by MassMutual Holding LLC.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer, all the capital stock of which is owned by MassMutual Holding LLC.

13. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

14. MMLISI Financial Alliances, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all the stock of which is owned by MML Investors Services, Inc.

15. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding LLC owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

16. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

17. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

18. 9048-5434 Quebec, Inc., a Canadian corporation that operated as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owned all the shares of 9048-5434 Quebec, Inc. This subsidiary is inactive.

19. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

20. Cornerstone Real Estate Advisers LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

21. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, LLC and 50% owned by MML Realty Management Corporation.

22. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

23. Babson Capital Management LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

24. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. Babson Capital Management LLC owns 100% of the capital stock of Charter Oak Capital Management, Inc.

25. Babson Capital Securities Inc. (formerly Babson Securities Corporation), a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by Babson Capital Management LLC.

26. Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

27. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that previously operated as an investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

28. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. Babson Capital Management LLC is a limited partner in AM, with a 58% controlling interest.

29. FITech Domestic Partners, LLC (“DP”), a Delaware limited liability company that is a general partner of FITech Asset Management, L.P. (“AM”). Babson Capital Management LLC is a limited partner in DP, holding a 58% controlling interest.

30. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by Babson Capital Management LLC.

31. Babson Capital Japan KK, formerly known as MassMutual Investment Mangement Company, a Japanese registered investment adviser, all the stock of which is owned by Babson Capital Management LLC.

32. Babson Capital Management Inc., a California corporation that holds a real estate license, all the stock of which is owned by Babson Capital Management LLC.

33. Babson Capital Guernsey Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Babson Capital Management LLC.

34. Babson Capital Europe Limited (formerly known as Duke Street Capital Debt Management of London), an institutional debt-fund manager organized under the laws of England and Wales, all the stock of which is owned by Babson Capital Guernsey Limited.

35. Almack Holding Partnership GP Limited, an English company that will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP, all the stock of which is owned by Babson Capital Europe Limited.

36. Almack Mezzanine Fund Limited, an English company that will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine 1 LP, all the stock of which is owned by Babson Capital Europe Limited.

37. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding LLC owns 96.8% of the capital stock of OAC.

38. OppenheimerFunds, Inc. (“OFI”), a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all the stock of which is owned by OAC.

39. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

40. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

41. Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

43. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various OppenheimerFunds, Inc. (“OFI”) and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

46. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment adviser, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

47. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all the stock of which is owned by OFI Institutional Asset Management, Inc.

48. OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all the stock of which is owned by OFI Institutional Asset Management, Inc.

49. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all the stock of which is owned by OFI Institutional Asset Management, Inc.

50. OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company that is a subsidiary of OFI Institutional Asset Management, Inc. OppenheimerFunds, Inc. holds a 5% ownership interest and OFI Institutional Asset Management, Inc. holds a 95% ownership interest in OppenheimerFunds (Asia) Limited.

51. OppenheimerFunds International, Ltd. (“OFIL”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), is the manager of Oppenheimer Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company for which OFI provides portfolio management services as investment adviser. OFIL is located at Bloack C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

52. Tremont Capital Management, Inc. (formerly Tremont Advisers, Inc.), a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

53. Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

54. Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a Connecticut corporation that operates as a registered investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

55. Tremont Capital Management Limited, a company based in the United Kingdom, all the stock of which is owned by Tremont Capital Management, Inc.

56. Tremont Futures, Inc., a Delaware company that operates as a commodity pool operator and commodity trading adviser, all the stock of which is owned by Tremont Capital Management, Inc.

57. Tremont Securities, Inc., a New York Company that acts as a registered broker-dealer, all the stock of which is owned by Tremont Capital Management, Inc.

58. Tremont Capital Management Corp., a New York Company, 77% of which is owned by Tremont Capital Management, Inc.

59. Tremont Capital Management (Asia) Limited, all the stock of which is owned by Tremont Capital Management, Inc.

60. Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-U.S. strategy based funds, all the stock of which is owned by Tremont Capital Management, Inc.

61. HYP Management LLC, a Delaware limited liability company that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding LLC owns all of the outstanding stock of HYP Management LLC.

62. MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding LLC owns all of the outstanding stock of MassMutual Benefits Management, Inc.

63. MMHC Investment LLC (formerly known as MMHC Investment, Inc.), a Delaware limited liability company that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding LLC owns all of the outstanding stock of MMHC Investment LLC.

64. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment LLC owns 50% of MassMutual/Darby CBO IM, Inc.

65. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual owns 1.79%, MMHC Investment LLC owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

66. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

67. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding LLC.

68. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management Corporation holds a 50% ownership interest and Cornerstone Real Estate Advisers LLC holds a 50% ownership interest in Cornerstone Office Management, LLC.

69. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding LLC.

70. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all the stock of which is owned by MassMutual International, Inc.

71. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

72. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

73. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

74. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.) each hold a 20% ownership interest in MassMutual Trustees Limited.

75. Protective Capital (International) Limited, a corporation organized in Hong Kong that is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

76. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

77. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan (in trust for MassMutual Asia Limited) holds a 50% interest in MassMutual Guardian Limited. This company is now inactive.

78. MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services, all the stock of which is owned by MassMutual Asia Limited.

79. MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

80. MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

81. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds and 18.4% ownership interest.

82. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 88.7%, MassMutual Real Estate Co., Ltd. owns 1.3% and Protective Capital (International) Limited owns 9.9% of the outstanding shares of MassMutual Life Insurance Company (Japan).

83. MM Real Estate Co., Ltd., a Japanese entity that holds and manages real estate. MassMutual Life Insurance Company (Japan) holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MM Real Estate Co., Ltd.

84. MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. MMl Real Estate Co., Ltd. holds a 90% interest and MassMutual Life Insurance Company (Japan) holds a 10% ownership interest in MassMutual Leasing Company.

85. MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 79.43% ownership interest, 1279342 Ontario Limited holds a 20.5% ownership interest and MassMutual Holding LLC holds a .07% ownership interest in MassMutual Internacional (Chile) Limitada.

86. Compañia de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) Limitada owns 33.5% of the outstanding shares of Compañia de Seguros Vida Corp S.A.

87. MML Financial, LLC, a Delaware limited liability company that operates as a holding company, all the stock of which is owned by MassMutual Holding LLC.

88. MML Investment Products, LLC, a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act, all the stock of which is owned by MML Financial, LLC. This company primarily makes investments.

89. MMLA UK Limited, a limited liability company organized under the laws of England and Wales, all the stock of which is owned by MML Financial, LLC.

90. MML Assurance, Inc., a NewYork insurance company, all the stock of which is owned by MML Financial, LLC.

91. MML Financial Products, LLC, a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Act, all the stock of which is owned by MML Financial, LLC. This company primarily enters into derivatives transactions in the form of credit default swaps.

92. MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Holding LLC.

93. Baring Asset Management Limited, a company incorporated under the laws of England and Wales that acts an investment manager/adviser, all the stock of which is owned by MassMutual Holdings (Bermuda) Ltd.

94. Baring Asset Management Life Limited, a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986, all the stock of which is owned by Baring Asset Management Limited.

95. Baring Fund Managers Limited, a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes, all the stock of which is owned by Baring Asset Management Limited.

96. Baring International Investment Limited, a company incorporated under the laws of England and Wales that acts as an investment manager/adviser, all the stock of which is owned by Baring Asset Management Limited.

97. Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited, all the stock of which is owned by Baring Asset Management Limited.

98 Baring Private Investment Management Limited, a company incorporated under the laws of England and Wales, all the stock of which is owned by Baring Asset Management Limited. This is a non-trading company.

99. Baring Investment Services Limited, a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK, all the stock of which is owned by Baring Asset Management Limited.

100. Baring International Investment Management Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring Asset Management Limited.

101. Baring Asset Management GmbH, a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group, all the stock of which is owned by Baring International Investment Management Holdings Limited.

102. Baring Asset Management France S.A., a company incorporated under the laws of France that acts as an investment manager/adviser, all the stock of which is owned by Baring International Investment Management Holdings Limited.

103. Baring Investment Administrative Services (South Africa) Limited, a company incorporated under the laws of South Africa, all the stock of which is owned by Baring International Investment Management Holdings Limited. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981, as amended.

104. Baring International Investment Management Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring International Investment Management Holdings Limited.

105. Baring Mutual Fund Management S.A., a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund, all the stock of which is owned by Baring International Investment Management Limited.

106. Baring Asset Management UK Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring International Investment Management Limited.

107. Baring Asset Management (CI) Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

108. Baring International Fund Managers (Ireland) Limited, a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

109. Baring Mutual Fund Management (Ireland) Limited, a company incorporated under the laws of Ireland that acts as an investment adviser, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

110. Baring Sice (Taiwan) Limited, a regulated company organized in Taiwan, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

111. Baring Asset Management (Japan) Limited, a company organized in Japan that acts as an investment adviser, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

112. Baring Asset Management (Australia) Pty Limited, an investment adviser incorporated under the laws of Australia, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

113. Baring Asset Management (Asia) Holdings Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

114. Baring Asset Management (Asia) Limited, a company organized in Hong Kong that acts as an investment adviser, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

115. Baring International Fund Managers (Bermuda) Limited, a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

116. Baring Asset Management Holdings, Inc., a Delaware corporation that acts as an intermediate holding company, all the stock of which is owned by MassMutual Holding LLC.

117. Baring Asset Management, Inc., a Massachusetts corporation that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Holdings, Inc.

118. Baring Investment Services, Inc., a Delaware corporation that acts as a captive broker-dealer, all the stock of which is owned by Baring Asset Management Holdings, Inc.

119. MassMutual Baring Holding, LLC, a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Holding LLC.

120. Golden Retirement Resources, Inc., a Delaware corporation that develops insurance-related products, all the stock of which is owned by MassMutual Holding LLC.

121. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

122. MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

123. MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

123. MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

124. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

125. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

126. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

127. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares if this issuer.

Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

128. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC acts as sub-adviser.

129. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC, hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

130. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts as sub-adviser.

131. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

MassMutual or Babson Capital acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series Investment Fund II and Babson Capital Management LLC acts as sub-adviser to certain series.

2. MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and Babson Capital Management LLC acts as sub-adviser to certain series. OppenheimerFunds, Inc. and Baring International Investment Limited also act as sub-advisers to certain series.

3. MassMutual Corporate Investors (“CI”), a Massachusetts business trust that operates as a closed-end investment company. Babson Capital Management LLC is the investment adviser to CI.

4. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. Babson Capital Management LLC acts as the investment adviser to PI.

5. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts a sub-adviser.

6. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

7. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual holds 1.79%, MMHC Investment LLC holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

9. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC is the sub-adviser.

12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

13. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans. Babson Capital Management LLC acts as investment adviser.

14. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson Capital Management LLC is the investment adviser. MassMutual holds 23.13% of the preferred shares.

15. Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson Capital Management LLC is the investment manager. MassMutual owns 33.99% of the preferred shares.

16. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

17. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson Capital Management LLC is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

18. Leland Fund, L.P., a Delaware limited partnership that has made investments in a diversified international fund. Babson Capital Management LLC is the investment manager. MassMutual holds 70.47% of the ownership interest in this entity.

19. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson Capital Management LLC.

20. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson Capital Management LLC.

21. Phoenix Funding Limited, a cash/flow CDO that is managed by Babson Capital Management LLC.

22. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

23. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

24. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. Babson Capital Management LLC serves as the investment manager.

25. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson Capital Management LLC serves as the investment manager. MassMutual currently has a 28% interest in the fund.

26. MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments LLC is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

27. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager. MassMutual currently has a majority ownership interest.

28. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser. MassMutual currently has a majority ownership interest.

29. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson Capital Management LLC serves as investment adviser.

30. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson Capital Management LLC acts as a financial sub agent.

31. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson Capital Management LLC acts as a collateral manager.

32. Tower Square Capital Partners, L.P., a Delaware limited partnership organized by Babson Capital Management LLC Capital Management LLC to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of Babson Capital Management LLC is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. Babson Capital Management LLC serves as the Investment Manager.

33. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson Capital Management LLC acts as an adviser through its relationship in the GP adviser.

34. Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

35. Union Wharf Offshore Fund Ltd, a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

36. Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

37. Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

38. MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson Capital Management LLC is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

39. Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware - Babson Capital Management LLC is a Co-Manager and a 7.5% Member of the Managing Member -MassMutual owns 7.5% of the equity in the fund (as a Member).

40. Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)) (this is the on-shore feeder to the fund next named below).

41. Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, feeder owns 99.9%.

42. Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson Capital Management LLC is Portfolio Manager - MassMutual owns 22.24% of preference shares.

43. Tower Square Capital Limited - Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

44. Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager.

45. Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager. MassMutual owns 26% of the preference shares.

46. Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Collateral Manager - MassMutual owns 40% of equity (“subordinated notes”).

47. Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson Capital Management LLC is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

48. Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson Capital Management LLC is the collateral manager of Jackson Creek CDO, Ltd.

49. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson Capital Management LLC is the investment manager.

50. Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson Capital Management LLC serves as the investment manager.

51. Babson Capital High Yield LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in high yield corporate debt obligations. MassMutual owns approximately 27% of the interests in this fund.

52. Babson Capital Small Cap Growth LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in small cap equity securities. MassMutual owns approximately 1.5% of the interests in this fund.

53. Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

54. Winterset Capital Partners, L.P., a Delaware limited partnership that is a hedge fund. MassMutual holds 100% of the ownership interest in this fund.

55. Winterset Master Fund, L.P., a Cayman Islands limited partnership that operates as a high yield bond and loan and special opportunities hedge fund.

56. Babson CLO Ltd. 2004-I, an exempted company incorporated with limited liability under the laws of the Cayman Islands. MassMutual holds approximately 20% of the ownership interests in this fund in the form of subordinated notes.

57. Leland Fund (Onshore), L.P.

58. Hanover/ Babson Equity Investors Manager LLC.

59. Babson CLO Ltd. 2004-II.

60. Babson CLO Ltd. 2005-I.

61. Babson CLO Ltd. 2005-II.

62. Great Lakes LLC.

63. J/Z CBO (Delaware), LLC.

64. Tower Square Capital LLC.

65. TSCP Selective, L.P., a United States partnership.

66. Babson Capital Loan Strategies Fund L.P.

67. PioneerValley Structured Credit CDO I, Ltd.

68. Stony Hill CDO I (Cayman), Ltd.

69. Stony Hill CDO II (Cayman), Ltd.

70. Stony Hill CDO III (Cayman), Ltd.

71. Stony Hill CDO IV (Cayman), Ltd.

72. Stony Hill CDO V (Cayman), Ltd.

73. Griffin’s Wharf Fund, LLC, a Delaware limited liability company that operates as a long/short equity hedge fund.

74. Griffin’s Wharf Offshore Fund, Ltd., a Cayman Islands corporation that operates as a long/short equity hedge fund.

75. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

76. Babson CLO Ltd. 2005 III

77. Babson Capital Small Cap Relative Value, LLC

78. Babson Capital Loan Strategies Master Fund, L.P.

79. Braemar Energy Ventures, LP

80. Cobbs Wharf Fund, L.P.

81. Cobbs Wharf Master Fund, L.P.

82. Oasis Development Limited a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps.

83. Osprey Strategies Ltd.

84. Quantitative Enhanced Decisions Master Fund, LP.

85. Quantitative Enhanced Decisions Offshore Fund, Ltd.

86. Quantitative Enhanced Decisions Offshore Fund II, Ltd.

87. Special Value Opportunities Fund, LLC

88. Tower Square Capital Partners II, L.P.

89. Tower Square Capital Partners II-A, L.P.

90. Whately CDO I, Ltd.

91. Enhanced Mortgage-Backed Securities Fund V Limited

MassMutual or Cornerstone Real Estate Advisers LLC acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1.	Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2.	Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3.	Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds 65% ownership interest in this company.

4.	CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds 24.1% ownership interest in this corporation.

5.	Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds 55% ownership interest in this company.

6.	Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

7.	CREA/PPC Venture, LLC, a Delaware limited liability company. MassMutual is the managing and controlling member of this entity.

8.	LVC-APTS, LP, a Delaware limited partnership formed to take title to residential property.

9.	Cornerstone Apartment Venture I, LLC is 100% owned by MassMutual on behalf of MassMutual and a MassMutual insurance company separate investment account whose sole contract holder is a New York State Teacher’s Retirement System. The entity was formed for the purpose of acquiring interest in entities that develop, own and operate apartment projects.

10.	West Conshohocken, LP, a Pennsylvania limited partnership that owns an office building in suburban Philadelphia. MassMutual wholly owns this entity.

11.	West Conshohocken, LLC, a Pennsylvania limited liability company that is the general partner of West Conshohocken, LP.

12.	Rockville Town Center, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

13.	Marco Island Condominium, LLC, a Florida limited liability company that was formed for the purpose of developing and selling condominiums constructed in Marco Island, Florida. This entity is 100% owned by MassMutual.

14.	300 Third Street, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

15.	Hickory Creek Industrial, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

16.	VPRH, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

17.	Corporate Crossing, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

Item 25:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyds, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyds. There is a deductible of $1,000,000 per claim under the corporate coverage.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director (since 1991) and Member, Human Resources and Board Affairs Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, One Riverfront Plaza, HQE 2, Corning, New York (manufacturer of advanced materials, communication equipment and environmental products); Director (since 1991), The Brinks Company (transportation and security services), 1801 Bayberry Ct., P.O. Box 18100, Richmond, Virginia 23226-8100; Member, Business Roundtable (since 1996); Member, The Business Council (since 1997); Member, Executive committee, National Association of Manufacturers (since 1991); and Member, Board of Overseers, Rutgers University Foundation (since 1996).

JAMES R. BIRLE, Chairman (since 2005), Director (since 1996) and Member, Board Governance and Investment Committees

Chairman of the Board of Directors, MassMutual (since 2005); Chairman (since 1997), Resolute Partners, LLC; President (1994-1997) and Founder (1994), Resolute Partners, Inc. (private merchant bank), Greenwich, Connecticut; Chairman (1994-2003), Drexel Industries, LLC; and Trustee (1994-2003), Villanova University.

GENE CHAO, Director (since 1996) and Member, Investment and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut 06762.

JAMES H. DEGRAFFENREIDT, JR., Director (since 2002) and Member, Auditing and Dividend Policy Committee

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company); Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company, 1100 H Street, NW, Washington, D.C. 20080; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Member, Auditing and Investment Committees

Senior Vice President, General Counsel and Secretary (since 2002), SBC West, 2600 Camino Ramon, Room 4CS100, San Ramon, California 94583; Chair (since 2003) and Secretary/Trustee (1991—2003), The Tomas Rivera Policy Institute; Trustee (since 1993), Radio and Television News Directors Foundation; National Secretary (since 1999) and National First Vice-Chair (since 2002), Girl Scouts of America; Director (since 2001), UST-NYSE; Director (since 2001), Entravision-NYSE; Director (1998-2003), The Women’s Museum-501(c)(3); Trustee (since 2004), NHPfoundation; and Regent (since 1999), Texas State University System.

JAMES L. DUNLAP, Director (since 1989) and Member, Auditing and Human Resources Committees

Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, Indiana 46511-1291; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas 77005-1891; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts 02543; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts 02554-0013; and Director and Member of Compensation and Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director (since 1996) and Member, Auditing and Investment Committees

Senior Visiting Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director and Chairman, Investment Committee (1996-2004), MassMutual Foundation for Hartford (formerly

Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (1998-2004), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director (since 2002) and Member, Auditing and Dividend Policy Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996) and Chairman, Auditing Committee, Member, Board Governance Committee

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), CATELECTRIC; Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director (since 2004) and Member, Auditing and Investment Committees

President (since 1994), Bay Path College, 588 Longmeadow Street, Longmeadow, Massachusetts 01106; Board Member (since 2001), United Bank, 95 Elm Street, West Springfield, Massachusetts 01089; Chair (2003-2004), and Past Chair-Chair of Nominating Committee (2004-2005), the Association of Independent Colleges and Universities in Massachusetts; Chair (since 2004), and Vice Chair, Education Committee (2002-2004), Member-Executive Committee (On-going), Community Foundation of Western Massachusetts; Board Member (since 2002), Women’s College Coalition; Member, Board of Trustees (since 2003), The Frank Stanley Beveridge Foundations, Inc.; Member (2000-2004), Longmeadow Long-Range Planning Committee, Longmeadow, Massachusetts; Member (since 1995). Affiliated Chambers of Commerce of Greater Springfield (Massachusetts); Tourism Committee (since 2002), Economic Development Council; Member (since 1994), Cooperating Colleges of Greater Springfield (Massachusetts); and Chair (2004), American Heart Association of Western Massachusetts Heart Walk.

WILLIAM B. MARX, JR., Director (since 1990) and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

Senior Executive Vice President, Retired (since 1996), Lucent Technologies (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey 07947; Director (2001-2003) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (since 2001), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director (since 1996) and Chairman, Human Resources Committee, Member, Board Governance Committee

Managing Partner, (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director, Chair-Nominating, Corporate Governance and Compensation Committee and Audit Committee (1992-2005), Dan River, Inc. (textile manufacturer); Director and Compensation Committee (since 1998), Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director and Chair, Governance and Nominating Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director and Chair, Audit and Budget Committees (2000-2003), Whitehead Institute For Biomedical Research; Director, and Chair, Auditing and Investment Committees (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director and Chair, Audit Committee (since 2004), Knoll, Inc. (design and manufacturer of office furniture and textiles).

MARC RACICOT, Director (since 2001) and Member, Dividend Policy and Human Resources Committees

Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C. 20006-1872; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service and Community Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (since 2001) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (since 2003), Bush-Cheney 2004.

Executive Officer

STUART H. REESE, President and Chief Executive Officer

President and Chief Executive Officer (since 2005), Executive Vice President and Chief Investment Officer (2000-2005), MassMutual; Chairman and Chief Executive Officer (1999-2005), Director (2000-2005), Member of the Board of Managers (2004-2005) and President (2000-2001 and 2003-2005), Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208; Chairman and Trustee (1999-2005), MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); Chairman (1995-2005) and Trustee (1995-2005), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Chairman (2001-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (1995-2005), MassMutual Corporate Value Partners Limited, (investment company); Member of the Advisory Board (since 1996), MassMutual High Yield Partners II LLC (investment company); President (1996-2005), HYP Management LLC; Chairman, Director (since 1996) and President and Chief Executive Officer (since 1996), Charter Oak Capital Management, Inc.; Director (2003-2005), Babson Capital Securities Inc (broker-dealer); Director and Member, Compensation and Audit Committees (1999-2005), Cornerstone Real Estate Advisers LLC; President (since 1998), MassMutual/Darby CBO LLC (investment company); Director (since 1999), MLDP Holdings; President (1996-2005), MMHC Investment LLC (formerly known as MMHC Investment, Inc.); Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), MML Bay State Life Insurance Company; Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President (2000-2005), MassMutual Holding LLC; Director (1999-2005), MassMutual Holding MSC, Inc.; Director (since 2005), MassMutual International, Inc.; Director (since 2004), MassMutual Investment Management Company (Japan); Director (2004-2005), MML Assurance, Inc.; Director and Member of Audit Committee (1999-2005), Oppenheimer Acquisition Corp.; Director (to December 2005), MassMutual Corporate Value Limited; Executive Vice President (1996-2005), CM Assurance Company; Executive Vice President (1996-2005), CM Benefit Insurance Company; and Advisory Board Member (since 1995), Kirtland Capital Partners (investment partnership).

Executive Vice Presidents

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001) and President (2001-2004), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company); and Executive Vice President (since 2001), MassMutual Holding LLC.

ROGER W. CRANDALL, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2005) and Member of the Office of the CEO (since 2005), MassMutual; Chairman (since 2005) and Member of the Board of Managers (since 2004), Vice Chairman (from March 2005-June 2005), Managing Director (2000-2005) and Director (2003-2004), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (since 2004), Babson Capital Europe Limited; Chairman and Trustee (since 2005), President (2003-2005) and Vice President (2002-2003), MassMutual Corporate Investors and MassMutual Participation Investors; Chairman (since 2005), Trustee and President (since 2003), MassMutual Subsidiary Trust; Director (since 2005), Babson Capital Japan KK; Director (since 2005), Cornerstone Real Estate Advisers LLC; Executive Vice President-Investments (since 2005) C.M. Life Insurance Company; Executive Vice President-Investments (since 2005), MML Bay State Life Insurance Company; Director (since 2005), MassMutual Corporate Value Limited; Director (since 2005), MassMutual Corporate Value Partners Limited; Director and Vice President, MassMutual Holdings (Bermuda) Ltd.; Director and President (since 2005), MassMutual Holding MSC, Inc.; Director (since 2004), MML Assurance, Inc.; and Director (since 2005), Oppenheimer Acquisition Corp.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001) and Member of the Office of the CEO (since 2005), MassMutual; Director (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding LLC) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 2000), CM Benefit Insurance Company; Director, Executive Vice President and Chief Financial Officer (since 2002), C.M. Life Insurance Company; Director, Executive Vice President and Chief Financial Officer (since 2002), MML Bay State Life Insurance Company; Director (since 2004), Babson Capital Japan KK; Director (since 2000), Cornerstone Real Estate Advisers LLC; Director (since 2000), MassMutual Asia Limited; Director (since 2002), MassMutual Benefits Management, Inc.; Director (since 2000), MassMutual Funding LLC; Director, Executive Vice President and Chief Financial Officer (since 2000), MassMutual Holding LLC; Director (since 2000), MassMutual Holding MSC, Inc.; Director (since 2001), MassMutual International Holding MSC, Inc.; Director (since 2001), MassMutual International, Inc.; Director (since 2000), MassMutual Services Limited (subsidiary of MassMutual Asia, Ltd); Director (since 2000), MassMutual Trustees Limited (subsidiary of MassMutual Asia, Ltd.); Director, Oppenheimer Acquisition Corp.; and Director (since 2004) and President, 9048-5434 Quebec, Inc.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) and Member of the Office of the CEO (since 2005), Executive Vice President (since 2000), MassMutual Holding LLC; MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President and Director, Oppenheimer Acquisition Corp. and Oppenheimer Partnership Holdings, Inc.; Director (since 2001), Centennial Asset Management Corporation; Director, OppenheimerFunds Distributor, Inc.; Chairman, President and Chief Executive Officer, OppenheimerFunds, Inc.; Chairman and Director, Shareholder Services, Inc. and Shareholder Financial Services, Inc.; President and Director, OppenheimerFunds Legacy Program; Director, OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private

Investments, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; and member, Board of Governors of the Investment Company Institute.

MATTHEW E. WINTER, Executive Vice President

Executive Vice President Individual Insurance Group (since 2001) and Member of the Office of the CEO (since 2005), MassMutual; Chairman of the Board of Directors (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding LLC) 1414 Main Street, Springfield, Massachusetts 01144-1013; Chairman of the Board of Directors (2001-        ), The MassMutual Trust Company, FSB; Executive Vice President (since 1996), C.M. Life Insurance Company; Executive Vice President (since 2001), MML Bay State Life Insurance Company; Director, President and Chief Executive Officer (since 2004), MassMutual Assignment Company; Executive Vice President (since 2001), MassMutual Holding LLC; Executive Vice President (since 2001), MML Distributors, LLC; Director (since 2005), Oppenheimer Acquisition Corp.; Board Member, eMoney Advisor, Inc.; Member, Financial Services Roundtable; Trustee, The American College; and Director and Member, Executive Committee, Connecticut Opera.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), MassMutual; Vice President, General Counsel and Secretary (2005), Fisher Scientific International Inc.; Vice President, General Counsel and Secretary (2002-2005), Storage Technology Corp.; Board Member and Corporate Secretary (2000-2002), Bulletin News Network Inc.; and Executive Vice President Public Policy, Human Resources & Law, Secretary and General Counsel, US WEST, Inc.

NAVELLIER & ASSOCIATES, INC. (“Navellier”)

Name and Principal Business Address

Navellier & Associates, Inc.

One East Liberty

Third Floor

Reno, NV 89501

Business and Other Connections of Investment Adviser

Navellier & Associates, Inc. provides investment advice to Regulation D partnerships and collective trusts. Navellier & Associates, Inc. is the advisor to the Navellier Paraguay Fund, L.P. Navellier provides investment advice to institutional Canadian and European clients who are solicited by Navellier Global, Inc., a corporation which is not affiliated nor owned by Navellier or Louis Navellier. Navellier Global, Inc. also provides investment advice as a sub-advisor to a Canadian investment company, the Clarington Navellier U.S. All Cap Fund. Navellier Management, Inc. is another investment advisory firm owned in the majority by Louis G. Navellier. Navellier Management, Inc., is the advisor to the Navellier Performance Funds and the Navellier Millennium Funds. Navellier Hedge Management, Inc. is another investment advisory firm owned in the majority by Louis G Navellier. Louis Navellier is the editor of the MPT Review, the Louis Navellier Blue Chip Growth Letter and the Quantum Growth Newsletter, all of which are owned and published by Phillips Publishing, Inc.

Investment Personnel

Louis Navellier - Chairman, Chief Investment Officer

Mr. Navellier has been active in the quantitative management of stock portfolios for over twenty-six years. A graduate of California State University, Hayward, Mr. Navellier has been very successful in translating what had previously been purely academic techniques into “real market” applications. After testing and validating his initial theory that many OTC stocks are inefficiently priced, Mr. Navellier began publishing his research in his highly publicized newsletter, the MPT Review.

Since 1985, Mr. Navellier has also been active in the management of individual equity portfolios, pension funds, and institutional portfolios. An often-quoted source on the quantitative aspects of the stock market, Mr. Navellier has appeared on Wall Street Week, The Nightly Business Report, and CNBC. He is frequently quoted in The Wall Street Journal, Investor’s Business Daily, Barron’s, Forbes, Money, and numerous other journals and periodicals.

Mr. Navellier is and has been the CEO and Chairman of Navellier & Associates, Inc., an investment advisory firm since 1987. He is the CEO and President of Navellier Management, Inc. and is on the management team for the Investment Sub-Advisor of the MassMutual Mid Cap Growth Equity Fund, the Navellier Millennium Fund, and the Navellier Performance Funds. Mr. Navellier is the President and CEO of Navellier Securities Corp., the principal underwriter to the Navellier Performance Funds and the Navellier Millennium Fund, and has been the editor of the MPT Review, the Louis Navellier Blue Chip Growth Letter and the Quantum Growth Newsletter.

California State University, Hayward – .B.S.

California State University, Hayward – M.B.A.

Michael Borgen - Portfolio Manager

Michael Borgen has nine years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is currently a portfolio manager responsible for the management of the Mid Cap Growth and Micro-to-Small Cap Growth strategies and was named lead portfolio manager for the Small Cap Growth strategy. In addition, Mr. Borgen conducts ongoing research enhancements of the firm’s quantitative investment process and works on product development.

University of Nevada, Reno - B.S., Finance

Mr. Borgen is currently working towards an M.S. Degree in Economics

Mr. Borgen is currently a level 3 CFA Candidate

Prior to joining Navellier in 1989, Mr. Alpers spent two years at E. F. Hutton’s Consulting Services Department where he evaluated, monitored, and performed due diligence on various money management firms.

University of California, Davis – B.S., Economics

California State University, Sacramento – M.B.A.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN, Chief Executive Officer, Director, President and Chief Investment Officer

CEO, Director, President and CIO (since 1991) of Waddell & Reed Investment Management Company, COB, CEO, CIO, President and Director (since 2002) of Ivy Investment Management Company (formerly Waddell & Reed Ivy Investment Company) an affiliate of WRIMCO, President, CIO and Director (since 1995) of Waddell & Reed Financial, Inc.

Education: New York University (1960-1966) - BS, Chartered Financial Analyst

JOHN E. SUNDEEN, JR., Executive Vice President, Chief Accounting Officer Chief Administrative Officer and Director

Executive Vice President, Chief Accounting Officer, Chief Administrative Officer and Director (since 1994) of Waddell & Reed Investment Management Company, Executive Vice President, Chief Accounting Officer, and Chief Administrative Officer (since 2002) of Ivy Investment Management Company, Senior Vice President and Treasurer (since 1999) of Waddell & Reed Financial, Inc.

Education: University of Kansas (1979 - 1983) - BS, University of Missouri/Kansas City (1983 - 1986) - MBA, Chartered Financial Analyst

KEITH A. TUCKER, Director

Director (since 1993) of Waddell & Reed Investment Management Company, Chairman and Chief Executive Officer (since 1993) of Waddell & Reed Financial, Inc.

Education: University of Texas - holds JD and BBA degrees

MARK G. SEFEROVICH, Senior Vice President and Portfolio Manager

Senior Vice President (since 1991) of Waddell & Reed Investment Management Company, Senior Vice President (since 2002) of Ivy Investment Management Company

Education: University of Kansas (1965-1969) - BA, University of Arkansas (1969-1971) - MBA, Chartered Financial Analyst

KENNETH G. MCQUADE, Vice President and Portfolio Manager

Vice President (since 1997) of Waddell & Reed Investment Management Company, Vice President (since 2002) of Ivy Investment Management Company

Education: Bradley University, Peoria, IL (1988 - 1992) - BS

BRENT K. BLOSS, Treasurer

Treasurer (since 2004) of Waddell & Reed Investment Management Company, Vice President (since 2004) and Assistant Treasurer (since 2002) of Waddell & Reed Financial, Inc.

Education: Southwest Missouri State University-B.S. in Accounting, C.P.A.

LAWRENCE J. CIPOLLA, Chief Operations Officer and Senior Vice President

Chief Operations Officer and Senior Vice President (since 1995) of Waddell & Reed Investment Management Company, Senior Vice President (since 2002) of Ivy Investment Management Company

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of Wisconsin Graduate School of Banking

DANIEL P. CONNEALY, Principal Financial Officer and Senior Vice President

Principal Financial Officer and Senior Vice President (since 2004) of Waddell & Reed Investment Management Company

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY HILLS, Vice President, Associate General Counsel and Secretary

Vice President and Associate General Counsel (since 2004) and Secretary (since 2003) of Waddell & Reed Investment Management Company

Education: University of Kansas (1993) - BA in Architectural Studies, University of Kansas - School of Law (1997) - JD

KRISTEN A. RICHARDS, Vice President, Associate General Counsel and Chief Compliance Officer

Vice President, Associate General Counsel and Chief Compliance Officer (since 1995) of Waddell & Reed Investment Management Company, Vice President, Associate General Counsel and Chief Compliance Officer (since 2002) of Ivy Investment Management Company

Education: University of Kansas (1987-1991)-BA, University of Kansas - School of Law (1991-1994) - JD.

DANIEL C. SCHULTE, Senior Vice President and General Counsel

Senior Vice President and General Counsel (since 1998) of Waddell & Reed Investment Management Company, Senior Vice President, Assistant Secretary and General Counsel (since 2002) of Ivy Investment Management Company, Senior Vice President, General Counsel, Chief Legal Officer and Assistant Secretary (since 1998) of Waddell & Reed Financial, Inc.

Education: Bethel College (1984-1988) - BS, University of Kansas - School of Law (1988-1992) - JD

NORTHERN TRUST INVESTMENTS, N.A. (“NTI”)

Northern Trust Investments, N.A. (“NTI”) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with NTI	Name of Other Company	Position with Other Company
Adams Bradford S., Jr.	The Northern Trust Company	Senior Vice President
Senior Vice President

Aitcheson, James A.	The Northern Trust Company	Vice President
Vice President

Alongi, David M.	The Northern Trust Company	Vice President
Vice President

Andersen, Brian E.	The Northern Trust Company	Vice President
Vice President

Anwar, Raheela Gill	The Northern Trust Company	Senior Vice President
Senior Vice President

Aronson, Jennifer Ann	The Northern Trust Company	Vice President
Vice President

Atkins, Stephen G.	The Northern Trust Company	Vice President
Vice President

Ayres, Scott R.	The Northern Trust Company	Vice President
Vice President

Azar, Frederick, A.	The Northern Trust Company	Vice President
Vice President

Balon, Jr., Richard E.	The Northern Trust Company	Vice President
Vice President

Baras, Ellen G.	The Northern Trust Company	Vice President
Vice President

Baskin, Jeremy M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Beard, Catherine Sinclair	The Northern Trust Company	Vice President
Vice President

Beaudoin, Keith J.	The Northern Trust Company	Vice President
Vice President

Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Senior Vice President & Treasurer

Belden III, William H.	The Northern Trust Company	Vice President
Vice President

Benson, Jacquelyn Marie	The Northern Trust Company	Vice President
Vice President

Bergin, Kathryn L.	The Northern Trust Company	Vice President
Vice President

Bergson, Robert H.	The Northern Trust Company	Vice President
Vice President

Blair, Timothy P.	The Northern Trust Company	Vice President
Vice President

Bleecker, Ali K.	The Northern Trust Company	Vice President
Vice President

Boeckmann, Eric Vonn	The Northern Trust Company	Vice President
Vice President

Bridgman, James Carey	The Northern Trust Company	Senior Vice President
Senior Vice President

Bukoll, Martin B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Campbell, Jr., Richard C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Attorney
Secretary

Carlson, Mark D.	The Northern Trust Company	Vice President
Vice President

Carlson, Mark E.	The Northern Trust Company	Vice President
Vice President

Carlson, Robert A.	The Northern Trust Company	Vice President
Vice President

Clarke-Czochara, Susan	The Northern Trust Company	Vice President
Vice President

Connellan, Kevin Anthony	The Northern Trust Company	Senior Vice President
Senior Vice President

D’Arienzo, Louis R.	Northern Trust Bank, N.A.	Vice President
Vice President

Dennehy II, William	The Northern Trust Company	Vice President
Vice President

Doell, John C.	The Northern Trust Company	Vice President
Vice President

Dow, Robert John	The Northern Trust Company	Vice President
Vice President

Driscoll, Peter John	The Northern Trust Company	Vice President
Vice President

Dudley, Jr., Orie Leslie	The Northern Trust Company	Executive Vice President
Director and Executive	and Northern Trust Corporation	and Chief Investment Officer
Vice President

Egizio, Michael P.	The Northern Trust Company	Vice President
Vice President

Everett, Steven R.	The Northern Trust Company	Vice President
Vice President

Flood, Peter J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Flynn, Andrew G.	The Northern Trust Company	Vice President
Vice President

Francis, James B.	The Northern Trust Company	Vice President
Senior Vice President

Free, David J.	The Northern Trust Company	Vice President
Vice President

Fronk, Christopher A.	The Northern Trust Company	Vice President
Vice President

Geller, Stephanie L.	The Northern Trust Company	Vice President
Vice President

Geraghty, Kim Marie	The Northern Trust Company	Former Vice President
Vice President

Gerlach, Jennifer Ann	The Northern Trust Company	Vice President
Vice President

Gilbert, George J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ginis, Robert E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Gougler, Frederick A.	The Northern Trust Company	Vice President
Vice President

Graham, Katherine D.	The Northern Trust Company	Vice President
Vice President

Gray, Robert Scott	The Northern Trust Company	Vice President
Vice President

Greene, Anne Marie	The Northern Trust Company	Vice President
Vice President

Griffin, Michelle D.	The Northern Trust Company	Vice President
Vice President

Grove, Gail M.	The Northern Trust Company	Vice President
Vice President

Hammer, Alice S.	The Northern Trust Company	Vice President
Vice President

Hance, Geoffrey M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hare, William A.	The Northern Trust Company	Vice President
Vice President

Hawkins, Sheri Barker	The Northern Trust Company	Vice President
Vice President

Hausken, Philip Dale	The Northern Trust Company	Senior Vice President
Senior Vice President

Hiemenz, Kent C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hill, Susan	The Northern Trust Company	Senior Vice President
Senior Vice President

Hockley, Jackson L.	The Northern Trust Company	Vice President
Vice President

Holland, Jean-Pierre	The Northern Trust Company	Vice President
Vice President

Honig, Bruce S.	The Northern Trust Company	Vice President
Vice President

Hyatt, William E.	The Northern Trust Company	Vice President
Vice President

Inzunza, Richard John	The Northern Trust Company	Vice President
Vice President

Iscra, Daniel P.	The Northern Trust Company	Vice President
Vice President

Iwanicki, John Nicholas	The Northern Trust Company	Senior Vice President
Senior Vice President

Johnson, Amy L.	The Northern Trust Company	Vice President
Vice President

Johnston, Barbara M.	The Northern Trust Company	Vice President
Vice President

Jones, Scott Craven	The Northern Trust Company	Senior Vice President
Senior Vice President

Jordan, Robin R.	The Northern Trust Company	Vice President
Vice President

Joves, Evangeline Mendoza	The Northern Trust Company	Vice President
Vice President

Kemp, Glenn Edward	The Northern Trust Company	Vice President
Vice President

Kent, Stephen Krider	The Northern Trust Company	Senior Vice President
Senior Vice President

Kenzer, David T.	The Northern Trust Company	Vice President
Vice President

King III, Archibald E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Knapp, William M.	The Northern Trust Company	Senior Vice President

Senior Vice President
Koch, Deborah L.	The Northern Trust Company	Vice President
Vice President

Kollannur, Robin Raphael	The Northern Trust Company	Vice President
Vice President

Korytowski, Donald H.	The Northern Trust Company	Vice President
Vice President

Kotsogiannis, Nikolas	The Northern Trust Company	Vice President
Vice President

Krauter, Michael L.	The Northern Trust Company	Vice President
Vice President

Krieg, John L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Krull, Gerald M.	The Northern Trust Company	Vice President
Vice President

Kuhl, Gregory M.	The Northern Trust Company	Vice President
Vice President

Laciak, Therese M.	The Northern Trust Company	Vice President
Vice President

Lamphier, Matthew E.	The Northern Trust Company	Vice President
Vice President

Laughlin, Roberta J.	The Northern Trust Company	Vice President
Vice President

Leo, John B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lorenz, Philip D.	The Northern Trust Company	Vice President
Vice President

Lucas, Michael L.	The Northern Trust Company	Vice President
Vice President

Ludwig, Jeanne M.	The Northern Trust Company	Vice President
Vice President

Lyons, William A.	The Northern Trust Company	Vice President
Vice President

Marchese, Peter	The Northern Trust Company	Vice President
Vice President

Marshe, Daniel James	The Northern Trust Company	Vice President
Vice President

Mastantuono, Deborah A.	The Northern Trust Company	Vice President
Vice President

Matturi, Alexander J., Jr.	Northern Trust Bank, N.A.	Senior Vice President
Senior Vice President

McCart, Mary Jane	The Northern Trust Company	Senior Vice President
Senior Vice President

McDonald, James D.	The Northern Trust Company	Senior Vice President
Senior Vice President

McGregor, Timothy T.	The Northern Trust Company	Senior Vice President
Senior Vice President

McInerney, Joseph W.	The Northern Trust Company	Vice President
Vice President

Mecca, Melinda S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mehta, Ashish R.	The Northern Trust Company	Vice President
Vice President

Mendel, Roger A.	The Northern Trust Company	Vice President
Vice President

Meservey, Marilyn J.	The Northern Trust Company	Vice President
Vice President

Michaels, Peter M.	The Northern Trust Company	Vice President
Vice President

Misenheimer, Eric	The Northern Trust Company	Senior Vice President
Senior Vice President

Mitchell, Robert G.	The Northern Trust Company	Vice President
Vice President

Muench, Scott O.	Northern Trust Bank, N.A.	Vice President
Vice President

Murphy, Shaun Daniel	The Northern Trust Company	Vice President
Vice President

Musial, Tim	The Northern Trust Company	Vice President
Vice President

Musick, J. Scott	The Northern Trust Company	Vice President
Vice President

Myre, Matthew L.	The Northern Trust Company	Vice President
Vice President

Nellans, Charles J.	The Northern Trust Company	Vice President
Vice President

Nelligan, Barbara	The Northern Trust Company	Vice President
Vice President

Novicki, Amy D.	The Northern Trust Company	Senior Vice President
Senior Vice President

O’Brien, Thomas E.	The Northern Trust Company	Vice President
Vice President

O’Connor, Eileen M.	The Northern Trust Company	Vice President
Vice President

O’Donnell, Kevin Joseph	The Northern Trust Company	Vice President
Vice President

O’Shaughnessy, Kevin J.	The Northern Trust Company	Vice President
Vice President

Pero, Perry R.	The Northern Trust Company	Vice Chairman/Head of
Director	and Northern Trust Corporation	Corporate Risk Management

Peterson, C. Richard	The Northern Trust Company	Vice President
Vice President

Pollak, Donald R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Potter, Stephen N.	The Northern Trust Company	Executive Vice President
Director

Pries, Katie D.	The Northern Trust Company	Vice President
Vice President

Quinn, Patrick D.	The Northern Trust Company	Vice President
Vice President

Rakowski, Andrew F.	The Northern Trust Company	Vice President
Vice President

Ranaldi, Anna Maria	The Northern Trust Company	Vice President
Vice President

Reeder, Brent D.	The Northern Trust Company	Vice President
Vice President

Renaud, Donna Lee	The Northern Trust Company	Vice President
Vice President

Ringo, Wesley L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rivera, Maria	Northern Trust Bank, N.A.	Vice President
Vice President

Robertson, Alan W.	The Northern Trust Company	Senior Vice President
Director & Senior Vice President

Robertson, Colin A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rocha, Heatehr Parkes	The Northern Trust Company	Vice President
Vice President

Rochford, Kevin J.	The Northern Trust Company	Senior Vice President
Director & Senior Vice President

Rose, Henry Peter	The Northern Trust Company	Vice President
Vice President

Rowohlt, Tehresa Marie	The Northern Trust Company	Vice President
Vice President

Runquist, Lori Rae	The Northern Trust Company	Senior Vice President
Senior Vice President

Sagraves, Barry	The Northern Trust Company	Senior Vice President
Director and	NTGIE	Senior Vice President
Senior Vice President

Sanchez, Vanessa M.	The Northern Trust Company	Vice President
Vice President

Santiccioli, Steven J.	Northern Trust Bank, N.A.	Vice President
Vice President

Schoenfeld, Steven Andrew	The Northern Trust Company	Senior Vice President
Senior Vice President

Schweitzer, Eric K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Seward, Richard Raymond	The Northern Trust Company	Vice President
Vice President

Short, Robert C.	The Northern Trust Company	Vice President
Vice President

Skowron, Gail A.	The Northern Trust Company	Vice President
Vice President

Southworth, Theodore T.	The Northern Trust Company	Senior Vice President
Senior Vice President

Spears, Curtis L.	The Northern Trust Company	Vice President
Vice President

Stark, Barrry C.	The Northern Trust Company	Vice President
Vice President

Streed, Robert N.	The Northern Trust Company	Senior Vice President
Senior Vice President

Stefani, Deborah Boyer	The Northern Trust Company	Vice President
Vice President

Sullivan, Carol H.	The Northern Trust Company	Vice President
Vice President

Syring, Ann F.	The Northern Trust Company	Vice President
Vice President

Szaflik, Carolyn B.	Northern Trust Bank, N.A.	Vice President
Vice President

Szymanek, Frank D.	The Northern Trust Company	Vice President
Vice President

Taylor, Brad L.	The Northern Trust Company	Vice President
Vice President

Tetrault, Jr., William J.	The Northern Trust Company	Vice President
Vice President

Tome, Craig E.	The Northern Trust Company	Vice President
Vice President

Toms, Matthew	The Northern Trust Company	Vice President
Vice President

Toth, Terence J.	The Northern Trust Company	President
Director and President

Touhey, Gerard Michael	The Northern Trust Company	Vice President
Vice President

Trethaway, Jennifer Kamp	The Northern Trust Company	Senior Vice President
Senior Vice President

Turner, Betsy Licht	The Northern Trust Company	Vice President
Vice President

Vardas, Michael A.	The Northern Trust Company	Senior Vice President
Senior Vice President and Director

Van Liew, Kristina Marie	The Northern Trust Company	Senior Vice President
Senior Vice President

Vigsnes II, Richard Allan	The Northern Trust Company	Vice President
Vice President

Waddell, Frederick H.	The Northern Trust Company	President, C&IS
Director

Walker, Sharon M.	Northern Trust Bank, N.A.	Vice President
Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive
Vice President

Wetter, Steven R.	The Northern Trust Company	Vice President
Vice President

Wilken, Heather Ryan	The Northern Trust Company	Vice President
Vice President

Wilkins, Anthony E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Winters, Marie C.	The Northern Trust Company	Vice President
Vice President

Wong, Kai Yee	Northern Trust Bank, N.A.	Vice President
Vice President

Wosneski, Keith A.	The Northern Trust Company	Vice President
Vice President

Wright, Mary Kay	The Northern Trust Company	Vice President
Vice President

Zutshi, Ajay	The Northern Trust Company	Vice President
Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a SEC-registered investment adviser. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS is a California limited partnership that provides investment advice and investment management services to mutual funds, private investment funds, institutions and high net worth individuals.

Randy Hecht

Randy Hecht is the Chairman and co-Chief Executive Officer of RS Investments. He joined Robertson, Stephens & Company (RS&Co) in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Randy was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. Prior to working at RS&Co., Randy was the chief financial officer of Futures Trading Incorporated from 1978-1983. Randy holds a B.S. in finance from the University of California at Berkeley and is a Certified Public Accountant.

Terry Otton

Terry Otton is the Chief Operating Officer and co-Chief Executive Officer of RS Investments. Prior to joining the firm in April 2004, Terry had served as a Managing Director of the M&A practice at Putnam Lovell NBF Group Inc., an investment banking firm focused on the investment management industry since 2001. Previously, Terry spent over 10 years as the CFO of Robertson, Stephens & Co. (RS&Co.) and Robertson Stephens Investment Management (RSIM), the predecessor of RS Investments. Terry was one of the original principals who established RS’ mutual fund business in 1987 and served as its CFO until it became an independent, employee-owned firm in 1999. Terry holds a B.S. in Business Administration from the University of California at Berkeley and is a Certified Public Accountant.

Ben Douglas

Ben Douglas is the General Counsel to RS Investments. Prior to joining the firm in 2003, Ben was Vice President and Senior Counsel at Charles Schwab Investment Management. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP and Vice President of IntelliTrans. Ben holds a J.D. and M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John Sanders

John Sanders is the Chief Compliance Officer of RS Investments. Prior to joining the firm in February 2004, he had served as the Director of Compliance and Co-COO for Husic Capital Management in San Francisco since 2000. Previously, he was the Equity Compliance Director at Banc Boston Robertson Stephens. He began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976 he joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the Director of Compliance and Operations.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Andrew A. Davis

(6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and Selected Funds.

Christopher C. Davis

(7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Chairman of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and the Selected Funds.

Kenneth C. Eich

(8/14/53), Office in Tucson, Arizona. Chief Operating Officer of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Executive Vice President and Principal Executive Officer of each of the Davis Funds and the Selected Funds.

Russell O. Wiese

(1966), Office in New York, New York. Chief Marketing Officer of DSA. Also serves as an officer for various entities affiliated with DSA.

Gary Tyc

(1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of DSA. Also serves as an officer for various entities affiliated with DSA.

Sharra L. Reed

(1966), Office in Tucson, Arizona. Vice President of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Principal Accounting Officer and Vice President of each of the Davis Funds and Selected Funds.

Thomas D. Tays

(1957), Office in Tucson, Arizona. Vice President, Chief Legal Officer and Secretary of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Secretary and Vice President of each of the Davis Funds and Selected Funds.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a wholly owned subsidiary of T. Rowe Price Finance, Inc., was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

T. Rowe Price Global Investment Services Limited (“Global Investment Services”) an English corporation, was incorporated in 2000 and a wholly owned subsidiary of Group. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors. Global Investment Services is an SEC registered investment adviser under the Investment Advisers Act of 1940 and is also registered with the U.K. Financial Services Authority.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), an English corporation, was incorporated in 1999, and is a wholly owned subsidiary of Group. Global Asset Management is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management is also registered with the U.K. Financial Services Authority and provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

T. Rowe Price Associates Foundation, Inc. (the “Foundation”) was incorporated in 1981 (and is not a subsidiary of Price Associates). The Foundation’s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions and volunteer service T. Rowe Price employees give to qualifying organizations of their choice are matched according to established guidelines.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non qualified employee benefit plans, individual retirement accounts, and common trust funds.

T. Rowe Price Investment Technologies, Inc. (“Investment Technologies”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1996. Investment Technologies owns the technology rights, hardware, and software of Price Associates and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership organized in 1995 which invests in private financings of emerging growth companies.

T. Rowe Price Stable Asset Management, Inc. (“Stable Asset Management”) was incorporated in Maryland in 1988 as a wholly owned subsidiary of Price Associates. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed-income securities.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. TRP Canada is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission, as a non-Canadian Adviser, Investment Counsel, and Portfolio Manager to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Directors of T. Rowe Price Group, Inc.

JAMES T. BRADY, Director of T. Rowe Price Group, Inc. Mr. Brady is managing director of Mid Atlantic, Ballantrae International, Ltd., a management consulting firm; Aether Systems, Inc., a provider of wireless and mobile data products and services; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. AL FRED BROADDUS, JR., Director of T. Rowe Price Group, Inc. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/ surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 701 East Byrd Street, Richmond, Virginia 23219.

D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett’s address is 13-14 Stanley Crescent, London W11 2NA, England.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

DR. ALFRED SOMMER, Director of T. Rowe Price Group, Inc. Dr. Sommer is dean of the Johns Hopkins Bloomberg School of Public Health and professor of ophthalmology, epidemiology, and international health; Director of the Academy for Educational Development and of Becton Dickinson, a medical technology company; Chairman of the Expert Group on Health of the World Economic Forum’s Global Governance Initiative and of the International Vitamin A Consultative Group Steering Committee; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room 1041, Baltimore, Maryland 21205.

DWIGHT S. TAYLOR, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of Corporate Development Services, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Mr. Taylor’s address is 8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Mrs. Whittemore’s address is One James Center, Richmond, Virginia 23219.

All of the following directors of Group are employees of Price Associates:

EDWARD C. BERNARD, Director and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Advisory Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

JAMES A.C. KENNEDY, Director and Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Threshold Fund Associates, Inc.; Director and President of T. Rowe Price Strategic Partners Associates, Inc.

JAMES S. RIEPE, Vice Chairman of the Board, Director, and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates, Inc. and T. Rowe Price Stable Asset Management, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board, Director, and President of T. Rowe Price (Canada), Inc.; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Insurance Agency, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., TRP Suburban Third, Inc., TRPH Corporation, and T. Rowe Price Advisory Services, Inc.; Director and President of TRP Distribution, Inc.

GEORGE A. ROCHE, Chairman of the Board, Director, and President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Chief Investment Officer, Director, and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Trust Company

Additional Executive Officers

KENNETH V. MORELAND, Chief Financial Officer and Vice President of T. Rowe Price Group, Inc.; Chief Financial Officer of T. Rowe Price Associates, Inc.; Director of TRP Finance, Inc.; President of TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors and executive officers of Harris Associates have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris Associates or its predecessors. Harris Associates Inc. (“HAI”) is HALP’s general partner. HALP is affiliated with and a limited partner of Harris Associates Securities L.P. (“HASLP”), a broker-dealer. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2004 and Principal Occupation(s) during the Past Five Years.

PETER S. VOSS. 58. Chairman and Chief Executive Officer, IXIS Asset Management Group, President and Chief Executive Officer, IXIS Asset Management North America L.P., formerly named CDC IXIS Asset Management North America L.P. (investment management), Chairman of the Management Board, IXIS Asset Management; Director, Harris Associates Inc., Address: c/o IXIS Asset Management Group, 399 Boylston Street, Boston, Massachusetts 02116.

ROBERT LEVY. 54. Chairman, HAI, Chief Investment Officer, HALP, since 2001; President and Chief Executive Officer, HAI, HALP and HASLP, 1997-2002; Portfolio Manager, HALP.

HENRY R. BERGHOEF. 55. Director of Domestic Research, since January 2003; Vice President and Analyst and Portfolio Manager, Associate Director of Research, 2001-2002.

DAVID G. HERRO. 44. Director, HAI, Chief Investment Officer, International Equity, since 2003; Portfolio Manager, and Analyst, HALP.

JOHN R. RAITT. 50. Director, HAI, President and Chief Executive Officer of HAI, HALP and HASLP, since January 2003; Vice President, Chief Operating Officer, HALP, 2001-2003; Director of Research, 1998-2003, and Associate Director of Research, HALP prior thereto; Analyst, HALP.

JANET L. REALI. 53. Vice President, General Counsel, and Secretary, HAI, HALP and HASLP, since 2001. Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker-dealer).

KRISTI L. ROWSELL. 38. Director, Treasurer, Chief Financial Officer, HAI and HASLP, since 1999; Chief Financial Officer, HALP and HASLP, since 1999.

FLOYD J. BELLMAN. 48. Vice President, HAI, since 1999; Portfolio Manager, HALP, since 1995.

G. NEAL RYLAND. 63. Director, HAI, since 2000; Executive Vice President and CFO, IXIS Asset Management US LLC, since 2000. Address: c/o IXIS Asset Management Group, 399 Boylston Street, Boston, Massachusetts 02116.

FIDELITY MANAGEMENT & RESEARCH COMPANY (“FMR”)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d	Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR and FMRC.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and a fund advised by FMR.

John H. Carlson	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR, FMRC, and funds advised by FMR (2003).

James Catudal	Vice President of FMR and FMRC.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed–Income funds advised by FMR.

Timothy Cohen	Vice President of FMR and FMRC (2003).

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR and FMRC (2003).

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.

William Eigen	Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMR and FMRC (2003).

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributors Corporation (FDC); Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

James Harmon	Vice President of FMR and FMRC.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR and FMRC (2003).

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMR and FMRC (2003).

William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Jeffery Kerrigan	Vice President of FMR and FMRC (2003).

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR and FMRC.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Vice President of FMR and FMRC.

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR and FMRC (2003).

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Charles S. Morrison	Vice President of FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM and Bond funds advised by FMR (2003).

David L. Murphy	Vice President of FMR and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR and FMRC (2003).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter	Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR and FMRC.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy	Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR and FMRC (2003).

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and a fund advised by FMR.

Ellen Wilson	Vice President of FMR (2003).

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub–Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMRC, FMR, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMRC and FMR.

Paul Antico	Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani	Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert Bertelson	Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder	Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMRC, FMR, and a fund advised by FMR.

John H. Carlson	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC, FMR, and funds advised by FMR (2003).

James Catudal	Vice President of FMRC and FMR.

Ren Y. Cheng	Vice President of FMRC, FMR and funds advised by FMR.

C. Robert Chow	Vice President of FMRC, FMR, and a fund advised by FMR.

Timothy Cohen	Vice President of FMRC and FMR (2003).

Katherine Collins	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Michael Connolly	Vice President of FMRC and FMR.

Matthew Conti	Vice President of FMRC and FMR (2003).

William Danoff	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMRC and FMR (2003).

Scott E. DeSano	Senior Vice President of FMRC and FMR.

Penelope Dobkin	Vice President of FMRC, FMR, and a fund advised by FMR.

Julie Donovan	Vice President of FMRC and FMR (2003).

Walter C. Donovan	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Bettina Doulton	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen	Vice President of FMRC and FMR.

Bahaa Fam	Vice President of FMRC, FMR, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMRC and FMR (2003).

Richard B. Fentin	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMRC and FMR (2003).

Karen Firestone	Vice President of FMRC, FMR, and funds advised by FMR.

Jay Freedman	Assistant Clerk of FMRC, FMR and FDC; Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

Bart A. Grenier	Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMRC and FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMRC and FMR (2003).

Karen Hammond	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

James Harmon	Vice President of FMRC and FMR.

Lionel Harris	Previously served as Vice President of FMRC and FMR (2003).

Ian Hart	Vice President of FMRC, FMR and funds advised by FMR.

Timothy Heffernan	Vice President of FMRC and FMR (2003).

Thomas Hense	Vice President of FMRC and FMR.

Cesar Hernandez	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan	Vice President of FMRC and FMR.

Rajiv Kaul	Vice President of FMRC and FMR (2003).

Steven Kaye	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMRC and FMR (2003).

William Kennedy	Vice President of FMRC, FMR, and funds advised by FMR.

Jeffrey Kerrigan	Vice President of FMRC and FMR (2003).

Harry W. Lange	Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank	Vice President of FMRC and FMR.

Maxime Lemieux	Vice President of FMRC and FMR.

Harris Leviton	Vice President of FMRC, FMR, and funds advised by FMR.

Douglas Lober	Vice President of FMRC and FMR (2003).

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert B. MacDonald	Vice President of FMRC and FMR.

Richard R. Mace	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and funds advised by FMR.

Christine McConnell	Vice President of FMRC and FMR (2003).

Kevin McCarey	Vice President of FMRC, FMR, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and a fund advised by FMR.

Jeffrey Mitchell	Vice President of FMRC and FMR (2003).

Mark Notkin	Vice President of FMRC, FMR, and funds advised by FMR.

Scott Offen	Vice President of FMRC and FMR (2003).

Stephen Petersen	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMRC and FMR.

Alan Radlo	Vice President of FMRC and FMR.

Larry Rakers	Vice President of FMRC and FMR.

Kennedy Richardson	Vice President of FMRC and FMR.

Eric D. Roiter	Vice President, General Counsel, and Secretary of FMRC and FMR; Secretary of funds advised by FMR;; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Louis Salemy	Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Peter Saperstone	Vice President of FMRC and FMR.

Beso Sikharulidze	Vice President of FMRC, FMR, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Susan Sturdy	Assistant Clerk of FMRC, FMR, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor	Vice President of FMRC and FMR.

Victor Thay	Vice President of FMRC and FMR (2003).

Yoko Tilley	Vice President of FMRC and FMR.

Joel C. Tillinghast	Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Jennifer Uhrig	Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR.

J. Gregory Wass	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant	Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

MAZAMA CAPITAL MANAGEMENT, INC. (“MAZAMA”)

The following are the names of the principal executive officers of Mazama and their positions with Mazama and other entities.

Executive Management

Ronald A. Sauer

CEO/Chief Investment Officer/Senior Portfolio Manager

Investment experience: since 1980

Mr. Sauer is the founder of Mazama Capital Management. He oversees the investment process and is the lead portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products. Mr. Sauer has been active in small and mid cap investing since 1980. In his role as President and Director of Research for Black & Company, Ron spent 14 years assisting small and mid cap managers with stock selection. Mr. Sauer earned his BA Finance from the University of Oregon in 1980.

Brian P. Alfrey

EVP/Chief Operating Officer

Investment Experience: since 1987

Mr. Alfrey is a co-founder of Mazama Capital Management and oversees all aspects of the firm’s operation, responsible for business administration, operational infrastructure, personnel, finance and compliance for the firm. Prior to joining Mazama he was a Regional Vice President for Qualivest Mutual Funds (BISYS, Inc.) where he was responsible for distribution and marketing. Mr. Alfrey helped launch Qualivest’s successful mutual fund family in 1994, which surpassed $2.5 billion in assets during his tenure. Earlier, he worked as the Compliance Officer for US Bancorp’s Securities Division and as a Registered Representative and Investment Executive for Paine Webber. Brian earned his BS Economics from Portland State University.

Stephen C. Brink, CFA

SVP/Portfolio Manager/Director of Research

Investment Experience: since 1977

Mr. Brink is a co-founder of Mazama Capital Management. He is primarily responsible for research information flow and quality at Mazama Capital Management and makes significant contributions to the security selection and portfolio management process. Mr. Brink provides a solid analytical foundation, developed from his extensive experience in the investment industry. Steve began as a research analyst covering public and private small companies with Willamette Management. He joined US Trust in 1984, later becoming its Chief Investment Officer responsible for the investment advisory services for over $1.5 billion in client assets. Steve left US Trust in 1997 to join Mazama Capital Management. Steve earned his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

Jill R. Collins

Senior VP Marketing & Client Service

Investment Experience: since 1987

Ms. Collins is a co-founder of Mazama Capital Management and leads the marketing and client service efforts for Mazama Capital Management. Prior to joining Mazama, Jill spent 9 years with Marsh & McLennan, Inc., where she focused on large, corporate clients. As Senior Vice President at Marsh & McLennan, she was responsible for building the company’s West Coast sales organization and leading its efforts to attract and retain new institutional clients. Jill earned her Bachelor of Architecture degree from the University of Oregon in 1981.

Helen M. Degener

Strategic Advisor

Investment Experience: since 1966

Firm Experience: since 1999

Mrs. Degener reviews the investment team activities, portfolio construction and sector allocation decisions for the firm. A close colleague of Ron Sauer’s since 1984, Mrs. Degener has been active in small & mid cap investing since 1970. Formerly Senior Vice President & Portfolio Manager for Fiduciary Trust and Vice President & Portfolio Manager for J.P. Morgan, Helen has a well established track record for managing billions in small and mid cap portfolios during her career. Helen earned her BA in Economics from Lake Erie College in 1963.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

The following are the names of the members of the Board of Directors and the principal executive officer of Alliance Capital and their positions with Alliance Capital and its affiliated entities.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Alliance Capital Management Holding L.P. Limited Partner of Alliance Capital	—	—

Alliance Capital Management Corporation (“ACMC”) General Partner of Alliance Capital	Alliance Capital Management Holding L.P.	General Partner

AXA Equitable Life Insurance Company (“AELIC”) Parent of General Partner	—	—

AXA Financial, Inc. (“AXF”) Parent of AELIC	—	—

Dominique Carrel-Billiard Director	AXA	Senior Vice President

Henri de Castries Director	AXA	Chairman, Management Board

	AELIC	Director

	AXF	Chairman of the Board

Christopher M. Condron Director	AXF	Director, President, Chief Executive Officer

	AELIC	Chairman, Chief Executive Officer

	AXA	Member of the Management Board

Denis Duverne Director	AXA	Chief Financial Officer

Name and Position With Investment Adviser	Other Company	Position With Other Company
	AELIC	Director
Roger Hertog Vice Chairman/Director

Benjamin Duke Holloway Director	The Continental Companies	Consultant

	ACMC	Director

W. Edwin Jarmain Director	Jarmain Group Inc.	President

	AXA	Director

	ELAS	Director

Gerald M. Lieberman President and Chief Operating Officer

Nicolas Moreau Director	AXA Investment Managers	Chief Executive Officer

Lewis A. Sanders Chairman of the Board and Chief Executive Officer/Director

Lorie Slutsky	The New York Community Trust	President

Peter J. Tobin Director	St. John’s University	Special Assistant to the President

	AXF	Director

Stanley B. Tulin Director	AXF	Vice Chairman & Chief Financial Officer

	AELIC	Director, Vice Chairman and Chief Financial Officer
	AXA	Member of the Executive Committee

Name and Position With Investment Adviser	Other Company	Position With Other Company
Lawrence H. Cohen Executive Vice President and Chief Technology Officer

Laurence E. Cranch Executive Vice President and General Counsel

Sharon Fay Executive Vice President

Marilyn Fedak Executive Vice President

Mark Gordon Executive Vice President

Thomas S. Hexner Executive Vice President

Mark R. Manley Senior Vice President and Chief Compliance Officer

Seth Masters Executive Vice President

Marc Mayer Executive Vice President

Doug Peebles Executive Vice President

Jeff Phlegar Executive Vice President

James Reilly Executive Vice President

Paul Rissman Executive Vice President

Lisa Shalett Executive Vice President

David Steyn Executive Vice President

Christopher Toub Executive Vice President

CLOVER CAPITAL MANAGEMENT (“CLOVER”)

The following are the names of the principal executive officers of Clover and their positions with Clover and its affiliated entities are:

Michael E. Jones, CFA (Officer - President and Director) Mike is THE Chief Executive Officer and a co-founder of the Firm. Mike’s primary role is Chief Investment Officer, where he oversees the Firm’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mike conducts equity research in the Health Care and Consumer Discretionary sectors.

Stephen J. Carl, Esq. (Officer - Secretary & Treasurer and Director) Steve is the Firm’s Chief Operating Officer, overseeing the Firm’s Operations, Legal/Compliance and the Sales/Marketing efforts. After practicing law privately for several years, Steve became Legal Counsel to a Family of Companies, including two investment advisors, a mutual fund complex and a trust company. He joined Clover Capital in 2000, broadening his horizons by assuming business and client service responsibilities on top of his legal/compliance functions.

James G. Gould, CPA (Director) Jim was Vice President of Marketing and Client Services at Clover from 1987-2000, until he founded WealthCFO, LLC in 2000, known since late 2002 as Alesco Advisers, LLC.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP (“Wellington Management”) is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth Lee Abrams Partner	—	—

Nicholas Charles Adams Partner	—	—

Rand Lawrence Alexander Partner	—	—

Deborah Louise Allinson Partner	—	—

Steven C. Angeli Partner	—	—

James Halsey Averill Partner	—	—

John F. Averill Partner	—	—

Karl E. Bandtel Partner	—	—

David W. Barnard Partner	—	—

Mark James Beckwith Partner	—	—

James A. Bevilacqua Partner	—	—

Kevin J. Blake Partner	—	—

William Nicholas Booth Partner	—	—

John A. Boselli Partner

Michael J. Boudens Partner	—	—

Edward P. Bousa Partner

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John V. Brannen Partner

Paul Braverman Partner	—	—

Robert A. Bruno Partner	—	—

Michael T. Carmen Partner	—	—

Maryann Evelyn Carroll Partner	—	—

William R.H. Clark Partner	—	—

Cynthia M. Clarke Partner	—	—

Richard M. Coffman Partner	—	—

John DaCosta Partner	—	—

Pamela Dippel Partner	—	—

Scott M. Elliott Partner	—	—

Robert Lloyd Evans Partner	—	—

David R. Fassnacht Partner	—	—

Hollis French Partner

Lisa de la Fuente Finkel Partner	—	—

Mark T. Flaherty Partner	—	—

Laurie Allen Gabriel Managing Partner	—	—

Ann C. Gallo Partner	—	—

Bruce L. Glazer Partner

Subbiah Gopalraman Partner	—	—

Paul J. Hamel Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
William J. Hannigan Partner	—	—

Lucius Tuttle Hill, III Partner	—	—

James P. Hoffmann Partner	—	—

Jean M. Hynes Partner	—	—

Steven T. Irons Partner	—	—

Mark D. Jordy Partner

Paul David Kaplan Partner	—	—

Lorraine A. Keady Partner	—	—

John Charles Keogh Partner	—	—

George Cabot Lodge, Jr. Partner	—	—

Nancy Therese Lukitsh Partner	—	—

Mark Thomas Lynch Partner	—	—

Norman L. Malcolm Partner

Mark D. Mandel Partner	—	—

Christine Smith Manfredi Partner	—	—

Lucinda M. Marrs Partner

Earl Edward McEvoy Partner	—	—

Matthew Edward Megargel Partner	—	—

James Nelson Mordy Partner	—	—

Diane Carol Nordin Partner	—	—

Stephen T. O’Brien Partner	—	—

Andrew S. Offit Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Paul Owens Partner	—	—

Saul Joseph Pannell Partner	—	—

Thomas Louis Pappas Partner	—	—

Jonathan Martin Payson Partner	—	—

Philip H. Perelmuter Partner	—	—

Robert Douglas Rands Partner	—	—

Jamie A. Rome Partner

James Albert Rullo Partner	—	—

John Robert Ryan Managing Partner	—	—

Joseph Harold Schwartz Partner	—	—

James H. Shakin Partner	—	—

Theodore Shasta Partner	—	—

Andrew J. Shilling Partner	—	—

Binkley Calhoun Shorts Partner	—	—

Scott E. Simpson Partner	—	—

Trond Skramstad Partner	—	—

Stephen Albert Soderberg Partner	—	—

Haluk Soykan Partner	—	—

Kent M. Stahl Partner

Eric Stromquist Partner	—	—

Brendan James Swords Partner	—	—

Harriett Tee Taggart Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Frank L. Teixeira Partner	—	—

Perry Marques Traquina Managing Partner	—	—

Nilesh P. Undavia Partner	—	—

Kim Williams Partner	—	—

Itsuki Yamashita Partner	—	—

David S. Zimble Partner	—	—

Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is 80 Raffles Place, #15-01, UOB Plaza 1, Singapore 048624. The principal business address for Wellington Global Investment Management Limited is Suite 4206, Two Exchange Square, Central, Hong Kong. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

SANDS CAPITAL MANAGEMENT, INC. (“SANDS”)

Sands Capital Management, Inc. is located at:

1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

List below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors, or general partners of Sands Capital:

Name	Title/Principal Occupation	Address
Frank M. Sands, Sr., CFA	Chairman, CEO, Chief Investment Officer, Director (Since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Frank M. Sands, Jr., CFA	President, Director of Research, Director (since 7/00); formerly Principal, Research Analyst, Portfolio Manager—Fayez Sarofim & Co.	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

William L. Johnson	Senior Vice President (since 2/92)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Marjorie R. Sands	Director (since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Robert C. Puff, Jr.	Vice Chairman, Director (since 7/02); Formerly Chief Investment Officer of American Century Investment Management, Inc.	8 Davis Head Rd., Marblehead, MA 01945

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN”)

BRUCE D. ALBERTS

21 Years Experience

EXPERIENCE:

•	Western Asset Management Company - Director of Finance, 1999-

•	Southbrook Corporation - Vice President, Finance, 1993-1999

•	Nansay USA, Inc. - Chief Financial Officer, 1988-1993

•	Paris Audio - Chief Financial Officer, 1987-1988

•	Deloitte & Touche - Audit Supervisor, 1984-1987

EDUCATION:

•	Anderson Graduate School of Management, UCLA, M.B.A.

•	University of California, Santa Barbara, B.A.

•	Certified Public Accountant

•	Certified Valuation Analyst

BRETT B. CANON

18 Years Experience

EXPERIENCE:

•	Western Asset Management Company - Director of Operations, 1995-

•	Kleinwort Benson Capital Management Inc. - Assistant Vice President, Finance, 1992-1995
•	Deloitte & Touche – Audit Supervisor, 1987-1991

EDUCATION:

•	California State University, Northridge, B.S.

•	Certified Public Accountant

D. DANIEL FLEET

20 Years Experience

EXPERIENCE:

•	Western Asset Management Company - Director of Risk Management/Analytics, 1999-

•	Wells Fargo & Company - Vice President, Private Banking, 1997-1998

•	Dresdner Kleinwort Benson - Director, Treasury Marketing, 1992-1996

•	Security Pacific Investment Managers - Vice President, Marketing, 1988-1991

•	SEI Corporation - Consultant, 1985-1988

EDUCATION:

•	The Wharton School, University of Pennsylvania, M.B.A.

•	University of California, Los Angeles, B.A.

JAMES W. HIRSCHMANN

24 Years Experience

EXPERIENCE:

•	Western Asset Management Company - President & Chief Executive Officer, 1989-

•	Financial Trust Company - Director of Marketing, 1988-1989

•	Atalanta/Sosnoff Capital Corporation - Vice President, Marketing, 1986-1988

•	United States Lines, Inc. - District Manager - Asia, 1983-1986

•	Qualex Corporation - Cost Analyst, 1982-1983

•	Western Savings Bank - Auditor, 1981-1982

EDUCATION:

•	Widener University, B.S.

GAVIN L. JAMES

24 Years Experience

EXPERIENCE:

•	Western Asset Management Company - Director of Global Client Service and Marketing, 1998-

•	J.P. Morgan Investment Management - Senior Portfolio Manager, 1990-1998

•	Mellon Bank - Head of Fixed Income Sales & Trading, 1987-1990

•	Drexel Burnham Lambert - Cross Markets Trader, 1981-1987

EDUCATION:

•	London, B.A. (Hons)

S. KENNETH LEECH

28 Years Experience

EXPERIENCE:

•	Western Asset Management Company - Chief Investment Officer, 1990-

•	Greenwich Capital Markets - Portfolio Manager, 1988-1990

•	The First Boston Corporation - Fixed Income Manager, 1980-1988

•	National Bank of Detroit - Portfolio Manager, 1977-1980

EDUCATION:

•	The Wharton School, University of Pennsylvania, M.B.A., B.S., B.A., 1972-1976

STEPHEN A. WALSH

24 Years Experience

EXPERIENCE:

•	Western Asset Management Company - Deputy Chief Investment Officer, 1991-

•	Security Pacific Investment Managers, Inc. - Portfolio Manager, 1989-1991

•	Atlantic Richfield Company - Portfolio Manager, 1981-1988

EDUCATION:

•	University of Colorado at Boulder, B.S.

Note: Western Asset experience reflects current position title and hire date.

EAGLE ASSET MANAGEMENT (“EAGLE”)

OTHER FUNDS MANAGED BY THE SUBADVISERS

The following table sets forth information relating to the other registered investment company portfolios for which the Subadvisers act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 11/30/04
Ohio National Fund Capital Growth Portfolio	0.59 upto $100 mil 0.55 next $100 mil 0.50 in excess of $200 mil	28,840,540.00

Jackson National Life Series Trust Small Cap Portfolio	0.60 upto $100 mil 0.55 next $100 mil 0.50 in excess of $200 mil	161,851,250.00

The table below lists the name, address, position with Eagle Asset Management and principal occupation during the past five years for the principal executive officers and directors of Eagle Asset Management

Name and Address*	Position with Eagle Asset Management. and Principal Occupation

Name	Position With Eagle	Principal Occupations
Thomas A. James	Director

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset

Management, Inc.

June 1985 to present - Mr. James is Chairman of the Board of Trustees of the Heritage

Family of Mutual Funds.

June 1985 to present - Mr. James is Director of Heritage Asset Management Inc..

Richard K. Riess	Chief Executive Officer

October 1996 to present - Mr. Riess is Chief Executive Officer of Eagle Asset Management, Inc.

May 1998 to present - Mr. Riess is Executive Vice President—Managing Director of Asset

Management of Raymond James Financial, Inc.

October 2000 to present - Mr. Riess is President of Heritage Family of Mutual Funds

April 2000 to present - Mr. Riess is Chief Executive Officer of Heritage Asset Management,

Inc. October 1996 to March 2000 - Mr. Riess was President of Eagle Asset Management, Inc

July 1988 to present - Mr. Riess is a Director of Eagle Asset Management, Inc.

June 1985 to present - Mr. Riess is a Director of Heritage Asset Management, Inc.

June 1985 to present - Mr. Riess is a Trustee for the Heritage Family of FundsP

Stephen G. Hill	President and Chief Operating Officer

December 2001 to present - Manager, EB Management I, LLC, general partner of investment limited partnership.

April 2000 to present - Mr. Hill is President and Chief Operating Officer of Eagle Asset

Management, Inc.

December 2000 to present - Manager, EA Management I, LLC, general partner of investment limited partnerships.

October 1998 to present - Mr. Hill is a Director of Awad Asset Management, Inc.

January 1995 to present - Mr. Hill is a Director of Eagle Asset Management, Inc.

December 1994 to present - Mr. Hill is a Director of Heritage Asset Management, Inc.

Richard Rossi	Executive Vice President

From October 1999 to Present - Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

Stephen W. Faber	Corporate Counsel	January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc. .

Damian D. Sousa	Chief Compliance Officer

August 2002 to present - Mr. Sousa is Vice President, Director of Compliance of Eagle Asset

Management, Inc.. February 2003 Mr. Sousa was appointed Chief Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant	Treasurer

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

*	The address of each person is 880 Carillon Parkway, St Petersburg, Florida, 33733.

SHAREHOLDER INFORMATION – American Skandia Trust – AST State Street Research Small Cap Growth Portfolio

As of February     , 2005 the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the AST State Street Research Small Cap Growth Portfolio.

As of February     , 2005, there were no owners, directly or indirectly, of more than 5% of the outstanding shares of the AST State Street Research Small Cap Growth Portfolio.

SHAREHOLDER INFORMATION – The Prudential Series Fund, Inc. – SP State Street Research Small Cap Growth Portfolio

As of February     , 2005 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of The Prudential Series Fund, Inc. - SP State Street Research Small Cap Growth Portfolio.

As of February     , 2005, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of The Prudential Series Fund, Inc. - SP State Street Research Small Cap Growth Portfolio were as follows:

Name	Address	Class	Shares/%

SALOMON BROTHERS ASSET MANAGEMENT, INC (“SALOMON BROTHERS”)

Salomon Brothers Asset Management, Inc (“Salomon Brothers”) is a registered investment adviser under the Advisers Act. Salomon Brothers serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Salomon Brothers have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Salomon Brothers or its predecessors. The business address of Salomon Brothers is 399 Park Avenue, New York, New York 10022. The following is a list of officers of Salomon Brothers and/or one of the following affiliated companies: Citigroup Global Markets Inc., Smith Barney Fund Management LLC, The Travelers Investment Management Company, Travelers Asset Management International Company, LLC, Travelers Investment Adviser, Inc. and Citi Fund Management Inc.

Peter Wilby

Michael Rosenbaum

Jeffrey Scott

Evan Merberg

Michael Even

John Cunningham

Michael Kagan

Kevin Kennedy

Ross Margolies

David Torchia

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (“GMO”)

The names and principal occupations of the current directors and principal executive officer of GMO are set forth as follows:

NAME AND POSITION	PRINCIPAL OCCUPATION
Christopher Darnell	Investment Director of GMO’s
Board Member and Partner	Quantitative Division

Arjun Divecha	Investment Director of GMO’s
Board Member and Partner	Emerging Markets Division

Scott Eston	Chief Operating Officer
Chief Operating Officer
and Partner

R. Jeremy Grantham	Founding Partner
Chairman of the Board and
Founding Partner

Jon Hagler	Board Member
Board Member and Partner

John Rosenblum	Board Member
Board Member and Partner

Ben Inker	Investment Director of GMO’s
Investment Director of GMO’s	Asset Allocation Division
Asset Allocation Division and
Partner

Tony Ryan	Head of Global Client Relations
Head of Global Client Relations	and Sales
and Sales and Partner

Ann Spruill	Investment Director of GMO’s
Board Member and Partner	International Active Division

Eyk Van Otterloo	Founding Partner
Board Member and
Founding Partner

Each of these individuals has a business address of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110.

COOKE & BIELER, L.P. (“COOKE & BIELER”)

SAMUEL H. BALLAM, III

Partner

Sam received his undergraduate degree from the University of Miami, then earned his M.B.A. from Northwestern University’s Kellogg Graduate School of Management with a double major in Finance and Accounting. Following ten years of corporate financial experience, Sam served as the Treasurer of Thomas Jefferson University overseeing in excess of $300 million of endowment and pension assets. From 1990 to 1997, he was Senior Vice President, Finance and Chief Financial Officer for Main Line Health, a multi-hospital system, with over $700 million in investment funds. An institutional client of Cooke & Bieler for 13 years, Sam joined the firm in 1997 to lead the client service and business development functions. He is a Certified Public Accountant (C.P.A.).

KERMIT S. ECK, CFA

Partner

Kermit graduated with distinction from Montana State University with a B.S. degree in Computer Science, where he was also a member and captain of the varsity tennis team. After receiving his M.B.A. from Stanford University’s Graduate School of Business he joined Cooke & Bieler in 1980. He left the firm in 1984 to become Director of Product Marketing for Eczel Corp., a computer products start-up company. From 1987 to 1992, Kermit was part of an investor group purchasing privately held companies, most recently serving as Executive Vice President of one of the businesses, Keystone Natural Water. Kermit rejoined Cooke & Bieler in 1992.

JOHN J. MEDVECKIS

Partner

John has thirty-three years of experience in the investment business. His undergraduate degree is in Economics from the University of Cincinnati. He taught investments for two years at Purdue University and was admitted to the Indianapolis Society of Financial Analyst. John was an Officer of the American Fletcher National Bank in Indianapolis where he managed individual trust accounts. He joined Cooke & Bieler in 1973. John is currently a Trustee of the Curtis Institute of Music, a Trustee of the Philadelphia Museum of Art, and a former Director of the U.S. Baltic Foundation. He serves on the Board of Advisors of the Annenberg Center at the University of Pennsylvania and the Visual Arts Committee of the U.S. Library of Congress. He is also a member of the Philadelphia Museum of Art and the Curtis Institute of Music Investment Committees and also Overseer of the University of Pennsylvania Museum of Archeology and Anthropology..

MICHAEL M. MEYER, CFA

Partner

Mike graduated from Davidson College cum laude in 1987 with distinction in Economics, where he was also a member and captain of the varsity tennis team. After working four years for Sterling Capital Management as an equity analyst and head equity trader, Mike attended The Wharton School of Business graduating with an M.B.A. degree in Finance in 1993. Mike joined Cooke & Bieler in 1993.

JAMES R. NORRIS

Partner

Jim earned a bachelor of science degree in Management from Guilford College where he graduated with high honors, first in his class. Jim received his M.B.A. from the University of North Carolina at Chapel Hill where he graduated in the top 5% of his class and was a recipient of the Dean’s Scholar Award. Following graduate school, he spent nearly 10 years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management before joining Cooke & Bieler in 1998.

R. JAMES O’NEIL, CFA

Partner

Jamie received his undergraduate degree cum laude with distinction in Economics from Colby College, where he was a member and captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at the Mellon Bank for three years before enrolling at the Harvard Business School and receiving his M.B.A. in 1988. He joined Cooke & Bieler in that year.

R. JAMES O’NEIL, CFA

Partner

Jamie received his undergraduate degree cum laude with distinction in Economics from Colby College, where he was a member and captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at the Mellon Bank for three years before enrolling at the Harvard Business School and receiving his M.B.A. in 1988. He joined Cooke & Bieler in that year.

BRUCE A. SMITH

Partner

Bruce graduated from the College of Wooster in 1976 with a bachelor of arts degree in Economics. He joined Cooke & Bieler as a research assistant in 1979 after working for the Union Carbide Corporation. After a leave of absence to earn an M.B.A. degree at the University of Michigan in 1984, Bruce returned to Cooke & Bieler.

MEHUL TRIVEDI, CFA

Partner

Mehul graduated magna cum laude with a dual degree from The Wharton School of Business and The College of Arts and Science from the University of Pennsylvania in 1993. He received a B.S. in Economics with concentration in Finance and Statistics, and a B.A. in International relations. After working as a fixed income financial analyst at Blackrock Financial Management and product manager at PNC Asset Management, Mehul attended The Wharton School of Business graduating with an M.B.A. degree in 1998. Mehul joined Cooke & Bieler in 1998 after serving as a summer intern in 1997.

EARNEST PARTNERS, LLC (“EARNEST”)

Names and positions of the principal executive officers and directors of EARNEST Partners as of December 31, 2004. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer

Matthew Bronfman	Partner and Director

James M. Wilson	Chief Compliance Officer

Item 27:	Principal Underwriters

(a) MML Distributors LLC is the General Distributor of the Trust Shares.

(b) MML Distributors, LLC is the general distributor for the Registrant.

The following are names and positions of Officers and Member Representatives of MML Distributors, LLC, One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013:

Peter G. Lahaie, President, Chief Executive Officer, Main OSJ Supervisor (since 5/9/2005) and Chief Financial Officer and Treasurer (since 10/15/2004), MML Distributors, LLC; Vice President, Chief Financial Officer and Treasurer (since 9/29/2004), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Thomas A. Monti, Member Representative (since 5/10/2005), MML Distributors, LLC; President and Director (since 10/23/2003), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Member Representative (since 5/10/2005), MassMutual Holding LLC; Corporate Vice President (since 7/1/2004), Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts 01111-0001.

Ronald E. Thomson, Vice President (since 5/1/1996), MML Distributors, LLC; Vice President (since 5/12/1997), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Matthew E. Winter, Executive Vice President (since 11/15/2001), MML Distributors, LLC; Chairman of the Board of Directors (since 9/14/2000), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Executive Vice President-Individual Insurance Group (since 2001), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 4/15/2004), Chief Legal Officer (since 9/2004) and Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Chief Legal Officer (since 9/29/2004), MML Investors Services, Inc. One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Second Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William F. Monroe, Jr., Vice President (since 4/15/2004), MML Distributors, LLC; Vice President, Financial Strategy, Chief Operations Officer and Chief Privacy Officer (since 4/23/2004), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Director-Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Sally Fortier Murphy, Secretary (since 10/15/2004), MML Distributors, LLC; Secretary (since 9/29/2004), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Assistant Vice President, Associate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts 01144-1013; Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn A. Sponzo, Chief Compliance Officer (since 2/14/2003), MML Distributors, LLC; Chief Compliance Officer (since 1/31/2003), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President-Distribution Compliance (since 1/2003), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Tanguay, Registration Manager (since 5/9/2005), MML Distributors, LLC; Registration Manager (since 5/9/2005), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts 01144-1013; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn Edstrom, Entity Contracting Officer (since 5/9/2005), MML Distributors, LLC; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts 01144-1013. Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Lake, Cash and Trading Supervisor (since 4/16/2004) and Assistant Treasurer (5/9/2005), MML Distributors, LLC; Second Vice President-Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna K. Resutek, Chief Information Officer (since 3/26/2004), MML Distributors, LLC; Chief Information Officer (since 3/26/2004), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Second Vice President-Distribution Common Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Anne Melissa Dowling, Large Corporate Marketing Supervisor (since 12/22/1997), MML Distributors, LLC; Large Corporate Markets Supervisor (since 4/29/1999), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President-Large Corporate Markets, Women’s Markets Initiative and MMWealth Management, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

David W. O’Leary, Hartford OSJ Supervisor (since 1/9/2004) and Variable Annuity Supervisor (since 10/15/2004), MML Distributors, LLC; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward D. Youmell, Continuing Education Officer (since 5/23/2005), MML Distributors, LLC; Vice President and Continuing Education Officer (since 4/23/2004), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Eugene Charon, Assistant Vice President and Assistant Treasurer (since 6/16/2005), MML Distributors, LLC; Assistant Vice President and Assistant Treasurer and Controller, MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

(c) Not Applicable

Item 28:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

(With respect to its services as Sub-Adviser)

Cooke & Bieler, L.P.

1700 Market St.

Suite 3222

Philadelphia, Pennsylvania 19103

(With respect to its services as Sub-Adviser)

Navellier & Associates, Inc.

One East Liberty, Third Floor

Reno, Nevada 89501

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Sands Capital Management, Inc.

1100 Wilson Boulevard, Suite 3050

Arlington, Virginia 22209

(With respect to its services as Sub-Adviser)

Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, Illinois 60602

(With respect to its services as Sub-Adviser)

Fidelity Management and Research Company (“FMR”)

82 Devonshire Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

(With respect to its services as Sub-Adviser)

Mazama Capital Management, Inc.

One SW Columbia Street, Suite 1500

Portland, Oregon 97258

(With respect to its services as Sub-Adviser)

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

Clover Capital Management, Inc.

400 Meridian Centre, Suite 200

Rochester, New York 14618

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as Sub-Adviser)

Salomon Brothers Asset Management Inc.

399 Park Avenue

New York, New York 10022

(With respect to its services as Sub-Adviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as Sub-Adviser)

Western Asset Management Company Limited

115 Bishopgate

London, UK EC2M3XG

(With respect to its services as Sub-Adviser)

EARNEST Partners, LLC

75 14th Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as Distributor)

MML Distributors, LLC

One Monarch Place

1414 Main Street

Springfield, Massachusetts 01144-1013

and, c/o Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 34 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 11th day of January, 2006.

MASSMUTUAL SELECT FUNDS

By:	*
Frederick C. Castellani President and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 34 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 11th day of January, 2006.

Signature	Title

* Richard W. Greene	Chairman and Trustee

* Robert E. Joyal	Vice Chairman and Trustee

* Richard H. Ayers	Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* R. Alan Hunter, Jr.	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

D(5)	Investment Sub-Advisory Agreement for Select Large Cap Value Fund

D(15)	Investment Sub-Advisory Agreement for Select Overseas Fund

D(18)	Investment Sub-Advisory Agreement for Select Small Company Growth Fund

D(23)	Investment Sub-Advisory Agreement for Select Strategic Balanced Fund

D(28)	Investment Sub-Advisory Agreement for Select Strategic Balanced Fund

D(29)	Investment Sub-Advisory Agreement for Select Strategic Bond Fund

D(30)	Investment Sub-Advisory Agreement for Select Small Company Value Fund

P(3)	Code of Ethics for MassMutual, MML Distributors and MassMutual Select Funds